Exhibit 99.3
Exception Grades
Run Date - 10/29/2021 12:00:01 AM

AMC Loan ID	Redacted ID	Seller Loan ID	Investor Loan Number	Loan Exception ID	Exception ID	Exception Date	Exception Type	Exception Category	Exception Subcategory	15E Category	Exception	Exception Detail	Exception Information	Compensating Factors	Compensating Factor Information	Applying Party	Follow-up Comments	Cleared Date	Cured Date	Waived Date	Exception Level Grade	Exception Level Rating	Note Date	Property State	Occupancy	Purpose	Exception Remediation	Overall Initial Loan Grade	Overall Final Loan Grade	Credit Initial Loan Grade	Credit Final Loan Grade	Compliance Initial Loan Grade	Compliance Final Loan Grade	Property Initial Loan Grade	Property Final Loan Grade	Originator QM ATR Status	TPR QM ATR Status	Is Curable
215661815	RCKT2021500015			22527631			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-					Reviewer Comment (2021-09-30): Cleared. Proof of HOI found in file.	09/30/2021			1	A		MI	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661815	RCKT2021500015			23076036			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.						Reviewer Comment (2021-10-05): Received required documentation. Cleared.	10/05/2021			1	A		MI	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661816	RCKT2021500020			22526801			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Closing Disclosure Timing without Waiver	TILA-RESPA Integrated Disclosure: Closing Disclosure not provided to Borrower(s) at least [Redacted] prior to closing.	There was no evidence the borrower received the preliminary Closing Disclosure with date issued of [Redacted] at least [Redacted] prior to closing.				Reviewer Comment (2021-09-30): Lender provided CD dated [Redacted]. Buyer Comment (2021-09-30): initial cd was issued [Redacted]	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term	No Defined Cure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661816	RCKT2021500020			22540695			Compliance	Compliance	Miscellaneous Compliance	Compliance	Other Compliance Exception (Manual Add)		The address on the Note and Security instrument should reflect: [Redacted] versus [Redacted] as per the USPS website. The other documentation (appraisal, flood cert, homeowner's insurance and title) all have the correct property address.
Reviewer Comment (2021-10-15): Documentation provided verifying the city of [Redacted] as shown on HO, Flood, Title and CD is the same as [Redacted] as shown on the Note and Security instrument.  [Redacted] report dated [Redacted].  Exception cleared.

Buyer Comment (2021-10-14): [Redacted]: See the attached assessment record showing that [Redacted] was the original address, but the Standardized address for the property is [Redacted]. USPS also confirms the correct address is [Redacted]. The appraisal/title/hoi are referencing the same property by stating [Redacted] however that is not the standardized property address which is what is used for the note, and several of these documents include additional identifying information such as the assessor's parcel number and legal description that clears up the discrepancy quickly.

Reviewer Comment (2021-10-05): Exception has not been cleared.  There was a typo on the exception cited.  The issue is that the Note and Security Instrument reflect the city as [Redacted] and the appraisal, hazard insurance, flood certification, preliminary title report and final Closing Disclosure reflect the city as [Redacted].

Buyer Comment (2021-10-04): All documents in file show [Redacted], not Creed. No changes are needed.
																		10/15/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661820	RCKT2021500038			22541355			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The final title policy is for [Redacted] and loan amount is [Redacted].				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Reviewer Comment (2021-10-01): Revised final title policy correcting amount of insurance not received.	10/14/2021			1	A		SC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661820	RCKT2021500038			22542886			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The HOI policy for [Redacted] was not found in file as stated on the 1008.				Reviewer Comment (2021-10-01): Cleared. Verified with [Redacted] Schedule E. Buyer Comment (2021-09-28): [Redacted]: please see the [Redacted] Schedule E that reflects this information.	10/01/2021			1	A		SC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661821	RCKT2021500041			22541410			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The [Redacted] re-inspection fee required for the subject property was not disclosed to the borrowers in a timely manner and are not valid increase for the appraisal fee. It was known as early as [Redacted] when appraisal was received that an re-inspection would be needed however, this fee was not disclosed to the borrower until [Redacted]. Despite the client's policy of disclosing the fee when ordering the re-inspection, this violates TRID as fee was not disclosed within [Redacted] of a known valid change of circumstance. A cure of [Redacted] is required to satisfy violation.				Reviewer Comment (2021-10-07): [Redacted] received Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected PCCD. Reviewer Comment (2021-10-05): [Redacted] received PCCD dated [Redacted], LOE, Copy of check and shipping label. Tracking indicates the label has been created; however, it has not been picked up for shipping. Please provide Proof of mailing.		10/07/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661822	RCKT2021500044			22541954			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	Title commitment reflects original lender Was [Redacted]. Notice of Right to Cancel should have been on Model form H-9 versus Model form H-8.				Buyer Comment (2021-10-05): [Redacted]: The circuit court that covers [Redacted] has not ruled that the H8 form is inadequate in reopening recission, therefore there is no risk in providing the H8 form at closing and we contest doing so is in accordance with the law at the time.			10/05/2021	2	B		NM	Primary	Refinance - Rate/Term	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661823	RCKT2021500057			22541170			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The Title Policy amount on the Preliminary Title of [Redacted] is less than the loan amount of [Redacted].				Reviewer Comment (2021-10-05): Received required documentation. Cleared.	10/05/2021			1	A		OR	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661825	RCKT2021500075			22536831			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The legal description attachment to the Security Instrument was not found.				Reviewer Comment (2021-10-11): Separate and recordable Legal Description has been provided, satisfying the exception.	10/11/2021			1	A		IL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661825	RCKT2021500075			22537129			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-11): Final title provided covering the amount of the loan, satisfying the exception.	10/11/2021			1	A		IL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661827	RCKT2021500083			22551556			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	The Final Closing Disclosure incorrectly reflected the Flood Insurance in the "Other" section versus Homeowner's Insurance on page 1 under the Estimated Taxes, Insurance & Assessments section.				Buyer Comment (2021-10-07): acknowledge as non-material Reviewer Comment (2021-09-30): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other. Buyer Comment (2021-09-29): [Redacted] chose to disclose the Flood Insurance separately from Homeowner's insurance because we are a client service focused company and wish to provide greater clarity to our borrowers.			10/07/2021	2	B		NC	Second Home	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661827	RCKT2021500083			22558725			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Evidence of homeowners insurance was not found for the property at [Redacted].				Reviewer Comment (2021-09-30): HO provided - Exception cleared Buyer Comment (2021-09-29): See attached HOI. The underwriter assumed a 50/50 premium split between the two properties listed.	09/30/2021			1	A		NC	Second Home	Refinance - Rate/Term		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661828	RCKT2021500092			22541175			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third Party verification not located in file				Reviewer Comment (2021-10-15): TPV provided. Exception cleared.	10/15/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661828	RCKT2021500092			22541177			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third Party verification not located in file				Reviewer Comment (2021-10-15): TPV provided. Exception cleared.	10/15/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661828	RCKT2021500092			22541179			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third Party verification not located in file				Reviewer Comment (2021-10-15): TPV provided. Exception cleared.	10/15/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661828	RCKT2021500092			22541295			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Missing Third Party Verification for borrowers two businesses.				Reviewer Comment (2021-10-15): TPV provided. Exception cleared.	10/15/2021			1	A		CA	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661831	RCKT2021500098			22541677			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The escrow amount is [Redacted] and CD has [Redacted]. The difference is the HOA dues, actually dues were [Redacted]/mo and they are only using [Redacted]/mo				Reviewer Comment (2021-10-05): PC CD, letter to borrower and evidence of mailing provided. Exception cleared. Buyer Comment (2021-10-04): see attached	10/05/2021			1	A		NE	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661832	RCKT2021500104			22542544			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	The effective date of the Hazard Insurance Policy is [Redacted] which is after the date of consummation [Redacted].				Reviewer Comment (2021-10-11): Cleared. Hazard insurance effective [Redacted] which is the same as the disbursement date of the loan, [Redacted]. Buyer Comment (2021-10-07): [Redacted]: The disbursement date of the loan is [Redacted], and we only require the policy to be dated by the date of disbursement.	10/11/2021			1	A		OK	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661832	RCKT2021500104			22542630			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] business days prior to consummation.	The appraisal was received on [Redacted] which is less than [Redacted] prior to consumation. An acknowledgment of receipt of valuation [Redacted] prior to closing was not provided for review.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Copy of appraisal delivery waiver provided.	10/11/2021			1	A		OK	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661833	RCKT2021500108			22545514			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Preliminary Title / Title Commitment not provided. The most recent Title Commitment with all schedules and sufficient policy coverage is required.				Reviewer Comment (2021-10-05): Final Title provided. Exception cleared	10/05/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661834	RCKT2021500115			22551245			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Result of Points and Fees testing fail.				Reviewer Comment (2021-10-14): Loan is SHQM (APOR). Reviewer Comment (2021-10-06): Please see comments below. Buyer Comment (2021-10-05): Please see response to the other exception	10/14/2021			1	A		TN	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661834	RCKT2021500115			22551246			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or .[Redacted]).	QM points and fees exceeded by [Redacted]. Lender excluded a lender paid affiliate fee of Lenders Title Insurance in QM testing.
Reviewer Comment (2021-10-14): Recalculated Undiscounted Price allows for enough loan discounts to be excluded to bring total P&F under [Redacted] cap.

Reviewer Comment (2021-10-06): The following fees were included in the QM Points and Fees calculation:  [Redacted] Discount, [Redacted] Processing Fee, [Redacted] Underwriting Fee, [Redacted] Tax Cert paid to affiliate, [Redacted] Title - Courier paid to affiliate, [Redacted] Title - Lender's Title paid to affiliate and [Redacted] Title - Closing fee paid to affiliate for a total of [Redacted].  Based on the updated documentation received, discount points were excluded by [Redacted] in the amount of [Redacted] which was based on the discounted rate price of [Redacted] - [Redacted] undiscounted price for a net of [Redacted].  However, the final CD only reflects the borrower paid [Redacted] discount.  [Redacted] - [Redacted] undiscounted price = [Redacted] which equates to [Redacted] excluded by [Redacted].  In addition, the lender affiliated fees total [Redacted] and the High Costs Testing breakdown supplied only indicates [Redacted] used by [Redacted].  Unable to clear the exception.
																		10/14/2021			1	A		TN	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661834	RCKT2021500115			22558737			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule: Creditor did not provide Affiliated Business Arrangement Disclosure to applicant within [Redacted] business days of application.	The disclosure found in the file was signed on [Redacted] and the application date is [Redacted].				Reviewer Comment (2021-10-14): Cleared. ABA dated [Redacted] in the loan file.	10/14/2021			1	A		TN	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661838	RCKT2021500125			22546724			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Fees included in the Finance Charge are: Flood Life of Loan [Redacted]; Loan Discount [Redacted]; Loan Origination Fee [Redacted]; Prepaid Interest [Redacted]; Tax Service Life of Loan [Redacted]; Title - CPL Fee [Redacted]; Title E-File [Redacted]; Title - Recording Service [Redacted]; Title - Title Services [Redacted] and Title - Settlement Fee [Redacted] = [Redacted] versus [Redacted]. Calculated Finance Charge is [Redacted] versus [Redacted].				Reviewer Comment (2021-10-13): [Redacted] received lender attestation as to purpose of fee. Buyer Comment (2021-10-12): [Redacted]: please see the attached email which confirms the title service charge is a search and examination fee which is excludable under 1026.4(c)(7).	10/13/2021			1	A		MO	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661841	RCKT2021500134			22550128			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The approval and the CD include HOA of [Redacted] however there is no HOA fee.				Reviewer Comment (2021-10-05): PC CD, evidence of mailing and letter to borrower provided to correct the issues. Exception Cleared.	10/05/2021			1	A		FL	Primary	Refinance - Rate/Term	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661842	RCKT2021500137			22559868			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final Closing Disclosure reflects the Estimated Property Costs over Year 1 of [Redacted] versus [Redacted]. on page 4. The difference is due to the use of the homeowner's in the amount of [Redacted] a month versus [Redacted] as documented on the homeowner's insurance policy in the file.				Reviewer Comment (2021-10-18): PCD provide with correct estimated property costs over one year. Buyer Comment (2021-10-17): Please see attached redisclosure package curing the issue. The HOA dues have also been updated. Please review to clear this condition.		10/18/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	C	A	C	B	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661842	RCKT2021500137			22580055			Property	Property - Appraisal	General Appraisal Requirements	Property - Appraisal	Valuation Exception:		The HOA dues reflect [Redacted] versus [Redacted] as documented on page 1 of the appraisal.
Reviewer Comment (2021-10-18): HOA verification provided for subject property, satisfying the exception.

Buyer Comment (2021-10-17): Please see attached redisclosure package curing the issue. The HOA dues have also been updated. Please review to clear this condition.

Reviewer Comment (2021-10-11): Re-disclosure documents not yet received.

Buyer Comment (2021-10-06): Disregard prior comment.  We will be redisclosing.

Buyer Comment (2021-10-06): [Redacted] is using the HOA dues found on [Redacted] as the true and correct amount.  This is the most conservative approach as well.  Please see attached printout and review to clear condition.
																		10/18/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	C	A	C	B	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661842	RCKT2021500137			22580073			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Documentation was not found to verify the HOA Dues for the property located at [Redacted] in the monthly amount of [Redacted].				Reviewer Comment (2021-10-18): HOA verification has been provided confirm the [Redacted] monthly dues, satisfying the exception. Buyer Comment (2021-10-17): Please see attached confirming the HOA fees to be [Redacted] for this property. The resulting difference impacts the DTI less than [Redacted]. Please review to clear this condition. Reviewer Comment (2021-10-11): Documentation not yet received.	10/18/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	C	A	C	B	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661843	RCKT2021500143			22550079			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Tax and insurance verification is missing.				Reviewer Comment (2021-10-01): Taxes provided. Property is vacant land Buyer Comment (2021-09-29): [Redacted]: see attached property tax assessment. The property is a lot, so there is no insurance verification.	10/01/2021			1	A		NV	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661845	RCKT2021500147			22556403			Compliance	Compliance	Federal Compliance	Missing Disclosure	Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	FDPA Notification Rule: Creditor did not retain record of borrower's receipt of Notice of Special Flood Hazard Disclosure.	The Notice of Special Flood Hazards document on file dated [Redacted] is cutoff at the bottom. The borrower's signature section is missing and cannot be verified.				Buyer Comment (2021-10-08): We can confirm the borrower received the document according to our system logs.			10/08/2021	2	B		NY	Primary	Purchase		B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661850	RCKT2021500167			22563859			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Coverage not sufficient to cover the loan amount, There is no evidence of Replacement Cost Esitmator in the file.				Reviewer Comment (2021-10-11): Client provided Replacement Cost Estimate showing the HOI coverage exceeds the cost to replace the dwelling. Buyer Comment (2021-10-06): Please see attached copy of the replacement cost estimator showing dwelling coverage of [Redacted] is sufficient.	10/11/2021			1	A		TX	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661851	RCKT2021500168			22563628			Credit	Hazard Insurance	Insufficient Coverage	Hazard Insurance	Hazard insurance coverage amount is insufficient. Coverage amount required to cover the lesser of the Replacement Cost or the Loan amount per guidelines.	Coverage: ___; Extended Replacement Coverage: ___; Loan Amount: ___; Cost New: ___	Coverage is [Redacted] + extended replacement coverage of [Redacted] or [Redacted] totaling [Redacted] and the Note amount is [Redacted]. Estimated Replacement Cost provided by insurance company or lender was not provided.				Reviewer Comment (2021-09-28): RCE confirms enough coverage to replace subject. Exception cleared. Buyer Comment (2021-09-28): See attached replacement cost estimator confirming the property is insured to replacement cost	09/28/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661853	RCKT2021500170			22566087			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Documentation was not found to verify the borrower did not have any Homeowner's Insurance and/or HOA dues for the property located at [Redacted]. Per the Closing Statement in the file from when the borrower purchased the property, the property was subject to a Home Owner's Association. Property taxes only were utilized in qualifying on the FNMA Transmittal Summary.				Reviewer Comment (2021-09-23): Cleared. [Redacted] supports property is vacant land and hazard insurance not required. Buyer Comment (2021-09-22): [Redacted]: Home is a vacant lot. It was marked as such on the 1003. Reviewer Comment (2021-09-21): Verification of HOA dues was provided. Still missing verification of Homeowner's insurance. Buyer Comment (2021-09-17): [Redacted]: See [Redacted] statement showing hoa dues value.	09/23/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661856	RCKT2021500189			22563710			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Mortgage Broker Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Fee added with no valid change of circumstance.				Reviewer Comment (2021-10-05): Change in circumstance provided. Exception cleared	10/05/2021			1	A		AZ	Primary	Refinance - Limited Cash-out GSE	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661856	RCKT2021500189			22564120			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Updated final title was not provided for review.				Reviewer Comment (2021-10-05): Final Title provided. Exception cleared.	10/05/2021			1	A		AZ	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661857	RCKT2021500196			22563718			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-09-29): Exhibit A was provided satisfy exception.	09/29/2021			1	A		MA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661862	RCKT2021500217			22591745			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	The source used to obtain phone # on the closing verbal VOE within [Redacted] of the Note date was not completed.				Reviewer Comment (2021-10-04): Rec'd verification of source of employers #. Exception cleared.	10/04/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661864	RCKT2021500221			22568411			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Itemization of amount financed does not include the processing fee of [Redacted].
Reviewer Comment (2021-10-20): Cleared.  Requested documentation received.

Buyer Comment (2021-10-19): See attached ROR package and review to clear condition.

Reviewer Comment (2021-10-15): This is a material exception on a refinance, reopening of RTC is required to cure.  Please provide RTC and proof of delivery of RTC for testing.

Buyer Comment (2021-10-15): Please see attached check copy and client package and review to clear condition.

Buyer Comment (2021-10-14): See attached copy of check and client package containing the [Redacted] label, Client letter and updated CD and review to clear condition.
																		10/20/2021			1	A		FL	Primary	Refinance - Cash-out - Other	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661865	RCKT2021500222			22564798			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	QM Points and Fees are [Redacted] versus allowable of [Redacted].
Reviewer Comment (2021-10-14): SHQM

Buyer Comment (2021-10-08): [Redacted]: Please subtract the shortage from both the current price (as reflected on the CD) and the undiscounted price, which results in a rate buy down of 1 point. If the client received a shortage on their final price that must also be applied to the undiscounted rate calculation. Please escalate this as this is always cleared by compliance at [Redacted] when it is at issue.

[Redacted] @ [Redacted]points + [Redacted] (LLPA) - [Redacted] (shortage) = [Redacted] points (undiscounted price)
[Redacted] @ [Redacted] points + [Redacted] (LLPA) - [Redacted] (shortage) = [Redacted] points (current price)
[Redacted] - [Redacted] = [Redacted] points (rate buy down)
[Redacted] - [Redacted] = [Redacted] / [Redacted] =  [Redacted] (ratio of rate decrease to rate buy down)

Reviewer Comment (2021-10-06): See comments below

Buyer Comment (2021-10-05): Please see response to the other exception
																		10/14/2021			1	A		NC	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661865	RCKT2021500222			22564799			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).	Calculated points and fees are: Discount Points [Redacted]; Origination Fee [Redacted]; Tax Certification Fee (paid to lender affiliate) [Redacted]; Title-Express Mail/Courier Fee (paid to lender affiliate) [Redacted]; Title-Lenders Title Policy (paid to lender affiliate) [Redacted] and Title Settlement or Closing Fee (paid to lender affiliate) [Redacted] = [Redacted] and allowable total is [Redacted] (an overage of [Redacted] or [Redacted]).
Reviewer Comment (2021-10-14): Using undiscounted rate of [Redacted] and price of [Redacted], a portion of the discount points are excludable and QM fees do not exceed [Redacted].

Reviewer Comment (2021-10-06): [Redacted] excluded discount points in the amount of [Redacted].  This was calculated at: [Redacted] discount paid - [Redacted] Undiscounted Rate = [Redacted].  The documentation provided by [Redacted] reflected the exclusion was calculated at [Redacted] required - [Redacted] = [Redacted].  Since the borrower only paid [Redacted], [Redacted] cannot be used in the calculation.  In addition, [Redacted] used [Redacted] in Lender affiliate fees as indicated in the original exception.
																		10/14/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661865	RCKT2021500222			22571157			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	RESPA Disclosure Rule: Creditor did not obtain signature on Affiliated Business Arrangement Disclosure.	The Affiliated Business Arrangement Disclosure Statement provided within [Redacted] of the application on [Redacted] was not signed by the borrower. It is noted that the Affiliated Business Arrangement Disclosure provided on [Redacted] was signed by the borrower.				Reviewer Comment (2021-10-14): Cleared - Initial ABA provided electronically on [Redacted] and does not require a signature.	10/14/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661866	RCKT2021500225			22567959			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The 1008 reflects the borrower's primary residence was calculated in DTI including [Redacted] HOA dues. Documentation to support the HOA dues for [Redacted] is required.				Reviewer Comment (2021-10-01): Evidence of HOA Dues via [Redacted] printout received. Exception cleared	10/01/2021			1	A		WA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661867	RCKT2021500226			22572770			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The new mortgage statement with [Redacted] was not found in the file.
Reviewer Comment (2021-10-18): Cleared.  Property data report received which is dated [Redacted] and reflects mortgage with [Redacted] was released on [Redacted] and no other liens have been filed between that date and the closing of the subject.

Buyer Comment (2021-10-14): Please see the attached Data Tree screenshot, Data Tree is a resource used to show county records. For the non-subject property we can see the [Redacted] lien with [Redacted] was paid off and there was a release of lien [Redacted]. There are no subsequent liens on the property, it is free and clear.

Reviewer Comment (2021-10-14): Received evidence of HOA Dues.  Still need evidence [Redacted] is in fact owned free and clear due to conflicting information in file, the fact the change in mortgagee to [Redacted] (of which the mortgage did not close) is not in itself proof it is owned free and clear.   The initial H06 policy provided reflected the mortgagee as [Redacted].  The initial loan application reflects their is an outstanding mortgage with [Redacted] and documentation in file indicates they were in the process of a refinance with [Redacted] of which has since been withdrawn.   The credit reflects a mortgage paid off on [Redacted] with [Redacted] of which the borrower could have obtained financing from another lender other than [Redacted].    Based on the lender's own initial loan appl reflecting a outstanding mortgage with a monthly payment of [Redacted], and the initial H06 Policy provided reflecting an outstanding mortgage, it is not possible to clear this exception without a property history report, preliminary title commitment from the withdrawn refinance or similar documentation to verify it in fact owned free and clear.

Buyer Comment (2021-10-13): Please see attached HOA dues for non-subject.

Reviewer Comment (2021-10-12): Verification of the HOA dues were not provided.  HOI and verification of property taxes received.

Buyer Comment (2021-10-12): Please see the attached HOI policy and taxes for the non-subject property, the only mortgagee listed on the policy was QL as we were in process but client withdrew, no mortgagee is proof that the property is free and clear in addition to the comments noted previously, no other real estate debt shown on the credit report.

Reviewer Comment (2021-10-11): Received evidence the loan with [Redacted] was withdrawn.  Due to this, the following information is being added:

1.  Evidence of property taxes.
2.  Evidence of HOA Dues
3.  Evidence owned free and clear.  The Master Insurance Policy does not reflect whether or not there is a mortgagee.  It is noted the original loan application indicates the lender as [Redacted].

Buyer Comment (2021-10-06): The refinance on non-subject property [Redacted] was withdrawn at the client's request, this loan did not close. The non-subject property was previously free and clear as evidenced by the credit report showing no open real estate debt.
																		10/18/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661868	RCKT2021500228			22567526			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The tax verification was not provided for review for the REO [Redacted].				Reviewer Comment (2021-10-11): Exception cleared as the received Property History Report confirms the Tax amount for the REO property address: [Redacted]. Associated and updated the file	10/11/2021			1	A		SC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661869	RCKT2021500230			22570388			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Missing HOA verification for [Redacted].				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		GA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661869	RCKT2021500230			22580440			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The HOA documentation for [Redacted] was not found in the file.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		GA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661874	RCKT2021500239			22569816			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Provided Prior to Date Performed	ECOA Valuations Rule (Dodd-Frank [Redacted]): Date valuation provided to applicant is prior to the date when valuation was performed. Unable to determine compliance with appraisal timing requirements.	The effective date of the appraisal was [Redacted] and signed on [Redacted]. The Certified Report Delivery Confirmation provided by [Redacted] reflects the report was delivered to the borrower on [Redacted] which is prior to the date the report was signed.
Buyer Comment (2021-10-19): We have provided proof that the appraisal ordered was provided to the client as required.

Buyer Comment (2021-10-19): [Redacted]: Attached is the original appraisal which was provided to the client and shows the same derived appraisal value, and the revised one only includes adjusted commentary immaterial to the value derived. We have provided ample proof that the appraisal was provided to the client as regulation requires.

Reviewer Comment (2021-10-18): The email provided from the broker indicates the revised appraisal was sent to the borrower on [Redacted].  Unfortunately, the most recent copy of the appraisal in file was signed and dated by the appraiser on [Redacted].  The date provided to the borrower indicated on the email is prior to the actual date of the appraisal.  It would appear there was another appraisal revision that was dated [Redacted] that was not provided.  Please provide documentation to verify the borrower received the appraisal dated [Redacted].

Buyer Comment (2021-10-14): See package submitted on [Redacted].

Reviewer Comment (2021-10-14): No additional documentation provided as of this date

Reviewer Comment (2021-10-11): The effective date of [Redacted] is the date the appraiser's inspected the property.  Based on the appraisals now provided, the first appraisal was issued on [Redacted] provided to the borrower on [Redacted] per the letter to the borrower in the file.  There was another appraisal in file with a revised date of [Redacted].  All copies, including all revisions need to be provided to the borrower.  Please provide evidence of delivery of the revised appraisal dated [Redacted].  Unable to clear this exception until receipt of evidence the borrower received the revised appraisal dated [Redacted].

Buyer Comment (2021-10-07): The signature date of the appraisal is not relevant. Please review [Redacted] of the appraisal titled "Summary of Salient Features", which lists "Date of Appraised Value" as [Redacted].

Reviewer Comment (2021-10-04): Exception remains.  Appraiser did not sign the copy of the appraisal provided in the file until [Redacted] so it could not have been delivered to the borrower until [Redacted] and the appraisal delivery reflects appraisal delivered to the borrower on [Redacted].  Is there a copy of an appraisal that was signed by the appraiser on or before [Redacted] that has not been provided in the loan file?

Buyer Comment (2021-10-04): The date of appraised value shows [Redacted] on the Appraisal

Reviewer Comment (2021-10-04): Appraisal sent date as per mail is [Redacted], which is before appraisal report date [Redacted]. Exception remains.

Buyer Comment (2021-09-30): The attached email shows the appraisal was provided electronically to the borrower a month before closing.
																				10/19/2021	2	B		FL	Primary	Refinance - Cash-out - Other		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661874	RCKT2021500239			22569819			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Partial Payments	TILA-RESPA Integrated Disclosure - Loan Disclosures: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether the loan allows for Partial Payments.	Final Closing Disclosure provided on [Redacted] does not have a box marked for Partial Payments on page 4.				Reviewer Comment (2021-10-11): PC CD revising [Redacted], letter to borrower and proof of mailing provided. Exception cleared.	10/11/2021			1	A		FL	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661875	RCKT2021500241			22569761			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final CD disclosed the Amount of Total Property Costs over Year 1 as [Redacted] on page 4; however the difference is in the HOA dues the appraisal shows [Redacted] or [Redacted] and lender is using [Redacted].				Reviewer Comment (2021-10-05): PC CD, letter and borrower and proof of mailing found for the correction. Exception cleared. Buyer Comment (2021-10-04): see attached	10/05/2021			1	A		NJ	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661880	RCKT2021500258			22572109			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	[Redacted] calculated prepaid financed charges as [Redacted] versus [Redacted].				Reviewer Comment (2021-10-12): PCCD, letter and check to borrower and proof of mailing provided. Exception cleared.	10/12/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661882	RCKT2021500262			22573848			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	Verification of employment for [Redacted] is not in file.				Reviewer Comment (2021-10-13): Cleared. Borrower is starting new employment after closing and acceptable documentation has been provided. Buyer Comment (2021-10-11): We've obtained [Redacted] of W-2s as well as an unexpired pay stub for [Redacted]. Client was starting a new position on [Redacted] and we have an offer letter, plus a VVOE for that job in the file. No additional docs are needed.	10/13/2021			1	A		WA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661882	RCKT2021500262			22574135			Credit	Credit	Credit Documentation	Guideline	The Verification of Rent (VOR) / Verification of Mortgage (VOM) is required and was not found in file.		Missing verification of rent.				Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): Please see attached lease and payment history.	10/13/2021			1	A		WA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661885	RCKT2021500266			22581246			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Security Instrument shows that a Rider (Legal Attached) is part of the Security Instrument, but the file does not contain a legal description of the subject property.				Reviewer Comment (2021-10-01): Exhibit A - legal attachment provided	10/01/2021			1	A		MA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661886	RCKT2021500267			22578834			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The mortgage statement for [Redacted] from [Redacted] is missing the required page 1 of 2 to confirm all applicable criteria.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see the attached mortgage coupon from First Federal that includes all required aspects: P&I and escrow breakdowns totaling the full PITIA used to qualify of [Redacted].	10/11/2021			1	A		SC	Second Home	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661886	RCKT2021500267			22578846			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The [Redacted] Schedule K-1 and 1120S signed and dated tax returns are required for [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached signed and dated [Redacted] 1120S including the K-1 at the end of the returns.	10/11/2021			1	A		SC	Second Home	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661886	RCKT2021500267			23190454			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [Redacted], Most Recent Tax Return End Date [Redacted], Tax Return Due Date [Redacted].					Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		SC	Second Home	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661888	RCKT2021500270			22589983			Compliance	Compliance	State Compliance	Misc. State Level	Maryland Mortgage Lending Regulations (Disclosure of Taxes and Insurance Not Provided)	Maryland Mortgage Lending Regulations: Borrower did not receive disclosure on responsibility for payment of taxes and insurance.					Reviewer Comment (2021-10-14): Disclosure provided. Exception cleared	10/14/2021			1	A		MD	Primary	Purchase		B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661888	RCKT2021500270			23222316			Compliance	Compliance	State Compliance	Misc. State Level	Maryland Mortgage Lending Regulations (Disclosure of Taxes and Insurance Not Provided Timely)	Maryland Mortgage Lending Regulations: Disclosure on responsibility for payment of taxes and insurance not provided to borrower within [Redacted] of application or [Redacted] prior to closing.	The [Redacted] Waiver of Escrow Disclosure was not provided until the date of closing on [Redacted]. This is being added due to receipt of additional documentation provided.				Buyer Comment (2021-10-22): acknowledged as non-material			10/22/2021	2	B		MD	Primary	Purchase		B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661890	RCKT2021500273			22580818			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.						Reviewer Comment (2021-10-11): Updated policy provided Buyer Comment (2021-10-05): Please see attached HOI renewal policy for subject property covering [Redacted] - [Redacted].	10/11/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661891	RCKT2021500278			22584563			Credit	Insurance	Insurance Analysis	Insurance	Flood Insurance Policy expires within [Redacted] of the Note Date.	Flood Insurance Policy Expiration Date ___; Note Date ___	Flood Insurance policy expires [Redacted] which is less than [Redacted] to the Note date of [Redacted].				Reviewer Comment (2021-10-14): Received required documentation. Cleared.	10/14/2021			1	A		FL	Primary	Refinance - Cash-out - Other		B	A	B	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661892	RCKT2021500280			22585361			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Verification that the mortgage payment of [Redacted] for the property at [Redacted] includes escrows for property taxes and hazard insurance was not provided.				Reviewer Comment (2021-10-05): Printout from website provided verifying taxes and insurance were included provided. Exception cleared. Buyer Comment (2021-10-04): Please see attached confirming taxes and insurance are included.	10/05/2021			1	A		GA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661893	RCKT2021500281			22585088			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Result of missing third party verification for primary employment.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Reviewer Comment (2021-10-05): The documentation provided was the borrower's Business License. The date issued is cut off. Therefore it is not possible to determine if the issued date is valid.	10/12/2021			1	A		NV	Second Home	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661893	RCKT2021500281			22585090			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third party verification for borrower's primary employment was missing.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Reviewer Comment (2021-10-05): The documentation provided was the borrower's Business License. The date issued is cut off. Therefore it is not possible to determine if the issued date is valid.	10/12/2021			1	A		NV	Second Home	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661894	RCKT2021500284			22589547			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Amount financed did not include the Audit/Quality Control Fee of [Redacted]				Reviewer Comment (2021-10-01): Exception cleared with Real Estate Admin Fee. Buyer Comment (2021-09-28): Broker Compliance fees are not prepaid finance charges. They are part of the real estate transaction between the buyer and seller and are not imposed as a condition of financing.	10/01/2021			1	A		MA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661894	RCKT2021500284			22595119			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	The [Redacted] fee tolerance was exceeded. The fees increased from [Redacted] to [Redacted] without a cure of [Redacted].
Reviewer Comment (2021-10-22): Received required documentation. Cleared.

Reviewer Comment (2021-10-11): [Redacted] - Please provide an LOE stating all the fee which are same but disclosed with different name in CD.

Buyer Comment (2021-10-08): The attorney was imposed as a settlement fee and the tax service fee was imposed as a e-recording fee.

[Redacted] attorney fee
[Redacted] express mail/courier fee
[Redacted] lenders title policy
[Redacted] mlc fee
[Redacted] tax service fee
[Redacted] title exam fee
[Redacted] recording fee
[Redacted] total * [Redacted] = [Redacted] threshhold

[Redacted] courier fee
[Redacted] recording fee
[Redacted] exam fee
[Redacted] lenders title policy
[Redacted] mlc fee
[Redacted] settlement fee
[Redacted] recording fee
[Redacted] total is less than the threshold

Reviewer Comment (2021-09-30): [Redacted]: Title-Search fee, Title - Tax Cert fee, Title - Attorney's fee and Title - Survey fee Seller is included in the baseline for the [Redacted] tolerance calculation. [Redacted] does not include this fee in the baseline for the [Redacted] tolerance calculation as the fee was not imposed on the consumer at closing. Under comment to 1026.19(e)(3)(ii)-5, a creditor should compare the sum of the charges actually paid by or imposed on the consumer with the sum of the estimated charges on the Loan Estimate that are actually performed. If a service is not charged to the borrower, the estimate for that charge should be removed from the total amount of estimated charges. Moreover, Title fees were disclosed in Section B borrower service Cannot shoppable section. Also, payee name not listed in the provider List. Please provide corrected PCCD with LOE to moved the title fees from B to C. Otherwise Cure is required per baseline [Redacted] (ILE+[Redacted] [Redacted] - [Redacted] FCD) in order to clear this exception.

Buyer Comment (2021-09-30): [Redacted] tolerance fees are treated as an aggregate regardless of whether a particular fee was omitted from the LE or CD. The recording fees any any omitted fees are included in the baseline as well.

Please escalate this with your legal team. The CFPB commentary is very clear about this topic.

Comment 19(e)(3)(ii)-2
2. Aggregate increase limited to [Redacted]. Under § 1026.19(e)(3)(ii)(A), whether an individual estimated charge subject to § 1026.19(e)(3)(ii) is in good faith depends on whether the sum of all charges subject to § 1026.19(e)(3)(ii) increases by more than [Redacted], regardless of whether a particular charge increases by more than [Redacted]. This is true even if an individual charge was omitted from the estimate provided under § 1026.19(e)(1)(i) and then imposed at consummation.

Reviewer Comment (2021-09-29): [Redacted] - Title fees increased (Title Settlement Agent Fee - [Redacted] to [Redacted], Title Examination Fee- from [Redacted] to [Redacted], Title Courier fee from [Redacted] to [Redacted] and Title recording Fee - [Redacted] to [Redacted]). In initial LE Total of Shoppable fee + recording Fee disclosed is [Redacted] but the base line amount under [Redacted] falls [Redacted] since Title Abstract or Title Search Fee, Title Attorney  Fee, Title Survey and Title tax service fee are not part of the Final CD. Hence considering the baseline fee of [Redacted] Title fees increased to [Redacted] in final CD which is more than [Redacted] of base line amount [Redacted] ([Redacted] plus [Redacted] = [Redacted]). Hence cure applicable is  [Redacted] -[Redacted] = [Redacted]

Buyer Comment (2021-09-28): Total of shoppable fees was [Redacted] + [Redacted] recording fees = [Redacted] [Redacted] tolerance fees * [Redacted] = [Redacted] threshold before a cure is needed. Total [Redacted] tolerance fees on the final CD amounted to [Redacted], which is below the threshold.
																		10/22/2021			1	A		MA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661897	RCKT2021500294			22595421			Credit	Loan Package Documentation	Closing / Title	Loan Package Documentation	Title Error: Title vesting does not concur with deed
The Security Instrument reflects vesting as "[Redacted], an unmarried woman and [Redacted], an unmarried man".  While Final Title is not in file - this conflicts with other information used in qualifying.  The [Redacted] and [Redacted] tax returns reflect these parties as spouses - and as such - spousal funds logic was applied to numerous large transaction from the account of the non-borrower to an account shared with the borrower.  Current documentation that reflect the parties as unmarried are the Security Instrument Vesting and the 1003 page 1 information.  Current documentation that reflects these parties are married are the Tax Returns and bank statements using spousal funds.  Documentation is required to resolve these discrepancies and resolve any needs resulting from a change in married VS unmarried criteria.

Reviewer Comment (2021-10-13): Received revised Security Instrument and 1003 correcting marital status.

Buyer Comment (2021-10-12): Attached are the corrected docs. Please confirm these are acceptable before we take further action

Reviewer Comment (2021-10-05): The 1003 and Security Instrument need to be corrected.

Buyer Comment (2021-10-04): The borrower is married to [Redacted]. Please clarify what is needed to remedy this.

Reviewer Comment (2021-10-01): Clarification and revised supporting documentation as appropriate is needed in order to clarify the borrower's marital status.  The Security Instrument and page 1 of the loan application indicates unmarried.  The declarations Section 5 (A)(2) indicates property is held jointly with spouse and tax returns are filed jointly.  The final Title Policy does not solve this issue.

Buyer Comment (2021-09-29): see attached final title
																		10/13/2021			1	A		GA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661899	RCKT2021500298			22590258			Credit	TRID	General	TRID	Refi Purpose reflects Rate/Term and cash out greater than the lesser of [Redacted] of the loan amount or [Redacted].	Cash to Borrower: ___; Total Cash Out: ___; Refi Purpose: ___	Second lien was paid off and the lien was not a purchase money second and is therefore considered cash out. The property was purchased in [Redacted] and the subordinated lien is from [Redacted].				Reviewer Comment (2021-10-04): Payoff of secondary lien meets investor guidelines. Buyer Comment (2021-10-03): Loan is allowed to be rate/term refi as The lien is seasoned greater than or equal to [Redacted], and the loan does not allow the client to take additional draws such as a fixed second lien or a Home Equity Loan. Credit report confirms this is in repayment phase and they cannot take draws	10/04/2021			1	A		FL	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661899	RCKT2021500298			22592663			Compliance	Compliance	Federal Compliance	Missing Disclosure	Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	FDPA Notification Rule: Creditor did not retain record of borrower's receipt of Notice of Special Flood Hazard Disclosure.	The Flood Notice dated [Redacted] does not have a signature and there is no documentation in the file to verify the receipt date.				Reviewer Comment (2021-10-04): Doc provided to verify the borrower signed the Notice of Flood Hazard - exception cleared	10/04/2021			1	A		FL	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661902	RCKT2021500303			22591757			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Did not provide ECOA valuation to borrower with in [Redacted].				Reviewer Comment (2021-10-04): Received evidence of appraisal delivery. Exception cleared	10/04/2021			1	A		PA	Primary	Refinance - Rate/Term		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661904	RCKT2021500307			22593074			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	The receipt of appraisal was not found in the file.				Reviewer Comment (2021-10-04): Appraisal Notice received. Buyer Comment (2021-09-30): see attached appraisal delivery waiver	10/04/2021			1	A		MA	Primary	Refinance - Limited Cash-out GSE		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661904	RCKT2021500307			23101304			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Provided Prior to Date Performed	ECOA Valuations Rule (Dodd-Frank [Redacted]): Date valuation provided to applicant is prior to the date when valuation was performed. Unable to determine compliance with appraisal timing requirements.	Unable to determine compliance with appraisal timing requirements.				Reviewer Comment (2021-10-04): Received required documentation. Cleared.	10/04/2021			1	A		MA	Primary	Refinance - Limited Cash-out GSE		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661905	RCKT2021500308			22590359			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Dwelling coverage is [Redacted] and the Note amount is [Redacted]. Estimated Replacement Cost from the lender or insurance company was not provided.				Reviewer Comment (2021-10-11): Client provided insurance document that states there is an additional [Redacted] coverage, satisfying the exception. Buyer Comment (2021-10-05): Please see attached RCE confirming replacement cost. It is industry knowledge that this document is the only thing [Redacted] provides. Please review to clear this condition.	10/11/2021			1	A		GA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661907	RCKT2021500315			22591945			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	RESPA Disclosure Rule: Creditor did not obtain signature on Affiliated Business Arrangement Disclosure.	The Affiliated Business Arrangement Disclosure Statement provided within [Redacted] of application on [Redacted] was not signed by the borrowers. It is noted that the Affiliated Business Arrangement provided on [Redacted] was signed by the borrowers.
Reviewer Comment (2021-10-12): This was initially supplied with initial documents. Nothing states it has to be signed with [Redacted], it only has to be supplied within [Redacted].  This will be signed later in process - esign..

Reviewer Comment (2021-10-11): Exception remains, as we need the Affiliated Business Arrangement  disclosure Statement to be signed and dated.

Buyer Comment (2021-10-05): RESPA does not require document signature, only disclosure is required and the document was disclosed with the Initial Loan Estimate. No signature is required when disclosed within  [Redacted] of application.
																		10/12/2021			1	A		GA	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661908	RCKT2021500323			22591964			Credit	Legal / Regulatory / Compliance	Title / Lien Defect	Legal / Regulatory / Compliance	Final Title Policy is missing. No evidence of title in file.		Preliminary title report or final title policy from [Redacted] was not provided. It is noted that a Supplemental report dated [Redacted] ( 1 page) eliminating item 12 from title was found in the file.				Reviewer Comment (2021-10-01): Final Title provided - exception cleared Buyer Comment (2021-09-29): Please see attached Final Title Policy	10/01/2021			1	A		CA	Second Home	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661909	RCKT2021500325			22594116			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - List of Homeownership Counseling Organizations Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule (Dodd-Frank [Redacted]): List of Homeownership Counseling Organizations not provided to applicant within [Redacted] of application.	RESPA Homeownership Counseling list was provided to borrower [Redacted], this is not within [Redacted] of application date [Redacted].				Reviewer Comment (2021-10-05): Documentation provided. Exception cleared. Buyer Comment (2021-10-04): [Redacted]: The attachment is a copy of the Initial LE package which included the afiliate business arrangement disclosure and housing conseling notice. It was provided on [Redacted] electronically.	10/05/2021			1	A		MD	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661909	RCKT2021500325			22603454			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	RESPA Disclosure Rule: Creditor did not obtain signature on Affiliated Business Arrangement Disclosure.	Borrower did not sign this Disclosure.				Reviewer Comment (2021-10-05): Documentation provided. Exception cleared. Buyer Comment (2021-10-04): [Redacted]: The attachment is a copy of the Initial LE package which included the afiliate business arrangement disclosure and housing conseling notice. It was provided on [Redacted] electronically.	10/05/2021			1	A		MD	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661913	RCKT2021500345			22594775			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Lender used an annual premium amount of [Redacted], actual is [Redacted].				Reviewer Comment (2021-10-08): [Redacted] received Letter of Explanation & Corrected Closing Disclosure. Reviewer Comment (2021-10-04): Revised Closing Disclosure not provided.		10/08/2021		2	B		TX	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661913	RCKT2021500345			22595157			Credit	Guideline	Guideline Issue	Guideline	Borrower has been on current job less than [Redacted], and prior employment history was not documented as required.	-	Dates of employment with prior employer was not verified. Lender to provide verification of dates of employment.				Reviewer Comment (2021-10-04): Cleared. Income documentation is acceptable. Buyer Comment (2021-10-01): [Redacted] and [Redacted] w2's were provided for [Redacted] and a current vvoe was provided for [Redacted]. That completes the full [Redacted] history.	10/04/2021			1	A		TX	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661913	RCKT2021500345			22595158			Credit	Guideline	Guideline Issue	Guideline	Borrower has been on current job less than [Redacted], and prior employment history was not documented as required.	-	Dates of employment with prior employer was not verified. Lender to provide verification of dates of employment.				Reviewer Comment (2021-10-04): Cleared. Income documentation is acceptable. Buyer Comment (2021-10-01): A [Redacted] W2 for [Redacted] and a vvoe and [Redacted] and [Redacted] W2 for [Redacted] were provided. That completes the full [Redacted] history.	10/04/2021			1	A		TX	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661914	RCKT2021500349			22594102			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Missing Third parity verification for borrower's main business [Redacted].				Reviewer Comment (2021-10-04): Evidence of business for [Redacted] was provided. Exception cleared.	10/04/2021			1	A		GA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661915	RCKT2021500350			22595159			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Evidence of earlier receipt not provided.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. [Redacted] is considered a business day. Exception cleared with that input in system. Buyer Comment (2021-10-11): see attached Reviewer Comment (2021-10-11): Exception Remains. The document received is a Appraisal Waiver letter, we need a Appraisal Delivery Waiver letter confirming the appraisal was not received [Redacted] prior to the Closing.	10/12/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661916	RCKT2021500354			22595952			Credit	Hazard Insurance	Document Error	Hazard Insurance	Hazard Insurance policy does not list Lender or Servicer and its successors and assigns, per guideline requirements.		HOI policy provided reflects incorrect mortgagee clause. Lender reflected is not lender on Note. Lender to provide updated policy reflecting correct lender.				Reviewer Comment (2021-10-05): Documentation provided. Exception cleared. Buyer Comment (2021-10-04): Please see attached with updated ISAOA	10/05/2021			1	A		MD	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661918	RCKT2021500360			22599570			Credit	Loan Package Documentation	Loan File	Missing Document	Missing Document: Hazard Insurance Policy not provided						Reviewer Comment (2021-10-11): Updated Hazard Insurance provided covering the amount of the loan.	10/11/2021			1	A		CO	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661918	RCKT2021500360			22599801			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.						Reviewer Comment (2021-10-11): Updated Hazard Insurance provided covering the amount of the loan. Buyer Comment (2021-10-05): Hazard insurance coverage provided shows coverage greater than the loan amount.	10/11/2021			1	A		CO	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661919	RCKT2021500361			22596597			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Flood Certification (Initial Fee). Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Flood Certification (Initial) Fee was not disclosed on Loan Estimate. File does not contain a valid COC for this fee, nor evidence of cure. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-12): Cleared - data input error. Buyer Comment (2021-10-07): The inital LE disclosed the flood cert fee as [Redacted] where it remained thru closing. Please clear this exception as it is not valid	10/12/2021			1	A		NY	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661920	RCKT2021500364			22461590			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-18): Separate legal description has been provided satisfying the exception. Reviewer Comment (2021-10-05): The uploaded Security Instrument did not contained the attachment for the legal description.	10/18/2021			1	A		SC	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661923	RCKT2021500372			22595401			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		Verified assets in the amount of [Redacted] are insufficient to meet reserves requirement of [Redacted]. Final 1008 reflects [Redacted] verified, however, in addition to the EMD, the balance for TD account ending in [Redacted] was [Redacted], which was the balance in [Redacted] ([Redacted] statement provided reflects balance of [Redacted]).				Reviewer Comment (2021-10-14): Bank statement from [Redacted] for Borrower's 403B account received. Please see additional exception set due to this document. This exception is cleared. Buyer Comment (2021-10-12): Please see the attached quarterly retirement account statement showing sufficient reserves. Reviewer Comment (2021-10-12): Exception has not yet been addressed.	10/14/2021			1	A		FL	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661923	RCKT2021500372			22595406			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification appraisal was received by the borrowers > [Redacted] prior to closing was not provided.				Reviewer Comment (2021-10-11): Exception Cleared. Associated the Appraisal waiver and updated appropriate information Buyer Comment (2021-10-05): Please see attached appraisal delivery waiver where client waived the right to receive the appraisal within [Redacted] of closing.	10/11/2021			1	A		FL	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661923	RCKT2021500372			23223526			Credit	Missing Document	General	Missing Document	Missing Document: Evidence of Access to Funds not provided		This is being added due to additional documentation received: Documentation required to verify the terms of withdrawal allowed for the borrower's 403(b) Plan With [Redacted] in order to verify these funds can in fact be utilized to meet reserve requirements. Per FNMA B3-4.1-01, funds that cannot be withdrawn under circumstances other than the account owner's retirement, employment termination or death are unacceptable sources of reserves.				Reviewer Comment (2021-10-15): Received terms of withdrawal for the retirement account. Exception cleared. Buyer Comment (2021-10-14): Please see the attached terms of withdrawal for the retirement account.	10/15/2021			1	A		FL	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661927	RCKT2021500385			22597442			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		HOI coverage is insufficient by [Redacted]. Provide updated policy reflecting minimum coverage of [Redacted] OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-10-05): Cleared. Coverage amount exceeds loan amount.	10/05/2021			1	A		AL	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661927	RCKT2021500385			22597825			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal Fee was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-05): [Redacted] received valid COC dated [Redacted] with reason why the Appraisal Fee was increased on the LE dated [Redacted] hence after review the exception was cleared. Buyer Comment (2021-10-04): Please see the screenshot from our LOS. There was a valid CIC on [Redacted] because of the complexity of the appraisal. The increased appraisal fee was disclosed to the borrower on [Redacted] LE in good faith.	10/05/2021			1	A		AL	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661928	RCKT2021500388			22624603			Credit	Hazard Insurance	Insufficient Coverage	Hazard Insurance	Hazard insurance coverage amount is insufficient. Coverage amount required to cover the lesser of the Replacement Cost or the Loan amount per guidelines.	Coverage: ___; Extended Replacement Coverage: ___; Loan Amount: ___; Cost New: ___					Reviewer Comment (2021-10-05): Replacement cost estimator provided. Exception cleared.	10/05/2021			1	A		CO	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661930	RCKT2021500395			22597603			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		The reserves needed for closing was 6 mos or [Redacted] per Jumbo Smart guidelines and we only had [Redacted] mos verified.				Reviewer Comment (2021-10-11): Cleared - Data Input error. Buyer Comment (2021-10-07): Borrower had [Redacted] in assets on file including the [Redacted] gift. Total funds to close were [Redacted] since the EMD of [Redacted] was already deducted from the asset statement provided. This leaves [Redacted] to cover the reserve requirement.	10/11/2021			1	A		TX	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661930	RCKT2021500395			22597626			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.				Reviewer Comment (2021-10-11): Cleared - Data input error. Buyer Comment (2021-10-07): the right to receive a copy of the appraisal disclosure is located on [Redacted] of the loan estimate	10/11/2021			1	A		TX	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661930	RCKT2021500395			22597627			Compliance	Compliance	Federal Compliance	TRID	TRID Appraisal Disclosure - ECOA Status	ECOA - File does not evidence the consumer was provided with the right to receive a copy of the Appraisal Disclosure.	Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.				Reviewer Comment (2021-10-11): Cleared - on initial Loan Estimate provided.	10/11/2021			1	A		TX	Primary	Purchase	Good faith redisclosure	C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661931	RCKT2021500399			22610558			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The legal description rider was not found in the file.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		CO	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661935	RCKT2021500409			22605957			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within 45 days of the Note Date or is already expired.		Renewal insurance premium collected on Closing Disclosure.				Reviewer Comment (2021-10-12): Received and associated revised Hazard Insurance. Exception cleared	10/12/2021			1	A		CT	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661937	RCKT2021500415			22625910			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		6 Months required for Loan Amounts less than [Redacted] and 6 Months for each additional financed Property
Reviewer Comment (2021-10-11): Documentation provided to verify the [Redacted] EMD came from the borrower's HELOC.  Exception cleared.

Reviewer Comment (2021-10-11): As per the AUS in file, documented the Gift Letter and associated it. The wire transfer document received is not for the amount as per the Gift letter of [Redacted] so the Exception Remains for Deposit Receipt or a Wire Transfer document

Buyer Comment (2021-10-05): [Redacted]: please ensure that the EMD was excluded from the asset calculation, as it was paid from the clients second lien heloc that is on another property. Once excluded reserves should reflect [Redacted] which is greater than the reserves required. [Redacted] X PITIA of subject = [Redacted], and [Redacted] of non subject PITIA = [Redacted] * [Redacted] = [Redacted], [Redacted] + [Redacted] = [Redacted] which is less than the clients reserves on hand. Please see attached proof wire was paid from non-asset source.
																		10/11/2021			1	A		GA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661942	RCKT2021500437			22608848			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Closing Disclosure Timing without Waiver	TILA-RESPA Integrated Disclosure: Closing Disclosure not provided to Borrower(s) at least [Redacted] prior to closing.	The loan file does not contain evidence of the Initial Closing Disclosure provided to Borrowers three days prior to closing.				Reviewer Comment (2021-10-08): [Redacted] received CD dated [Redacted]. Reviewer Comment (2021-10-06): The Closing Disclosure dated [Redacted] referred to in the Evidentiary Document was not found within the file. Please provide the preliminary Closing Disclosure in order to clear the exception. Buyer Comment (2021-10-05): see attached	10/08/2021			1	A		MT	Primary	Purchase	No Defined Cure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661947	RCKT2021500454			22611748			Credit	Loan Package Documentation	Closing / Title	Loan Package Documentation	Title Error: Manner of title vesting is blank.		Preliminary title in file does not specify borrower's names.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Buyer Comment (2021-10-04): vesting is filled in on the policy attached on the other exception	10/05/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661947	RCKT2021500454			22611822			Credit	Legal / Regulatory / Compliance	Title / Lien Defect	Legal / Regulatory / Compliance	Final Title Policy is missing. No evidence of title in file.		The file was missing a copy of the final title policy.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Buyer Comment (2021-10-04): see attached final title Reviewer Comment (2021-08-31): Valid exception Reviewer Comment (2021-08-31): ERRONOUS EXCEPTION: Client requested exception removed from report. No guide to provided final title.	10/05/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661947	RCKT2021500454			22627874			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.
Reviewer Comment (2021-10-05): Received required documentation. Cleared.

Buyer Comment (2021-10-04): The underwriter determined that rental income was needed at that time, which necessitated ordering a 1007 to meet guidelines. The entry on the redisclosure history is our documented evidence of this need.

Reviewer Comment (2021-10-01): [Redacted] Received re-disclosure history however please provide valid COC with additional information which can explain why Appraisal Fee increased on LE dated [Redacted] or please provide cure documents.

Buyer Comment (2021-09-30): The redisclosure history shows a 1007 was ordered on [Redacted] and disclosed to the borrower on the same date.
																		10/05/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661947	RCKT2021500454			22628879			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Closing Disclosure Timing without Waiver	TILA-RESPA Integrated Disclosure: Closing Disclosure not provided to Borrower(s) at least [Redacted] prior to closing.	The [Redacted] Closing Disclosure was not signed and dated to determine if provided timely and there was no E-Sign Disclosure in the file.				Reviewer Comment (2021-10-01): Evidence of prel CD rec'd date provided - exception cleared Buyer Comment (2021-09-30): see attached evidentiary document showing acknowledgement on [Redacted].	10/01/2021			1	A		CA	Primary	Purchase	No Defined Cure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661947	RCKT2021500454			22630449			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The tax information was missing for [Redacted].				Reviewer Comment (2021-10-05): Received required documentation. Cleared.	10/05/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661949	RCKT2021500473			22631114			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] tolerance was exceeded by [Redacted] due to increase of recording fee. No valid COC provided, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-14): [Redacted] Received PCCD, LOE, Refund Check.

Buyer Comment (2021-10-14): Please see attached redisclosure package curing the issue.

Reviewer Comment (2021-10-11): [Redacted] - Recording fee initially increased from [Redacted] to [Redacted] which is with in [Redacted] from the initial fee of [Redacted] hence the base line fee remains [Redacted]. Recording fee further increased to [Redacted] on [Redacted]. Please provide a valid COC for increase of recording fee on [Redacted] or provide cure.

Buyer Comment (2021-10-08): Please see attached confirming we received the appraisal on [Redacted]. With [Redacted] being a holiday this was disclosed within [Redacted]. Regarding Recording Fees: There are 2 fees contained inside of the recording fees disclosed on Loan Estimates. One is for the Deed and the other is for the Mortgage. Only the Mortgage recording fee increased. The [Redacted] increase to the Mortgage recording fee was the reason for the [Redacted] increase to the total. Please review to clear.

Reviewer Comment (2021-10-08): [Redacted] received COC dated [Redacted] stating Recording Fee increased from [Redacted] to [Redacted]. However Recording  Fees increased from [Redacted] to [Redacted] on LE dated [Redacted]. Hence please provide COC with correct numbers also please provide evidence/approval of when was the change of property type identified.

Buyer Comment (2021-10-07): Please see attached CIC for the increase to the recording fee. The property type was confirmed to be a PUD  and a rider was needed. Please review to clear this condition.
																			10/14/2021		2	B		TN	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661949	RCKT2021500473			22631365			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or an addendum to the preliminary report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-10-08): Final title provided with coverage amount that exceeds the amount of the loan, satisfying the exception. Buyer Comment (2021-10-08): Please see attached Final Title Policy confirming sufficient coverage.	10/08/2021			1	A		TN	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661950	RCKT2021500474			22627420			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Escrowed Property Costs over Year 1 should reflect [Redacted] for the amount of Estimated property costs over year 1 for non escrowed accounts. This was based on monthly homeowner's insurance in the amount of [Redacted] and taxes in the amount of [Redacted].				Reviewer Comment (2021-09-29): Revised PCCD was provided to satisfy exception. Exception cleared.	09/29/2021			1	A		MI	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661950	RCKT2021500474			22631166			Credit	Credit	Miscellaneous	Guideline	Credit Exception:		The internet search for the employer verification did not contain a phone number.				Reviewer Comment (2021-10-12): TWN was used. Acceptable. Reviewer Comment (2021-09-29): [Redacted] was used to confirm employment. Copy of [Redacted] was not provided to confirm employment Buyer Comment (2021-09-28): [Redacted]: The internet search did not need to obtain a phone number as [Redacted] was used to verify income, a phone number serves no purpose and [Redacted] provided one to us.	10/12/2021			1	A		MI	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661954	RCKT2021500486			22613103			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Documentation was not found to verify the property taxes for the retained property at [Redacted].				Reviewer Comment (2021-10-01): Evidence of property taxes provided - exception cleared	10/01/2021			1	A		CO	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661956	RCKT2021500492			22613405			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.				Reviewer Comment (2021-10-06): Appraisal was given to borrower on[Redacted] Reviewer Comment (2021-10-05): The appraisal cover letter was dated [Redacted] and does not indicate it was provided online. There is no evidence the appraisal was provided to the borrower at least [Redacted] prior to closing as required and an appraisal waiver was not found. Exception still stands.	10/06/2021			1	A		NV	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661957	RCKT2021500496			22624534			Credit	Asset	Asset Documentation	Asset	Guideline Issue:Insufficient asset documentation.	-	Another month's statement for [Redacted] is needed				Reviewer Comment (2021-10-13): Received required documentation. Cleared.	10/13/2021			1	A		MD	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661960	RCKT2021500499			22626574			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The Preliminary Title Commitment reflected the coverage as [Redacted] versus [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		TX	Second Home	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661960	RCKT2021500499			22652129			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Risk.	This is due to the DTI in excess of the lender's [Redacted] guideline.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-07): [Redacted] guideline B3-6-03 states : "The lender must base its calculation of real estate taxes for borrower qualification on no less than the current assessed value." and we didi use the current assessed value which is the [Redacted] value in our calculation. The [Redacted] value has been projected however it is greater than [Redacted] in the future and we have an escrow account established to account for that increase in taxes when or if they do increase.	10/12/2021			1	A		TX	Second Home	Purchase	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661960	RCKT2021500499			22652130			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs don't match and both moderately exceed Guidelines	General QM: The DTIs calculated in accordance with the Lenders Guidelines of [Redacted] and based on 1026.43(e) of [Redacted] moderately exceed the guideline maximum of [Redacted]. (DTI Exception is eligible to be regraded with compensating factors.)	The PITI payment for the subject was calculated at [Redacted] versus [Redacted] as utilized in qualifying. The difference was due to property taxes in the amount of [Redacted] versus [Redacted]. This was taken from the Tax Certificate in the file provided by the Title Company evidencing the property taxes based on the estimated newly assessed value. This increased the DTI from [Redacted] to [Redacted] which is in excess of the [Redacted]: DTI allowed per the lender's guidelines.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-07): [Redacted] guideline B3-6-03 states : "The lender must base its calculation of real estate taxes for borrower qualification on no less than the current assessed value." and we did use the current assessed value which is the [Redacted] value in our calculation. The [Redacted] value has been projected however it is greater than [Redacted] in the future and we have an escrow account established to account for that increase in taxes when or if they do increase.	10/12/2021			1	A		TX	Second Home	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661960	RCKT2021500499			22654561			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: Investor qualifying total debt ratio discrepancy.		The PITI payment for the subject was calculated at [Redacted] versus [Redacted] as utilized in qualifying. The difference was due to property taxes in the amount of [Redacted] versus [Redacted]. This was taken from the Tax Certificate in the file provided by the Title Company evidencing the property taxes based on the estimated newly assessed value. This increased the DTI from [Redacted] to [Redacted] which is in excess of the [Redacted]: DTI allowed per the lender's guidelines.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-07): [Redacted] guideline B3-6-03 states : "The lender must base its calculation of real estate taxes for borrower qualification on no less than the current assessed value." and we didi use the current assessed value which is the [Redacted] value in our calculation. The [Redacted] value has been projected however it is greater than [Redacted] in the future and we have an escrow account established to account for that increase in taxes when or if they do increase.	10/12/2021			1	A		TX	Second Home	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661960	RCKT2021500499			22654593			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor Guidelines Violation	General QM: Based on the loan failing one or more guideline components, the loan is at QM risk.	Due to DTI in excess of the lender's [Redacted] guidelines.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-07): [Redacted] guideline B3-6-03 states : "The lender must base its calculation of real estate taxes for borrower qualification on no less than the current assessed value." and we didi use the current assessed value which is the [Redacted] value in our calculation. The [Redacted] value has been projected however it is greater than [Redacted] in the future and we have an escrow account established to account for that increase in taxes when or if they do increase.	10/12/2021			1	A		TX	Second Home	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661961	RCKT2021500506			22655401			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.						Reviewer Comment (2021-10-01): HO policy provided - exception cleared	10/01/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661962	RCKT2021500512			22631775			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Qualified Mortgage failure due to missing paystub or Written verification of employment.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		MA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661962	RCKT2021500512			22631776			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - Wages	General QM: Unable to verity income due to, missing W-2, Paystub, LES, ETS or WVOE.	Missing paystub or Written verification of employment for borrower.				Reviewer Comment (2021-10-12): Cleared. Future employment. Buyer Comment (2021-10-06): [Redacted]: [Redacted] b3-3.1-09 allows a Verbal VOE and a signed and accepted offer letter. Client provided the offer letter and attached is a copy of the verbal VOE.	10/12/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661962	RCKT2021500512			22631777			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs match and both moderately exceed Guidelines	General QM: The DTI calculated in accordance with the Lenders Guidelines and 1026.43(e) of [Redacted] moderately exceeds the guideline maximum of [Redacted]. (DTI Exception is eligible to be regraded with compensating factors.)	Debt to income ratio of [Redacted] is higher than acceptable [Redacted]				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-06): [Redacted]: [Redacted] b3-3.1-09 allows a Verbal VOE and a signed and accepted offer letter. Client provided the offer letter and attached is a copy of the verbal VOE.	10/12/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661963	RCKT2021500518			22666756			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	A [Redacted] Schedule K-1 for [Redacted] was not provided in the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please review to clear exception based upon responses and supporting documentation.	10/11/2021			1	A		CA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661963	RCKT2021500518			22666757			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - K-1 Less Than [Redacted]	General QM: Unable to verify current K-1 (Less than [Redacted] Ownership) status using reasonably reliable third-party records.	[Redacted] K-1 is in file. [Redacted] tax transcripts and unsigned 1040s are in file. [Redacted] tax transcripts reflects no results returned, however a [Redacted] personal tax return extension is in file.				Reviewer Comment (2021-10-11): Cleared. Buyer Comment (2021-10-07): The [Redacted] tax extension does not expire until [Redacted]o transcripts would not have been available. FNMA B3-3.1-02 requirements for signed tax returns states that if the lender has received IRS transcripts that validate the tax return, signature is not required. Please review to clear condition.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661963	RCKT2021500518			22666758			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - K-1 Less Than [Redacted]	General QM: Unable to verify current K-1 (Less than [Redacted] Ownership) status using reasonably reliable third-party records.	A [Redacted] Schedule K-1 was not provided in the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please see attached [Redacted] K1 for [Redacted] and review to clear condition.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661963	RCKT2021500518			22666759			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - K-1 Less Than [Redacted]	General QM: Unable to verify K-1 (Less than [Redacted] Ownership) income using reasonably reliable third-party records.	[Redacted] K-1 is in file. [Redacted] tax transcripts and unsigned 1040s are in file. [Redacted] tax transcripts reflects no results returned, however a [Redacted] personal tax return extension is in file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661963	RCKT2021500518			22666760			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - K-1 Less Than [Redacted]	General QM: Unable to verify K-1 (Less than [Redacted] Ownership) income using reasonably reliable third-party records.	A [Redacted] Schedule K-1 was not provided in the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-07): Duplicate Buyer Comment (2021-10-07): Duplicate condition. Please review to clear. Buyer Comment (2021-10-07): Please see attached [Redacted] K1 for [Redacted] and review to clear condition.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661963	RCKT2021500518			22666823			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	A [Redacted] Schedule K-1 was not found in the file for [Redacted] or for [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please see attached K1 and review to clear condition.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661964	RCKT2021500521			22631359			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	The effective date is [Redacted] and closing was on [Redacted].				Reviewer Comment (2021-10-05): Loan did not disburse until [Redacted]. Exception cleared.	10/05/2021			1	A		TX	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661964	RCKT2021500521			22631859			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	An acknowledgement of receipt of appraisal was not provided for review. The appraisal was provided on [Redacted] which is the same as the date of consummation.				Reviewer Comment (2021-10-04): Appraisal Wavier provided. Exception cleared Buyer Comment (2021-10-01): see attached appraisal delivery waiver	10/04/2021			1	A		TX	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661973	RCKT2021500565			22638098			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Correspondence with the [Redacted] indicates that the client was aware of appraisal fee increase on [Redacted] but not disclosed to the borrower until [Redacted]. Fee was not disclosed in timely manner and cure is required on PCCD.				Reviewer Comment (2021-10-04): CofC rec'd for increase in the appraisal fee. Exception cleared Buyer Comment (2021-10-03): Please see [Redacted] which details the increased volume and lack of available appraisers. This is a valid CIC which was approved by the client, please clear this exception as it is not valid	10/04/2021			1	A		ID	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661974	RCKT2021500577			22654483			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Designation taken from file.				Reviewer Comment (2021-10-18): SHQM Reviewer Comment (2021-10-11): See comments below Buyer Comment (2021-10-06): waterfall condition due to points and fees.	10/18/2021			1	A		MI	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661974	RCKT2021500577			22654484			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).
Reviewer Comment (2021-10-18): Using [Redacted] Undiscounted Rate methodology, a portion of the discount points are excludable and QM fees do not exceed [Redacted].

Reviewer Comment (2021-10-11): [Redacted] of discount points was allowable to be excluded.  Undiscounted price was [Redacted].  Amount charged on the final CD was [Redacted].  This is a difference of [Redacted].  Based on the Points and Fees Breakdown provided by the lender, the points charged indicated [Redacted] which was not what was charged at closing.  It appears the lender excluded [Redacted] of the discount points based on this.  Exception stands.

Buyer Comment (2021-10-06): Please see attached QM findings showing figures within limits to clear this exception.
																		10/18/2021			1	A		MI	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661975	RCKT2021500579			22659595			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Lender to provide fully executed final CD for [Redacted].				Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661976	RCKT2021500585			22669451			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	1. A copy of the Closing Disclosure from the refinance of the borrower's property at [Redacted] was not found in order to verify the new PITI of [Redacted] as well as the source of funds for the [Redacted] deposit into the borrower's bank account on [Redacted]. Only an "estimated" closing statement was found which did not reflect the closing date and did not verify the new payment. 2. Per the invoice found in the file, a 1007 Single Family Comparable Rent Schedule was performed for the property at [Redacted], but was not found in the file.				Reviewer Comment (2021-10-11): Exception Cleared - Associated the received Final CD and 1007 document and updated appropriate information on the file Buyer Comment (2021-10-05): Please see attached copy of the 1007 for the non-subject property. Buyer Comment (2021-10-05): Please see attached copy of the final CD for the closing on non-subject [Redacted], supporting the PITIA as well as the cash amount paid to borrower at closing.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661984	RCKT2021500616			22671113			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.	The Final Title Policy Amount of ___ is less than the note amount of ___ based on the ___ in file.	The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-10-12): Final title provided covering the amount of the loan, satisfying the exception.	10/12/2021			1	A		CO	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661985	RCKT2021500624			22668188			Compliance	Compliance	Federal Compliance	TRID	TRID Appraisal Disclosure - ECOA Timing	ECOA - File does not evidence the consumer was provided with the right to receive a copy of the Appraisal Disclosure within 3 days of the loan application date.	Application date is [Redacted]. Initial Loan Estimate was dated on [Redacted].				Reviewer Comment (2021-10-06): LE dated [Redacted] received. Exception cleared. Reviewer Comment (2021-10-04): The Evidentiary Document indicates a LE was provided on [Redacted] not found in the file. Based on the LE dated [Redacted], the Right to Receive Appraisal Disclosure was not provided timely. Please provide LE dated [Redacted].	10/06/2021			1	A		CO	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661985	RCKT2021500624			22668190			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal Fee was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-04): CofC provided - exception cleared Buyer Comment (2021-10-03): please see attached detailing the complexity	10/04/2021			1	A		CO	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661985	RCKT2021500624			22671649			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Loan Estimate Timing	TILA-RESPA Integrated Disclosure: Loan Estimate not delivered or placed in the mail to Borrower(s) within [Redacted] of application.	Application date is [Redacted]. Initial Loan Estimate was dated on [Redacted]. Evidentiary document shows a Loan Estimate provided to the borrowers [Redacted] that is missing.				Reviewer Comment (2021-10-06): LE dated [Redacted] received. Exception cleared. Buyer Comment (2021-10-05): see attached Reviewer Comment (2021-10-04): The Loan Estimate with Date Issued of [Redacted] is required. Please provided a copy in order to clear the exception and develop a baseline for compliance testing. Buyer Comment (2021-10-03): please see attached confirming receipt of LE within [Redacted] of 6 data points received and application	10/06/2021			1	A		CO	Primary	Refinance - Rate/Term	No Defined Cure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661986	RCKT2021500630			22462493			Credit	Insurance	Insurance Documentation	Insurance	Missing Document: Flood Insurance Policy not provided		The Flood Policy Declarations document that was provided is illegible. A clear legible copy with all policy parameters is required.				Reviewer Comment (2021-10-05): Copy of legible flood ins policy provided. Exception cleared.	10/05/2021			1	A		FL	Primary	Refinance - Rate/Term		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661986	RCKT2021500630			22465714			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Flood Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.
Buyer Comment (2021-10-07): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the flood is disclosed as a separate line item for better visibility for the consumer. .

Reviewer Comment (2021-10-05): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other

Buyer Comment (2021-10-04): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the flood is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition. Please downgrade this to a grade 2.
																				10/07/2021	2	B		FL	Primary	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661989	RCKT2021500648			22668237			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final CD disclosed the Amount of Non-Escrowed Property Costs over Year 1 as [Redacted] on page 4; however the HOA dues total [Redacted] per year. Provide a post-close CD correcting the Escrow Account section on page 4 and Estimated Taxes, Insurance & Assessments on page 1; and a copy of the letter of explanation letter sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-06): PC CD, letter to borrower and evidencing of mailing was provided to correct the non-escrowed property costs over [Redacted]. Exception Cleared	10/06/2021			1	A		TX	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661989	RCKT2021500648			22673084			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-10-06): Final title provided reflecting correct coverage amount. Exception cleared.	10/06/2021			1	A		TX	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661992	RCKT2021500672			22674555			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	File does not contain valid COC for reduction of lender credits.				Reviewer Comment (2021-09-30): Final CD reflects a Principal Reduction on [Redacted] to the borrower in the amount of [Redacted]. Binding lender credit has been met. Buyer Comment (2021-09-29): Credits increased significantly from the initial LE. The remaining credits were disclosed as a principal reduction on [Redacted] of the CD	09/30/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661994	RCKT2021500681			22673706			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Final Title policy with updated loan amount was not provided.				Reviewer Comment (2021-10-11): Provided Title commitment with policy amount [Redacted]. Exception cleared.	10/11/2021			1	A		NJ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661996	RCKT2021500686			22678957			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Fee change without valid COC				Reviewer Comment (2021-09-03): Valid COC was in file	09/03/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661996	RCKT2021500686			22680738			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	A reduced Mortgage Broker Fee of [Redacted] is used on the itemization of the Amount Financed, [Redacted] less than that used in compliance.				Reviewer Comment (2021-10-04): Seller paid fees reflected - exception cleared	10/04/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661997	RCKT2021500693			22676108			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-12): Received required documentation. Cleared. Reviewer Comment (2021-10-05): No documentation provided for this exception as of this date.	10/12/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661997	RCKT2021500693			22676251			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	AUS requires that the borrower's income - including bonus - to be documented for a full 2 year period. The borrower's current job does not cover the two years required by AUS. A WVOE or equivalent documentation is required for the previous employer [Redacted] to complete the 2 year documentation requirement.				Reviewer Comment (2021-10-05): [Redacted] W2 provided for borrower's previous employment. Exception cleared.	10/05/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215661998	RCKT2021500717			22680383			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal Fee was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-05): [Redacted] received changed circumstance.

Reviewer Comment (2021-10-04): Exception stands.  Change of Circumstance was provided for increase of appraisal fee on [Redacted] and the Loan Estimate dated [Redacted] did reflect the increase of the appraisal fee from [Redacted] to [Redacted], however a Closing Disclosure was issued on [Redacted] (after the Loan Estimate on [Redacted]) which reflected the Appraisal Fee as [Redacted] and then increased to [Redacted] on the final Closing Disclosure issued on [Redacted].

Buyer Comment (2021-09-30): [Redacted]: We have already already provided proof that increases the baseline to [Redacted] on [Redacted], this is the baseline and the final CD does not increase above that amount. Please review to clear this condition.

Reviewer Comment (2021-09-29): [Redacted] received clarification from Seller for Appraisal fee; however, Appraisal Fee has increased on [Redacted] & [Redacted]. Please provide a valid COC dated [Redacted] for increase in fee or provide cure documents.

Buyer Comment (2021-09-28): [Redacted]: see [Redacted] of the appraisal services documentation which provides a valid change in circumstance for this fee.
																		10/05/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215661999	RCKT2021500720			22680970			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The non escrowed property costs disclosed include a monthly HOA fee of [Redacted]. There is no indication that the property is in an HOA nor are there any dues.				Reviewer Comment (2021-10-12): PCCD, Letter to borrower and proof of mailing provided. Exception cleared. Buyer Comment (2021-10-08): Please see attached redisclosure package curing the issue.	10/12/2021			1	A		MD	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215662000	RCKT2021500724			22679133			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.						Reviewer Comment (2021-09-29): RCE confirms dwelling coverage is sufficient to replace property. Buyer Comment (2021-09-28): see attached RCE verifying coverage is sufficient to meet replacement cost	09/29/2021			1	A		TN	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662000	RCKT2021500724			22680994			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.				Reviewer Comment (2021-09-29): Appraisal waiver was provided to borrower prior to closing Buyer Comment (2021-09-28): see attached appraisal delivery waiver	09/29/2021			1	A		TN	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662000	RCKT2021500724			22680997			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Closing Disclosure Timing without Waiver	TILA-RESPA Integrated Disclosure: Closing Disclosure not provided to Borrower(s) at least [Redacted] prior to closing.	Valid per final CD				Reviewer Comment (2021-09-29): Evidentiary Document confirmed online delivery of initial CD. Buyer Comment (2021-09-28): see attached cd acknowledgement	09/29/2021			1	A		TN	Primary	Purchase	No Defined Cure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662000	RCKT2021500724			22681000			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Valid per final CD				Reviewer Comment (2021-09-29): [Redacted] received a valid COC on [Redacted] for the Appraisal fee increased due to turn time. Buyer Comment (2021-09-28): see attached changed circumstance for the increased appraisal fee. It was disclosed on [Redacted].	09/29/2021			1	A		TN	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215662001	RCKT2021500726			22680127			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Appraisal was not delivered to borrower three days prior to closing and no waiver was found in file.				Reviewer Comment (2021-09-30): Appraisal waiver Deliver provided - exception cleared Buyer Comment (2021-09-29): Please see attached signed Appraisal Delivery Waiver. Please review to clear this condition.	09/30/2021			1	A		FL	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662005	RCKT2021500764			22688115			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The closing verbal VOE within [Redacted] of the Note date did not have the source used to obtain phone number completed.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Screen shot reflects source document used for phone number was [Redacted].	10/12/2021			1	A		ID	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662007	RCKT2021500800			22690605			Credit	Missing Document	General	Missing Document	Missing Document: Cancelled Check(s) not provided		A gift of [Redacted] from the borrower's spouse was deposited to the borrower's checking account with [Redacted] on [Redacted]. Deposit information reflects check deposit at branch. A copy of the gift check or copy of the bank statement from the donor's account showing gift withdrawal or bank printout that is stamped and signed by the bank showing gift withdrawal was not provided.				Reviewer Comment (2021-10-11): Donors cashier check provided. Exception cleared Buyer Comment (2021-10-06): Please see attached copy of the gift check from the donor to clear exception.	10/11/2021			1	A		UT	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662008	RCKT2021500832			22690160			Credit	Hazard Insurance	Document Error	Hazard Insurance	Hazard Insurance policy does not list Lender or Servicer and its successors and assigns, per guideline requirements.		HOI policy provide reflects incorrect mortgagee clause. Lender reflected is not lender on Note. Lender to provide updated policy reflecting correct lender.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		PA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662008	RCKT2021500832			22690185			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The file was missing copies of the Tax Cert and HOI for property located at [Redacted]. New refinance, if included in PITI, provide a copy of the CD or statement				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		PA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662009	RCKT2021500842			22699642			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Final CD is calculating [Redacted] of annual HOA dues. There is no indication in the file that the property is in an HOA or that there are HOA dues.				Reviewer Comment (2021-10-13): [Redacted] received Letter of Explanation & Corrected Closing Disclosure.		10/13/2021		2	B		VA	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215662010	RCKT2021500853			22691875			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification appraisal was received by the borrower was not provided > [Redacted] prior to closing not provided; no delivery waiver.				Reviewer Comment (2021-10-01): Appraisal Waiver provided. Exception cleared	10/01/2021			1	A		CO	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215662010	RCKT2021500853			22691882			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal Fee was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-01): [Redacted] received valid COC dated [Redacted] with reason why the Appraiser Fee was increased on the LE dated [Redacted] hence after review the exception was cleared.

Buyer Comment (2021-09-30): [Redacted]: [Redacted] of [Redacted] loan file shows the valid cic, so that part of the response is not accurately. Secondly, the client previously paid this appraisal fee outside of closing therefore it cannot be applied as lender paid now or at closing which is why its reflected as POC. The fee has a valid reason for increasing and if paid by lender credit or not its amount is valid and the lender credit was applied elsewhere to client costs, so the client is whole with lender credits. Please review to clear this condition.

Reviewer Comment (2021-09-29): [Redacted] further review Appraisal fee increased on LE dated [Redacted] in the amount of [Redacted] from [Redacted] and Revised CD fee changed from borrower paid to Lender paid. However, Final CD dated [Redacted] again fee has been changed to borrower paid from Lender Paid. Also, file does not contain a valid COC for the fee increased and again added on final CD. Please provide valid COC with additional information as to why the fee increased and added on LE dated [Redacted] and CD dated [Redacted] or provide cure documents.

Buyer Comment (2021-09-28): [Redacted]: See valid change in circumstance document dated [Redacted].
																		10/01/2021			1	A		CO	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215662011	RCKT2021500898			22690702			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Application date was [Redacted] and the tax filing deadline was [Redacted]. A copy of the [Redacted] 1065 or extension for the borrower's business, [Redacted] was not provided.				Reviewer Comment (2021-10-05): [Redacted] Tax Extension provided. Exception cleared. Buyer Comment (2021-10-04): cleared with the extension provided	10/05/2021			1	A		GA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215662011	RCKT2021500898			22693155			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [Redacted], Most Recent Tax Return End Date [Redacted], Tax Return Due Date [Redacted].	Application date was [Redacted] and the tax filing deadline was [Redacted]. A copy of the [Redacted] 1065 or extension for the borrower's business, [Redacted] was not provided.				Reviewer Comment (2021-10-05): [Redacted] Tax Return Extension for Steller provided. Exception cleared	10/05/2021			1	A		GA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732098	RCKT2021500004			22518425			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Transfer Tax. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.
A Transfer Tax was added on the [Redacted] Loan Estimate not disclosed on the Loan Estimate issued on [Redacted].  Based on the timeline in the file, the Purchase Agreement indicating the borrower was paying the transfer tax, would have been received by the time of the issuance of the [Redacted] Loan Estimate.  The Evidentiary Document indicates the Property Address was received in the 6 Data Points section on [Redacted] which was the date of seller acceptable of the PA.  The appraisal fee effective date was [Redacted] which would indicate the PA was received at least by [Redacted].  Therefore, the change in circumstance for the addition of the transfer tax on the [Redacted] LE would not be valid.  A tolerance cure is required in the amount of [Redacted].

Reviewer Comment (2021-10-20): [Redacted] Received PCCD dated [Redacted] along with copy of check. Proof of mailing and LOE.

Buyer Comment (2021-10-20): [Redacted]: Attached is the letter that was provided in the package.

Reviewer Comment (2021-10-19): [Redacted] received PCCD, Proof of delivery, refund check; however LOE to the borrower is missing. Please provide LOE with cure amount for Transfer Tax reflecting as [Redacted].

Reviewer Comment (2021-10-18): [Redacted] received  corrected PCCD, LOE, copy of refund check, and shipping label. Tracking indicates the label has been created; however, it has not been picked up for shipping. Proof of mailing is required to cure

Reviewer Comment (2021-10-13): No documentation received as of this date
																			10/20/2021		2	B		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732098	RCKT2021500004			22539822			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Risk.	This is due to the income calculation which resulted in a DTI greater than the [Redacted] guideline.
Reviewer Comment (2021-10-21): Cleared.

Reviewer Comment (2021-10-14): Based on the most recent paystub, the borrower received a raise from [Redacted] to [Redacted] an hour.
Based on the paystubs in file and prior earnings, the borrower's number of hours worked varies.  Therefore, per FNMA Guidelines, YTD and prior years earnings must be analyzed.  If income is stable or increasing, the income must be averaged.  Therefore, in this case, at a minimum [Redacted] and [Redacted] should be averaged.  Due to the borrower just receiving a raise, I calculated what the average number of hours worked in [Redacted] ([Redacted]) and YTD ([Redacted]).  Took current new rate of [Redacted] X [Redacted] hours = [Redacted] / [Redacted] months = [Redacted].  There was no compensating documentation found in the file in order to support the use of a YTD average.  If the borrower was off any time during [Redacted] due to the pandemic and this could be verified, this would support using a higher income . As is the calculated DTI is [Redacted]
																		10/21/2021			1	A		CA	Primary	Purchase	Lender to provide updated ATR/QM status	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732098	RCKT2021500004			22539823			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs match and both moderately exceed Guidelines	General QM: The DTI calculated in accordance with the Lenders Guidelines and 1026.43(e) of [Redacted] moderately exceeds the guideline maximum of [Redacted]. (DTI Exception is eligible to be regraded with compensating factors.)	The calculated income used is [Redacted] versus [Redacted]. Based on the paystubs in file, the borrower's hours vary. Due to this an average of [Redacted] and YTD was utilized in the calculation ([Redacted] + [Redacted]) This resulted in an increase in DTI to [Redacted] which is greater than the [Redacted] guideline.
Reviewer Comment (2021-10-20): Reviewed the paystubs and the third party verification, as per 1008 and AUS income considered for qualifying is [Redacted]. Calculated the income from TPV and considered YTD average income in order to match the UW's calculation and to get the DTI inline with the guidelines. Exception Cleared

Buyer Comment (2021-10-17): [Redacted]: I disagree with the assertion that the clients pay varies. Looking at the [Redacted] paystub, which covers [Redacted] the client worked [Redacted] hours. Looking at the [Redacted] paystub which covers [Redacted] the client worked [Redacted] hours. On the [Redacted] paystub, which has only [Redacted] covered, client worked [Redacted] and [Redacted] was a [Redacted] which is a usual non-business day. On the [Redacted] paystub, the pay period was only [Redacted], and the client worked [Redacted] and was paid for a [Redacted] for a holiday. The client is demonstrating full time hours worked on all of the paystubs in file, and there is no indication of variable hours in the clients history.

Reviewer Comment (2021-10-13): Based on the paystubs in file and prior earnings, the borrower's number of hours worked varies.  Therefore, per [Redacted] Guidelines, YTD and prior years earnings must be analyzed.  If income is stable or increasing, the income must be averaged.  Therefore, in this case, at a minimum [Redacted] and [Redacted] should be averaged.  Due to the borrower just receiving a raise, I calculated what the average number of hours worked in [Redacted] ([Redacted]) and YTD ([Redacted]).  Took current new rate of [Redacted] X [Redacted] hours = [Redacted] / [Redacted] months = [Redacted].  There was no compensating documentation found in the file in order to support the use of a YTD average.  If the borrower was off any time during [Redacted] due to the pandemic and this could be verified, this would support using a higher income . As is the calculated DTI is [Redacted]

Buyer Comment (2021-10-07): Borrower's hours vary slightly but full time earnings are still supported year-to-date. A variable calculation is only needed when full time earnings are not supported.
																		10/20/2021			1	A		CA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732098	RCKT2021500004			22539892			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: Investor qualifying total debt ratio discrepancy.		The calculated income used is [Redacted] versus [Redacted]. Based on the paystubs in file, the borrower's hours vary. Due to this an average of [Redacted] and YTD was utilized in the calculation ([Redacted] + [Redacted]) This resulted in an increase in DTI to [Redacted] which is greater than the [Redacted] guideline.
Reviewer Comment (2021-10-20): Reviewed the paystubs and the third party verification, as per 1008 and AUS income considered for qualifying is [Redacted]. Calculated the income from TPV and considered YTD average income in order to match the UW's calculation and to get the DTI inline with the guidelines. Exception Cleared

Buyer Comment (2021-10-17): [Redacted]: I disagree with the assertion that the clients pay varies. Looking at the [Redacted] paystub, which covers [Redacted] the client worked [Redacted] hours. Looking at the [Redacted] paystub which covers [Redacted] the client worked 80 hours. On the [Redacted] paystub, which has only [Redacted] covered, client worked [Redacted] and[Redacted] was a [Redacted] which is a usual non-business day. On the [Redacted] paystub, the pay period was only [Redacted], and the client worked [Redacted] and was paid for [Redacted] for a holiday. The client is demonstrating full time hours worked on all of the paystubs in file, and there is no indication of variable hours in the clients history.

Reviewer Comment (2021-10-13): Based on the paystubs in file and prior earnings, the borrower's number of hours worked varies.  Therefore, per [Redacted] Guidelines, YTD and prior years earnings must be analyzed.  If income is stable or increasing, the income must be averaged.  Therefore, in this case, at a minimum [Redacted] and [Redacted] should be averaged.  Due to the borrower just receiving a raise, I calculated what the average number of hours worked in [Redacted] ([Redacted]) and YTD ([Redacted]).  Took current new rate of [Redacted] X [Redacted] hours = [Redacted] / [Redacted] months = [Redacted].  There was no compensating documentation found in the file in order to support the use of a YTD average.  If the borrower was off any time during [Redacted] due to the pandemic and this could be verified, this would support using a higher income . As is the calculated DTI is [Redacted].
																		10/20/2021			1	A		CA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732098	RCKT2021500004			22539909			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor Guidelines Violation	General QM: Based on the loan failing one or more guideline components, the loan is at QM risk.	Due to DTI greater than [Redacted].
Reviewer Comment (2021-10-21): Previous exceptions were cleared on basis of DTI being in line with the guidelines, hence, clearing out the exception.

Buyer Comment (2021-10-17): [Redacted]: I disagree with the assertion that the clients pay varies. Looking at the [Redacted] paystub, which covers [Redacted] the client worked [Redacted] hours. Looking at the [Redacted] paystub which covers [Redacted] the client worked [Redacted] hours. On the [Redacted] paystub, which has only [Redacted] covered, client worked [Redacted] and [Redacted] was a [Redacted] which is a usual non-business day. On the [Redacted] paystub, the pay period was only [Redacted], and the client worked [Redacted] and was paid for a [Redacted] for a holiday. The client is demonstrating full time hours worked on all of the paystubs in file, and there is no indication of variable hours in the clients history.

Reviewer Comment (2021-10-14): Based on the most recent paystub, the borrower received a raise from [Redacted] to [Redacted] an hour.
Based on the paystubs in file and prior earnings, the borrower's number of hours worked varies.  Therefore, per FNMA Guidelines, YTD and prior years earnings must be analyzed.  If income is stable or increasing, the income must be averaged.  Therefore, in this case, at a minimum [Redacted] and [Redacted] should be averaged.  Due to the borrower just receiving a raise, I calculated what the average number of hours worked in [Redacted] ([Redacted]) and YTD ([Redacted]).  Took current new rate of [Redacted] X [Redacted] hours = [Redacted] / [Redacted] months = [Redacted].  There was no compensating documentation found in the file in order to support the use of a YTD average.  If the borrower was off any time during [Redacted] due to the pandemic and this could be verified, this would support using a higher income . As is the calculated DTI is [Redacted].
																		10/21/2021			1	A		CA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732101	RCKT2021500042			22542308			Credit	Income / Employment	Income Documentation	Income / Employment	The verification of employment is not within 10 business days of the Note.		The Verbal Verification of Employment found in the file from [Redacted] for the co-borrower was dated [Redacted] which was not within [Redacted] of closing.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached Reviewer Comment (2021-10-04): The updated VVOE received was for the borrower. The VVOE needed in the exception is for the Co-borrower from [Redacted]. Unable to clear exception. Buyer Comment (2021-10-03): see attached	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732102	RCKT2021500049			22564255			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	RESPA Disclosure Rule: Creditor did not obtain signature on Affiliated Business Arrangement Disclosure.	The Affiliated Business Arrangement Disclosure provided within [Redacted] of application on [Redacted] was not signed by the borrower. It is noted that the Affiliated Business Arrangement Disclosure provided on [Redacted] was signed by the borrower.				Reviewer Comment (2021-09-30): Signed copy provided. Exception cleared. Buyer Comment (2021-09-29): see attached e-signed afb	09/30/2021			1	A		CA	Primary	Refinance - Cash-out - Other		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732103	RCKT2021500061			22536858			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Loan is to be securitized. Secondary valuation is missing.; Sec ID: 2		The file is missing a copy of the secondary valuation, required on all securitized loan.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		NC	Primary	Refinance - Rate/Term		D	A	A	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732103	RCKT2021500061			23200067			Property	Valuation	Valuation Issue	Valuation	The desk review has a effective date that is other than what the appraisal effective date is. The desk review should have the same effective date as the appraisal						Reviewer Comment (2021-10-12): CDA is after the Note date, however it supports value and is acceptable.	10/12/2021			1	A		NC	Primary	Refinance - Rate/Term		D	A	A	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732104	RCKT2021500071			22536929			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The Non-Escrowed Property Costs over Year 1 are incorrectly disclosed on page 4 of the Final Closing Disclosure due to the HOA dues being transposed with the borrower's Timeshare obligation. The borrower's HOA dues as confirmed by the Appraisal are [Redacted] per month which equals [Redacted] Non-Escrowed Property Costs over Year 1.
Reviewer Comment (2021-10-20): [Redacted] received PCCD and LOE; exception is cured.

Reviewer Comment (2021-10-15): The only document uploaded on [Redacted] was a Proof of Delivery from [Redacted] for a shipment on [Redacted].   A PC CD, letter to borrower and proof of delivery (if the current upload is not for the CD) is still needed in order to clear the exception.

Buyer Comment (2021-10-14): [Redacted]: [Redacted] response doesn't make sense here. Please indicate why the post close cd is not acceptable as it should have updated the HOA dues as the initial exception requested.

Reviewer Comment (2021-10-12): [Redacted] received proof of delivery.  However, unable to determine how this would address the exception.  Provide either corrected CD and LOE to borrower or document costs to match final CD
																			10/20/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732104	RCKT2021500071			22536930			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	The Title Commitment confirms this transaction is a same lender refinance. The H-8 form was used for the Notice of Right to Cancel when the H-9 is the appropriate form version for this transaction.				Buyer Comment (2021-09-30): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			09/30/2021	2	B		CA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732105	RCKT2021500078			22544749			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	This is due to missing Third Party Verification of the borrower's business.				Reviewer Comment (2021-10-12): Cleared due to receipt of Third Party Verification of the Borrower's Self Employment. Reviewer Comment (2021-10-06): See comment below Buyer Comment (2021-10-05): SE verification uploaded to the other exception, please review to clear	10/12/2021			1	A		ID	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732105	RCKT2021500078			22544750			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third Party Verification to verify existence of the borrower's business within [Redacted] was not found in the file.
Reviewer Comment (2021-10-12): Received second page to Workman's Comp policy to indicate an updated prepared as of date.  Confirmed that per lender's guidelines, Workman's Comp policy is an acceptable form of Third Party Verification.

Reviewer Comment (2021-10-06): the documentation provided was a Worker's Compensation insurance policy with an effective date of [Redacted].  This is not an acceptable form of verification as per the guidelines supplied to us below.  In addition, the date the policy was opened would not be within [Redacted] days of closing.  Unable to clear this exception with the documentation provided.
Per lender's guidelines:  Verify the existence of the client's business within [Redacted] calendar days prior to the note date.
-From a third party such as a CPA, regulatory agency or the applicable licensing bureau
-By verifying a phone listing and address for the client's business using a telephone book, internet or directory assistance.

Buyer Comment (2021-10-05): Please see attached
																		10/12/2021			1	A		ID	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732106	RCKT2021500086			22540307			Compliance	Compliance	Federal Compliance	TRID	TRID Zero Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Property Inspection Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Sufficient or excess cure was provided to the borrower at Closing.					Reviewer Comment (2021-08-24): Sufficient Cure Provided At Closing		08/24/2021		1	A		TX	Primary	Purchase	Final CD evidences Cure	A	A	A	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732108	RCKT2021500095			22542895			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - C-Corp 1120	General QM: Unable to verify current C-Corp status using reasonably reliable third-party records.					Reviewer Comment (2021-10-01): Reviewed documentation provided. The Business Entity listing does not have the date the lender pulled it in order to verify [Redacted] days. I Used the date of "SI - No Change" - as the date since this would be a conservative approach. - Exception cleared Buyer Comment (2021-09-28): see attached third party verification	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732108	RCKT2021500095			22542897			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - C-Corp 1120	General QM: Unable to verify C-Corp income using reasonably reliable third-party records.					Reviewer Comment (2021-10-01): Reviewed documentation provided. The Business Entity listing does not have the date the lender pulled it in order to verify [Redacted] days. I Used the date of "SI - No Change" - as the date since this would be a conservative approach. - Exception cleared Buyer Comment (2021-09-28): see attached third party verification	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732108	RCKT2021500095			22542909			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Due to missing third party verification for self employment income				Reviewer Comment (2021-10-01): Reviewed documentation provided. The Business Entity listing does not have the date the lender pulled it in order to verify [Redacted] days. I Used the date of "SI - No Change" - as the date since this would be a conservative approach. - Exception cleared Buyer Comment (2021-09-28): should be cleared with the other conditions being cleared	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732111	RCKT2021500106			22544331			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	1) Missing verification of property taxes and hazard insurance for [Redacted] in the monthly amount of [Redacted]. 2) Missing hazard insurance for [Redacted].				Reviewer Comment (2021-09-21): Received required documentation. Cleared. Buyer Comment (2021-09-17): [Redacted]: See tax certs, both are vacant land.	09/21/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732111	RCKT2021500106			22573344			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	Disaster Name: ___ Disaster Declaration Date: ___					Reviewer Comment (2021-09-21): Received required documentation. Cleared. Buyer Comment (2021-09-17): [Redacted]: Per attached PDF disaster is not available for individual assistance for homeowners, it is only public assistance available to governments and nonprofits.	09/21/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732113	RCKT2021500118			22557235			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.
The final CD disclosed the Amount of Non-Escrowed Property Costs over Year 1 as [Redacted] on page 4; however the Taxes/Insurance for the year would be [Redacted].  This is due to the calculated property taxes being [Redacted] versus [Redacted] per the Tax Certification from the title company based on the assessed value after purchase.  It was noted documentation in file indicates the borrower would get a [Redacted] credit for each semi-annual installment for is veteran status.  However, there was no evidence the borrower filed his veteran status with the taxing authority.   Provide a post-close CD and a copy of the letter of explanation letter sent to the borrower disclosing the changes made.
																	Reviewer Comment (2021-10-05): Cleared. Second half taxes due [Redacted] of [Redacted] and first half taxes due [Redacted] of [Redacted] were used and is acceptable. Buyer Comment (2021-10-04): You are using a tax payment due outside of [Redacted] months to calculate which makes this invalid. We correctly disclosed [Redacted] due [Redacted] and [Redacted] due[Redacted].	10/05/2021			1	A		NH	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732114	RCKT2021500131			22546972			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-07): Received legal description and updated in security instrument. Exception is cleared. Buyer Comment (2021-10-05): Please see attached legal description.	10/07/2021			1	A		WV	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732115	RCKT2021500133			22548509			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of[Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Fee change without valid change in circumstance.
Reviewer Comment (2021-10-06): Received Change of Circumstance.  Exception cleared

Reviewer Comment (2021-10-04): The Change in Circumstance for the Deed Prep and associated recording fees was dated the day of closing ([Redacted])  The trigger for the change would have been the Title Commitment which was dated [Redacted] with a Production Date of [Redacted].  Based on this, the revised documentation for the change was not provided within [Redacted] as required.  A tolerance cure is required in the amount of [Redacted].  Please provided a post closing CD, copy of check to the borrower, letter to the borrower and proof of mailing.

Buyer Comment (2021-10-03): please see the CIC form attached which confirms the fee increase was the result of a deed prep fee
																		10/06/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732116	RCKT2021500140			22549586			Compliance	Compliance	Federal Compliance	TRID	TRID Seller Closing Disclosure Fees seller paid fees do not match Consumer's Final CD	TILA-RESPA Integrated Disclosure: the Seller's final CD total seller paid fee amounts do not match the values used for compliance testing.					Reviewer Comment (2021-10-22): Swap	10/22/2021			1	A		CA	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	D	A	D	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732116	RCKT2021500140			22549967			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.		The security instrument in file shows transaction date of [Redacted] and that borrower signed on [Redacted]. A copy of the Note with same dates are in tile also. There is also a Note dated [Redacted]. The actual closing date was [Redacted].				Reviewer Comment (2021-10-04): As per Security Instrument and Final CD, verified closing date of [Redacted]. Exception cleared. Buyer Comment (2021-09-30): see attached recorded mortgage confirming closing date was [Redacted]. Hazard insurance is dated correctly	10/04/2021			1	A		CA	Primary	Purchase		D	A	D	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732116	RCKT2021500140			22559032			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Security Instrument - Subject Lien not provided		The security instrument in file is dated and signed [Redacted]. The loan closed on [Redacted]. The correct document was not found in the file.				Reviewer Comment (2021-10-04): Security Instrument - Subject Lien received. Exception cleared. Buyer Comment (2021-09-30): provided in the other exception	10/04/2021			1	A		CA	Primary	Purchase		D	A	D	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732118	RCKT2021500157			22555530			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - REO Schedule E Method	General QM: Unable to verify Real Estate Owned income (Schedule E Method). File does not contain most recent year Tax Transcripts, signed and dated 1040's or Schedule E.	The [Redacted] Tax Returns were not signed and Tax Transcripts were not obtained.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-09-30): [Redacted]: please review documentation provided on[Redacted], this is a signed 8879 form which is how the client signs the tax return, it is signed and dated. Tax transcripts were not available for the [Redacted] tax year at the time & the application of this loan is [Redacted] which is prior to tax returns for [Redacted] being required by the federal government. Please clear this condition. Reviewer Comment (2021-09-21): Requested documents not received.	10/04/2021			1	A		CA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732118	RCKT2021500157			22555531			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - REO Schedule E Method	General QM: Unable to verify Real Estate Owned income (Schedule E Method). File does not contain most recent year Tax Transcripts, signed and dated 1040's or Schedule E.	The [Redacted] Tax Returns were not signed and Tax Transcripts were not obtained.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-09-30): [Redacted]: please review documentation provided on [Redacted], this is a signed 8879 form which is how the client signs the tax return, it is signed and dated. Tax transcripts were not available for the [Redacted] tax year at the time & the application of this loan is [Redacted] which is prior to tax returns for [Redacted] being required by the federal government. Please clear this condition. Reviewer Comment (2021-09-21): Requested documents not received.	10/04/2021			1	A		CA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732118	RCKT2021500157			22556114			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	The [Redacted] Tax Returns were not signed and Tax Transcripts were not obtained.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Reviewer Comment (2021-09-21): Requested documents not received.	10/04/2021			1	A		CA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732118	RCKT2021500157			22556119			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The revised Loan Estimate reflecting the additional of the Final Inspection was not issued until [Redacted] when the appraisal was dated [Redacted] indicating a final inspection was needed. A tolerance cure in the amount of [Redacted] is required since the revision was not provided within three business days from when the lender was aware of the change.				Reviewer Comment (2021-09-21): [Redacted] received a valid COC with additional information for the appraisal fee increased due to property has completion of construction and 1004D is present in file for property is [Redacted] complete a final Inspection.	09/21/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732123	RCKT2021500175			22566333			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The most recent verbal verification of employment for the borrower's employment with [Redacted] was performed on [Redacted]; however, this is more than [Redacted] prior to the Note date of [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): see attached	10/11/2021			1	A		TX	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732125	RCKT2021500213			22564326			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The Title Policy amount on the Preliminary Title of [Redacted] is less than the loan amount of [Redacted].				Reviewer Comment (2021-10-04): Final Title verifying policy amount of [Redacted]. received. Exception cleared. Buyer Comment (2021-09-30): see attached final policy	10/04/2021			1	A		NJ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732126	RCKT2021500227			22566552			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The Final CD and the 1008 show HOA of [Redacted] used to qualify. The verified HOA is [Redacted] per the appraisal.				Reviewer Comment (2021-10-06): PCCD, Letter to borrower and evidence of mailing provided. Exception cleared.	10/06/2021			1	A		OH	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732133	RCKT2021500301			22733671			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] tolerance violation. Fees exceeded allowable by [Redacted] with no evidence of cure provided.				Reviewer Comment (2021-10-07): [Redacted] received Corrected PCCD with LOE. Buyer Comment (2021-10-06): [Redacted]: provided redisclosure package moving fees to Section C where they belong, please test using unlmiited tolerance.	10/07/2021			1	A		MD	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732133	RCKT2021500301			22733769			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Insurance coverage shortfall in the amount of [Redacted]. No replacement cost estimate found in file.				Reviewer Comment (2021-10-11): Cleared. [Redacted] of the hazard insurance reflects Additional Replacement Cost Protection Coverage [Redacted] of Coverage A - Dwelling limit and is acceptable. Buyer Comment (2021-10-06): [Redacted]: clients policy shows on [Redacted] additional coverage of [Redacted] on top of dwelling coverage and Debris Removal up to [Redacted]. Please clear this condition as replacement cost is verified and far above the loan amount.	10/11/2021			1	A		MD	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732136	RCKT2021500320			22594147			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Missing evidence of tax verification for [Redacted].				Reviewer Comment (2021-10-05): Property Hub Report provided to verify taxes. Exception cleared.	10/05/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732137	RCKT2021500341			22593687			Credit	Hazard Insurance	Insufficient Coverage	Hazard Insurance	Hazard insurance coverage amount is insufficient. Coverage amount required to cover the lesser of the Replacement Cost or the Loan amount per guidelines.	Coverage: ___; Extended Replacement Coverage: ___; Loan Amount: ___; Cost New: ___	HOI coverage is insufficient by [Redacted]. Coverage must be at least the lessor of the Cost new from the appraisal or the loan amount. Provide verification of policy with sufficient coverage OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-10-04): Received Replacement Cost Estimator. Exception cleared. Buyer Comment (2021-09-30): see attached replacement cost estimator	10/04/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732138	RCKT2021500344			22595966			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Third party processing fee of [Redacted] is a finance charge. Finance charge should be [Redacted].				Reviewer Comment (2021-10-13): [Redacted] received PCCD, LOE, copy of refund check, and proof of delivery; exception is cured. Reviewer Comment (2021-10-11): Documentation not yet provided for this exception.		10/13/2021		2	B		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732138	RCKT2021500344			22595982			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Erroneous. Verified estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided in file.
Reviewer Comment (2021-10-11): Cleared - Data entry error for taxes.  Exception has been cleared.

Buyer Comment (2021-10-07): [Redacted]: We included in our estimate only [Redacted] of future taxes owed, which includes the homestead exemption which the client must apply for. It is our position that most clients do file the homestead exemption and there is no Compliance rule that states that our estimate is invalid because of this assumption. This is the way that we provide our closing disclosures, and we will not redisclose excluding the homestead exemption. Please review and clear this condition.
																		10/11/2021			1	A		CA	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732140	RCKT2021500351			22595142			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Evidence borrower received the valuation [Redacted] prior to consummation was not provided. Borrower did not waive the [Redacted] requirement.				Reviewer Comment (2021-10-06): Appraisal waiver provided. Exception cleared Buyer Comment (2021-10-05): Please see attached appraisal delivery waiver. Please review to clear this condition.	10/06/2021			1	A		OR	Primary	Purchase		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732140	RCKT2021500351			22595144			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Missing third party verification of S/E and YTD P&L.				Reviewer Comment (2021-10-06): Received revised 1008 and 1003 - lender removed income from qualifying. Exception cleared Buyer Comment (2021-10-05): This income is is not being used to qualify. It has been removed from the 1003. Please see attached. Please also clear waterfall condition.	10/06/2021			1	A		OR	Primary	Purchase		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732140	RCKT2021500351			22595162			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan designation failure due to QM failure. This exception will be cleared once all QM specific exceptions have been cured/cleared.				Reviewer Comment (2021-10-06): Received revised 1008 and 1003 - lender removed income from qualifying. Exception cleared	10/06/2021			1	A		OR	Primary	Purchase	Lender to provide updated ATR/QM status	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732140	RCKT2021500351			22614584			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] tolerance was exceeded by [Redacted] due to increase of Title - Settlement Closing fee paid to provider on SSPL but shown in section C. No valid COC provided, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-13): [Redacted] received Corrected PCCD, Letter of Explanation, Proof of Delivery and Copy of Refund Check.

Buyer Comment (2021-10-12): Please see attached proof of delivery. The check number is at the top. Its scanned in correctly the same as all checks used to cure which have been provided in this review. Please clear this condition.

Reviewer Comment (2021-10-08): [Redacted] received PCCD, LOE, copy of refund check and Mailing Label. However the  copy of refund check seems not scanned completely, check number at the bottom not visible and Tracking indicates the label has been created but it has not been picked up for shipping. copy of refund check. Please provide complete copy of refund check and proof of mailing. Exception remains open.

Buyer Comment (2021-10-08): Please see attached curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-06): No comments or documentation provided as of this date.
																			10/13/2021		2	B		OR	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732142	RCKT2021500374			22600091			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - Assets	General QM: Unable to verify assets using reasonably reliable third-party records.	Source documents for EMD not in file.				Reviewer Comment (2021-10-05): Cleared. Proof EMD cleared is not required. Borrower had sufficient funds without the EMD. Buyer Comment (2021-10-04): The EMD was backed out of the funds in the borrower's [Redacted] account. Please review and clear this condition.	10/05/2021			1	A		GA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732142	RCKT2021500374			22600758			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan designation failure due to QM failure. This exception will be cleared once all QM specific exceptions have been cured/cleared.				Reviewer Comment (2021-10-05): Cleared. Proof EMD cleared is not required. Borrower had sufficient funds without the EMD. Buyer Comment (2021-10-04): All conditions should be met, please review and clear.	10/05/2021			1	A		GA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732142	RCKT2021500374			22600761			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	Fee disclosed was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure of [Redacted] copy the refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-05): Cleared. Data input error. Buyer Comment (2021-10-04): The final CD reflects a lender credit of [Redacted]. Please review and clear this condition.	10/05/2021			1	A		GA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732145	RCKT2021500421			22608409			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Tax and insurance verification not provided for REO property located at [Redacted].				Reviewer Comment (2021-10-01): HO and taxes documentation provided. Buyer Comment (2021-09-29): Please see attached for both taxes and insurance. Please note that the insurance policy covers both [Redacted] and [Redacted]. This is shown on [Redacted] of the insurance document.	10/01/2021			1	A		NC	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732149	RCKT2021500436			22609691			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [Redacted], Most Recent Tax Return End Date [Redacted], Tax Return Due Date [Redacted].	The file is missing the [Redacted] personal and business tax returns. Evidence of extension provided in file for [Redacted]. The file contained a copy of the [Redacted] 1040's and business returns.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Copy of business extension for [Redacted] provided. Buyer Comment (2021-10-04): business return extensions are not a requirement for this loan product Reviewer Comment (2021-10-04): [Redacted] business extension is needed.	10/05/2021			1	A		UT	Primary	Refinance - Rate/Term		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732149	RCKT2021500436			22609693			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [Redacted], Most Recent Tax Return End Date [Redacted], Tax Return Due Date [Redacted].	The file is missing the [Redacted] personal and business tax returns. Evidence of extension provided in file for [Redacted]. The file contained a copy of the [Redacted] 1040's and business returns.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Copy of business extension for [Redacted] provided. Buyer Comment (2021-10-04): business return extensions are not a requirement for this loan product Reviewer Comment (2021-10-04): Need [Redacted] extension for the borrower's and co-borrower's business returns for [Redacted]. Buyer Comment (2021-10-01): A [Redacted] extension was provided. The most recent returns were used to calculate income.	10/05/2021			1	A		UT	Primary	Refinance - Rate/Term		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732149	RCKT2021500436			22609933			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-09-28): Legal provided to satisfy exception. Buyer Comment (2021-09-28): see attached legal description	09/28/2021			1	A		UT	Primary	Refinance - Rate/Term		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732154	RCKT2021500507			22679425			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	The tax cert for [Redacted] was not in the file.				Reviewer Comment (2021-09-30): Evidence of property taxes provided. Exception cleared	09/30/2021			1	A		CA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732155	RCKT2021500526			22631245			Credit	Hazard Insurance	Insufficient Coverage	Hazard Insurance	Hazard insurance coverage amount is insufficient. Coverage amount required to cover the lesser of the Replacement Cost or the Loan amount per guidelines.	Coverage: ___; Extended Replacement Coverage: ___; Loan Amount: ___; Cost New: ___	HOI coverage is insufficient by [Redacted]. Provide verification of policy with sufficient coverage OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732155	RCKT2021500526			22632503			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.						Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732156	RCKT2021500541			22631151			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		Exhibit A Legal Description not attached to mortgage.				Reviewer Comment (2021-10-11): Legal Description received, Exception cleared. Buyer Comment (2021-10-06): Please see attached legal description to clear exception.	10/11/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732156	RCKT2021500541			22631416			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached final title policy with coverage matching the note amount.	10/11/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732156	RCKT2021500541			22631959			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached final title policy with coverage matching the note amount.	10/11/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732162	RCKT2021500614			22666953			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	The Estimated Taxes, Insurance & Assessments section on page 1 of the final Closing Disclosure was not completed to reflect whether Homeowner's Insurance was included in escrow or not. The Flood Insurance was incorrectly reflected in the Other section versus in the Homeowner's Insurance as required.
Buyer Comment (2021-10-05): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the flood is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition.

Reviewer Comment (2021-10-04): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.

Buyer Comment (2021-10-03): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the flood is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition. Please downgrade this to a grade 2.
																				10/05/2021	2	B		FL	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732164	RCKT2021500625			22666157			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	Disaster Name: ___ Disaster Declaration Date: ___	According to guidelines, there is no end declared date for the disaster as of yet. A post-disaster inspection verifying there was no damage to the subject property is required once a declared end date is identified.				Reviewer Comment (2021-10-11): Post Disaster Inspection found dated [Redacted]. Exception cleared. Buyer Comment (2021-10-05): Please see attached disaster inspection showing no damage to subject.	10/11/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732166	RCKT2021500642			22672039			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification that the appraisal was delivered to borrower was not provided.				Reviewer Comment (2021-10-01): Notification provided. Exception cleared Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): see attached certification of appraisal delivery	09/30/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732166	RCKT2021500642			22672336			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Estimated Total Minimum Payment	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] disclosed an Estimated Total Monthly Payment for payment stream 1 that does not match the actual total payment for the loan.	Final Closing Disclosure provided on [Redacted] disclosed an Estimated Total Monthly Payment for payment stream 1 that does not match the actual total payment for the loan. Total monthly payment should be [Redacted].				Reviewer Comment (2021-10-01): Post closing CD, letter to borrower and evidence of mailing provided. Exception cleared Buyer Comment (2021-09-30): see attached pccd	10/01/2021			1	A		FL	Primary	Refinance - Cash-out - Other	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732166	RCKT2021500642			22672337			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Will Have Escrow - Monthly Escrow Payment	TILA-RESPA Integrated Disclosure - Loan Disclosures: Final Closing Disclosure provided on [Redacted] disclosed the Monthly Escrow Payment that does not match the actual escrow payment for the loan.	Final Closing Disclosure provided on [Redacted] disclosed the Monthly Escrow Payment that does not match the actual escrow payment for the loan. Monthly escrow payment should be [Redacted] versus [Redacted].				Reviewer Comment (2021-10-01): Post closing CD, letter to borrower and evidence of mailing provided. Exception cleared Buyer Comment (2021-09-30): should be cleared with the pccd submitted on the other exception	10/01/2021			1	A		FL	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732167	RCKT2021500645			22667096			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	Hazard insurance effective after note date.				Reviewer Comment (2021-10-11): Cleared. Hazard insurance effective [Redacted] and disbursement date was [Redacted]. Buyer Comment (2021-10-07): Loan didn't disburse until [Redacted], so the HOI update isn't needed Reviewer Comment (2021-10-04): No comments or documentation found as of this date.	10/11/2021			1	A		CO	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732167	RCKT2021500645			22674921			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Tax and insurance verification for [Redacted] and [Redacted] are missing.				Reviewer Comment (2021-10-04): Taxes and ins verified for both properties. Exception cleared Buyer Comment (2021-10-01): see attached taxes and insurance for both properties	10/04/2021			1	A		CO	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732167	RCKT2021500645			22680853			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Statement for [Redacted] is missing to verify escrows. If statement does not include escrows; tax and insurance verification are required.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Reviewer Comment (2021-10-04): The credit supplement referred to was not uploaded within the images. Buyer Comment (2021-10-01): see attached credit supplement confirming the monthly payment includes taxes and insurance	10/11/2021			1	A		CO	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732169	RCKT2021500663			22673581			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The tax and insurance information was missing for [Redacted], [Redacted] and [Redacted].				Reviewer Comment (2021-10-01): Cleared using [Redacted] 1040 tax returns. Buyer Comment (2021-09-28): [Redacted]: please review the tax return Schedule E that was provided already which shows the tax/ins amounts for all properties mentioned in this exception.	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732173	RCKT2021500692			22675149			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The Loan Discount Points fee increased from [Redacted] to [Redacted] on [Redacted]. A valid Change of Circumstance was not provided and a cure in the amount of [Redacted] was missing.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Buyer Comment (2021-10-04): see attached change of circumstance	10/05/2021			1	A		MI	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732173	RCKT2021500692			22675150			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Tax Service Fee (Life Of Loan). Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The Tax Service (Life Of Loan) fee increased from [Redacted] to [Redacted] on [Redacted]. A valid Change of Circumstance was not provided and a cure in the amount of [Redacted] was missing.				Reviewer Comment (2021-10-05): Received required documentation. Cleared.	10/05/2021			1	A		MI	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732174	RCKT2021500696			22675073			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	A HOA fee of [Redacted] was included however there is no documentation in the file to verify an HOA fee for this property.				Reviewer Comment (2021-10-01): Cleared. Verified with 1004. Buyer Comment (2021-09-28): [Redacted]: HOA dues reflected on CD is a result of the [Redacted] special assessments which is showing on the appraisal, and is in effect HOA dues for the subject. Please clear this condition.	10/01/2021			1	A		CA	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732174	RCKT2021500696			22675873			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Loan was refinanced through client however there is no statement showing the new payment.				Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732176	RCKT2021500704			22676356			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Risk.	DTI mismatch due to removed bonus income for lack of sufficient history.				Reviewer Comment (2021-10-01): Bonus income acceptably documented	10/01/2021			1	A		CA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732176	RCKT2021500704			22676357			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs match and both significantly exceed Guidelines	General QM: The DTI calculated in accordance with the Lenders Guidelines and 1026.43(e) of [Redacted] significantly exceeds the guideline maximum of [Redacted]. (DTI Exception requires compelling compensating factors to consider regrading to EV2-B.)	DTI mismatch due to removed bonus income for lack of sufficient history.				Reviewer Comment (2021-10-01): Bonus income is acceptably documented - exception cleared Buyer Comment (2021-09-29): [Redacted]: Lender guidelines allow bonus income with a minimum of [Redacted] months bonus history. Please see the letter from the employer stating the client got bonus income last year and please see the bonus check provided for this year. Client has been employed for [Redacted] months and thus bonus income history is supported for the minimum required timeframe under Fannie B3-3.1-03	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732176	RCKT2021500704			22676358			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Unable to determine cause of finance charge varience.				Reviewer Comment (2021-10-01): Addendum reflecting seller paid costs reviewed. This clears exception. Buyer Comment (2021-09-29): [Redacted]: Please exclude fees paid by general seller credits as noted on the attached cd addendum and the finance charge will match.	10/01/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732176	RCKT2021500704			22676474			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: Investor qualifying total debt ratio discrepancy.		DTI mismatch due to removed bonus income for lack of sufficient history.				Reviewer Comment (2021-10-01): Documentation reviewed and bonus income is acceptable Buyer Comment (2021-09-29): [Redacted]: Lender guidelines allow bonus income with a minimum of [Redacted] months bonus history. Please see the letter from the employer stating the client got bonus income last year and please see the bonus check provided for this year. Client has been employed for [Redacted] months and thus bonus income history is supported for the minimum required timeframe under Fannie B3-3.1-03	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732176	RCKT2021500704			22676722			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor Guidelines Violation	General QM: Based on the loan failing one or more guideline components, the loan is at QM risk.	DTI mismatch due to removed bonus income for lack of sufficient history.				Reviewer Comment (2021-10-01): Documentation reviewed and bonus income is acceptable Buyer Comment (2021-09-29): [Redacted]: Lender guidelines allow bonus income with a minimum of [Redacted] months bonus history. Please see the letter from the employer stating the client got bonus income last year and please see the bonus check provided for this year. Client has been employed for [Redacted] months and thus bonus income history is supported for the minimum required timeframe under Fannie B3-3.1-03	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732177	RCKT2021500708			22679595			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Updated title with correct policy amount was not provided.				Reviewer Comment (2021-10-05): revised title commitment provided. Exception cleared	10/05/2021			1	A		GA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732178	RCKT2021500710			22683764			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		HOI coverage is insufficient by [Redacted]. Provide updated policy reflecting minimum coverage of [Redacted] OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-09-30): Replacement Cost Estimator provider - exception cleared. Buyer Comment (2021-09-29): see attached rce	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732183	RCKT2021500740			22684346			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	FNMA Transmittal Summary (FNMA Form 1008 11/92) is missing.		1008 in file does not match final 1003 in file - income is vastly different - 1008 shows using only b1 income, however final 1003 shows using b1 and b2 - using only b1's income does not put us in line with DTI requirements for guidelines. Lender to please give updated final documents for 1003/1008/and final approval.				Reviewer Comment (2021-10-01): Cleared. Buyer Comment (2021-09-28): [Redacted]: These documents do not vary. The Final 1003 reflects all income regardless if they are used in the calculation of DTI, whereas 1008 includes only the income used to qualify the loan or used as income. The Final 1003 and 1008 are correct as written.	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732183	RCKT2021500740			22684804			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-					Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732183	RCKT2021500740			22684897			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.					Reviewer Comment (2021-10-01): Received required documentation. Cleared. Buyer Comment (2021-09-28): [Redacted]: see [Redacted] and please clear this condition.	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732183	RCKT2021500740			22684901			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Missing income verification and final 1008.				Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732183	RCKT2021500740			22684902			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].				Reviewer Comment (2021-10-01): Received required documentation. Cleared.	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732184	RCKT2021500753			22684169			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] fees will only re-baseline if the cumulative total of fees exceed [Redacted]. On this loan, the recording fee increased by less than [Redacted] on [Redacted] from [Redacted] to [Redacted] and [Redacted] fees will not re-baseline to increased fee. The final increase of fee to [Redacted] requires [Redacted] cure based on initial baseline of [Redacted].
Reviewer Comment (2021-10-20): PCCD, letter to borrower, evidence of principal reduction and evidence of mailing provided.  Exception cleared.

Buyer Comment (2021-10-19): see attached which confirms the curtailment was applied in our servicing

Buyer Comment (2021-10-19): see attached

Reviewer Comment (2021-10-12): There was no additional documentation uploaded. Further clarification to the initial exception: The initial LE reflected the recording fee as [Redacted]. The [Redacted] LE showed an acceptable increase to [Redacted] due to property type as evidenced the Re-disclosure History. The CD with date issued [Redacted] shows an additional increase to [Redacted] of which a change of circumstance was not found. Therefore, the baseline reverts back to the original baseline of [Redacted] X [Redacted] = [Redacted] - [Redacted] = [Redacted] tolerance cure required. Exception cannot be cleared.

Buyer Comment (2021-10-07): The valid CIC on [Redacted] set the baseline at [Redacted].  This means the allowable tolerance is [Redacted] and the final fee is [Redacted].

Reviewer Comment (2021-10-06): There was no additional documentation uploaded.  Further clarification to the initial exception:  The initial LE reflected the recording fee as [Redacted].  The [Redacted] LE showed an acceptable increase to [Redacted] due to property type as evidenced the Re-disclosure History.  The CD with date issued [Redacted] shows an additional increase to [Redacted] of which a change of circumstance was not found.  Therefore, the baseline reverts back to the original baseline of [Redacted] X [Redacted] = [Redacted] - [Redacted] = [Redacted] tolerance cure required.  Exception cannot be cleared.

Buyer Comment (2021-10-05): please see attached which confirms this was the result of a change in property type
																		10/20/2021			1	A		TX	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732185	RCKT2021500762			22682220			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	A Change in Circumstance was not found for the increase in the borrower paid portion of the recording fee to [Redacted] on the final Closing Disclosure. Since a valid change in circumstance was not provided, the baseline reverts to the original disclosed recording fee to the borrower in the amount of [Redacted] X [Redacted] = [Redacted]. A tolerance cure is required in the amount of [Redacted].				Reviewer Comment (2021-10-04): Cleared. Buyer Comment (2021-09-28): It was discovered the property was a PUD on [Redacted], which required a PUD rider that increased the recording fee cost. This change was disclosed on the [Redacted] LE, resetting the baseline to [Redacted]. Since [Redacted] of [Redacted] = [Redacted] we are within tolerance given that the remaining amount over that was refunded to the borrower.	10/04/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732186	RCKT2021500767			22683117			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Documentation of the Homeowners Insurance was not provided for review for the REO [Redacted].				Reviewer Comment (2021-10-04): Per instructions from TM this is acceptable per [Redacted] procedures. Buyer Comment (2021-10-01): As noted on the 1008, the underwriter use [Redacted] of the estimated value of the property to calculate HOI since the borrower stated they dont maintain separate coverage on the property.	10/04/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732187	RCKT2021500778			22683044			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	1003/Declarations: D. 2. Have you or will you be applying for any new credit (e.g., installment loan, credit card, etc.) on or before closing this loan that is not disclosed on this application? was entered Yes. Unable to determine qualification without this information.	-	The declarations section on the final loan application indicates the borrowers have or will be applying for new credit that was not disclosed on the application. It was noted the borrower took a line of credit secured by investments from [redacted] as per the FNMA Transmittal. It was not possible to determine if this is what the borrower's were referring to. Clarification was not found to verify this was not a liability that needed to be included in qualifying.				Reviewer Comment (2021-10-13): We have received confirmation that borrowers have opened a new [Redacted] account and are ok to proceed with documentation provided, hence, exception cleared. Reviewer Comment (2021-10-04): Please provide a certification from the underwriter. Buyer Comment (2021-09-29): I spoke with the underwriter and it was their determination at initial underwrite that the credit line was the debt disclosed on the application and that no further action was needed. What can we provide to resolve this?	10/13/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732189	RCKT2021500784			22685060			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification date appraisal was received by borrower was not provided; no waiver in file to receive < [Redacted] prior to closing.				Reviewer Comment (2021-10-12): Appraisal Delivery Waiver provided. Exception cleared.	10/12/2021			1	A		NV	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732189	RCKT2021500784			22685063			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final CD disclosed the Amount of Total Property Costs over Year 1 as [Redacted] on page 4; however the annual taxes ([Redacted] - tax cert based on increased value) and homeowners insurance ([Redacted]) total are [Redacted] per year. Final CD reflects Estimated Taxes, Insurance of [Redacted] monthly, correct amount is [Redacted]. Provide a post-close CD correcting on page 4 and Estimated Taxes, Insurance & Assessments on page 1; and a copy of the letter of explanation letter sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-14): [Redacted] property taxes due within [Redacted] of consummation + [Redacted] in HOI.  Amount disclosed accurate

Buyer Comment (2021-10-13): Please review the tax cert on [Redacted] and please include only those tax payments due within [Redacted].

Reviewer Comment (2021-10-13): [Redacted] reviewed exception. If using an alternate calculation please provide for review. The calculated totals are [Redacted] taxes per title and [Redacted] HOI. Please provide documentation if using an updated amount. A corrected CD and LOE is required to cure.

Reviewer Comment (2021-10-11): The annual non-escrowed costs on [Redacted] of the final CD do not match the loan file.  Annual non-escrowed costs, per loan file, are as follows: Hazard - [Redacted], Tax - [Redacted] for a total of [Redacted].  Provide PCCD and LOE that reflects the preceding amounts in [Redacted], [Redacted] or [Redacted] month breakouts, or documentation of alternative amounts.

Buyer Comment (2021-10-07): [Redacted]: Please exclude all tax payments that occur outside of [Redacted] from the date of closing. The tax payments included in [Redacted] calculation are not due until [Redacted] of [Redacted] and later and shouldn't be included in a calculation for "property costs over year 1".
																		10/14/2021			1	A		NV	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732189	RCKT2021500784			22685069			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Loan Discount Points disclosed on CD dated [Redacted] as [Redacted], but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-15): No COC or interest rate re-lock on [Redacted] to rebaseline

Reviewer Comment (2021-10-14): [Redacted] require a VCC for the final CD dated [Redacted] or a corrected CD, LOE, refund check, and proof of mailing is needed to cure.

Buyer Comment (2021-10-13): [Redacted] referenced a CIC on [Redacted] that lowered allegedly pricing, however pricing from the CIC form went up. We did not re-baseline for the CIC on [Redacted], because the pricing from that CIC states the lender credit pricing would be increased. As we previously discussed, the Final Loan Estimate is where the baseline is set & it wasn't lowered from that point even with disclosure of a lower cost on [Redacted] (the escrow waiver was not the basis of that decrease shown on [Redacted], therefore not a rebaseline)

Reviewer Comment (2021-10-13): The baseline is [Redacted] as the [Redacted]1 CD had a VCC for an escrow waiver that updated pricing. A VCC is required for the fee increase or please provide a corrected CD, LOE, refund check, and proof of mailing to cure.

Reviewer Comment (2021-10-11): LDP was [Redacted] on the [Redacted] CD, and then increased to [Redacted] on the final CD.  Please provide VCC for the change or cure.

Buyer Comment (2021-10-08): [Redacted]: The final LE reflected [Redacted], and is the baseline that should be used, if the fee never increased above that amount no further CIC is required. Please escalate this to the correct people as this is a settled issue in the industry and supported by regulation.

Reviewer Comment (2021-10-08): [Redacted] received valid  COC for LE dated [Redacted].But loan discount point fees was again increased from CD dated [Redacted] to final CD  [Redacted].Need valid COC for CD dated [Redacted] or cure docs required.

Buyer Comment (2021-10-07): [Redacted]: The interest rate was not locked prior to the [Redacted] Loan Estimate which disclosed [Redacted] of loan discount points, higher than what was reflected on the CD. Any prior loan discount points were not binding, and market changes would be the client's cost to bear. Please clear this condition.
																		10/15/2021			1	A		NV	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732189	RCKT2021500784			23239463			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	Baseline lender credits on [Redacted] LE at rate lock is [Redacted]. No lender credit provided in Section J at closing (as reflected on[Redacted] CD) and only [Redacted] in lender paid fees.				Reviewer Comment (2021-10-20): Cleared. Requested documentation provided.	10/20/2021			1	A		NV	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732192	RCKT2021500801			22690430			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Provide legible copies of paystubs and W-2's from [Redacted] for [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): BCOR admin acquired the client's previous employer, [Redacted] in [Redacted]. See attached paystubs and w2's and proof of the acquisition talks	10/11/2021			1	A		MT	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732192	RCKT2021500801			22690734			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Need to provide legible copies of paystubs and W-2's from [Redacted] for [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): should be clear with the docs provided	10/11/2021			1	A		MT	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732192	RCKT2021500801			22690736			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - Wages	General QM: Unable to verity income due to, missing W-2, Paystub, LES, ETS or WVOE.	Need to provide legible copies of paystubs and W-2's from [Redacted] for [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): should be clear with the docs provided	10/11/2021			1	A		MT	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732194	RCKT2021500805			22689842			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The provided Verbal verification of employment from [Redacted] Indicated [Redacted] import for the source used to obtain the employer's telephone number but this document was not in the file for review. The written verification of employment from [Redacted] was not dated within [Redacted] of consummation.				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732194	RCKT2021500805			22690157			Credit	Loan Package Documentation	Loan File	Missing Document	Missing Document: Hazard Insurance Policy not provided		The Hazard Insurance policy was not provided for the subject property.				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732195	RCKT2021500828			22690757			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Risk.	Debt to income ratio above [Redacted]. See Exception ID 30201.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-10-01): should be cleared with upload of the CD on the other exception	10/04/2021			1	A		VA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732195	RCKT2021500828			22690758			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs don't match and both moderately exceed Guidelines	General QM: The DTIs calculated in accordance with the Lenders Guidelines of [Redacted] and based on 1026.43(e) of [Redacted] moderately exceed the guideline maximum of [Redacted]. (DTI Exception is eligible to be regraded with compensating factors.)	Debt to income ratio above [Redacted] due to PITI payment on departure residence. Final 1003 shows Principle and interest payment of [Redacted] and Loan estimate for property dated [Redacted] supports this however, there is no final closing disclosure or evidence that the loan closed in file. Current payment of [Redacted] used in calculations. Lender to provide evidence of PITI for this property.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-10-01): final cd uploaded on other exception	10/04/2021			1	A		VA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732195	RCKT2021500828			22690759			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Pest Inspection Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Fee was not disclosed on Loan Estimate. File does not contain a valid Change of Circumstance for this fee, nor evidence of cure.
Reviewer Comment (2021-10-20): [Redacted] Received PCCD with Pest Inspection Fee move to sec H.

Buyer Comment (2021-10-19): This is not something we provide. This condition has been cleared on other loans in this review. Please review to clear this condition or escalate to Stephanie.

Reviewer Comment (2021-10-18): [Redacted] received corrected PCCD and LOE for the Pest Inspection fee moved to section H from C. However, provided PCCD issued([Redacted]) more than [Redacted] days from the consummation date [Redacted]. Please provide certified copy of the Final Settlement Statement to reevaluate this exception.

Buyer Comment (2021-10-15): Please see attached redisclosure package curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-11): [Redacted]: Please provide PCCD and LOE with Pest Inspection Fee moved to section H.

Buyer Comment (2021-10-11): [Redacted] of the purchase contract states the buyer is responsible for a pest inspection. This fee is not a requirement of the lender, but of the seller.

Reviewer Comment (2021-10-08): [Redacted] (Comment is for Pest - Inspection Fee). We unable to determine from the file whether the lender or title company required the pest-inspection. If the lender required the pest-inspection, a cure is due to borrower. If borrower chosen service provider further outsourced the Pest-Inspection Fee, an attestation or comment on exception from seller is required. The attestation/letter should confirm that the service was outsourced by the borrower-chosen provider. This attestation would allow us to test the fee under the no tolerance category with the understanding that the new fee added on the CD was imposed by a provider through which the borrower indirectly selected.

Buyer Comment (2021-10-07): This is not accurate. The tax service fee was [Redacted] on the initial LE and did not change on any subsequent disclosure. It is [Redacted] on the final CD. Please review to clear this condition.

Reviewer Comment (2021-10-01): [Redacted] received Changed Circumstance dated [Redacted], but it does not give sufficient information on why the Pest Inspection Fee was increased on LE dated [Redacted] . In order to determine if the changed circumstance is valid more information is necessary justifying why the fee was increased and when lender became aware of the change. A valid Changed Circumstance or cure is required. Cure consists of Corrected CD, LOE to borrower, proof of mailing and copy of refund check.

Buyer Comment (2021-10-01): Fees shopped for by the borrower are not subject to tolerance. The pest inspection was not a requirement of the lender, but of the seller.
																		10/20/2021			1	A		VA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732195	RCKT2021500828			22690767			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: Investor qualifying total debt ratio discrepancy.		Exception ID 30201 set - Debt to income ratio above [Redacted] due to PITI payment on departure residence. Final 1003 shows Principle and interest payment of [Redacted] and Loan estimate for property dated [Redacted] supports this however, there is no final closing disclosure or evidence that the loan closed in file. Current payment of [Redacted] used in calculations. Lender to provide evidence of PITI for this property.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-10-01): see attached final cd for the non-subject	10/04/2021			1	A		VA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732195	RCKT2021500828			22690843			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Missing tax and insurance evidence for investment property.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-10-01): listed on the final cd that was uploaded	10/04/2021			1	A		VA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732195	RCKT2021500828			22690982			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor Guidelines Violation	General QM: Based on the loan failing one or more guideline components, the loan is at QM risk.	See exception ID 30201. Supporting evidence of payment for investment property would clear this violation.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-10-01): provided for in the other exception	10/04/2021			1	A		VA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732196	RCKT2021500838			22687125			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	The application date is [Redacted] and the tax filing deadline is [Redacted]. A copy of the [Redacted] 1120-S or extension for the co-borrower's business, [Redacted] Previously [Redacted] was not provided.				Reviewer Comment (2021-10-05): Business Tax Return Extension provided. Exception Cleared.	10/05/2021			1	A		FL	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732197	RCKT2021500845			22694712			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - Partnership	General QM: Unable to verify Partnership income using reasonably reliable third-party records.	Most recent tax returns and audited P&L's are not in the file.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Documentation provided meets lender provided guidelines. Buyer Comment (2021-09-29): [Redacted]: Audited profit/loss statements are not required per our guidelines provided at the outset of this trade. See the tax return extension provided to clear this condition.	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732197	RCKT2021500845			22694713			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - Partnership	General QM: Unable to verify Partnership income using reasonably reliable third-party records.	Most recent tax returns and audited P&L's are not in the file.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Documentation provided meets lender provided guidelines. Buyer Comment (2021-09-29): [Redacted]: Audited profit/loss statements are not required per our guidelines provided at the outset of this trade. See the tax return extension provided to clear this condition.	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732197	RCKT2021500845			22694753			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Most recent tax returns and audited P&L's are not in the file.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Documentation provided meets lender provided guidelines.	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732197	RCKT2021500845			23072848			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [Redacted], Most Recent Tax Return End Date [Redacted], Tax Return Due Date [Redacted].					Reviewer Comment (2021-09-30): Received required documentation. Cleared. Documentation provided meets lender provided guidelines.	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732202	RCKT2021500875			22687950			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	The file was missing a copy of the CD for new [Redacted] [redacted] loan, evidencing inclusion of escrows.				Reviewer Comment (2021-10-07): Received CD for [Redacted] [redacted] loan. Tax and Insurance where escrowed. Exception cleared. Buyer Comment (2021-10-05): see attached	10/07/2021			1	A		CO	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732203	RCKT2021500879			22688501			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Missing third party verification of the borrower's business, [Redacted].				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines.	09/30/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732203	RCKT2021500879			22688504			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Missing third party verification of the borrower's business, [Redacted].				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines.	09/30/2021			1	A		AZ	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732203	RCKT2021500879			22688511			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Missing third party verification of the borrower's business, [Redacted].				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines.	09/30/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732204	RCKT2021500884			22689161			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	The file was missing copies of the Tax Cert and HOI for property at [Redacted].				Reviewer Comment (2021-09-30): Taxes and HO provided	09/30/2021			1	A		AZ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732204	RCKT2021500884			22692035			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-09-30): Final Title provided - exception cleared	09/30/2021			1	A		AZ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732209	RCKT2021500931			22700049			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal Fee was not disclosed on Loan Estimate. File does not contain a valid COC for this fee, no cure provided at closing.
Reviewer Comment (2021-10-22): Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD

Buyer Comment (2021-10-22): Please see attached proof of the package having been shipped. Please review to clear this condition.

Reviewer Comment (2021-10-21): [Redacted] received PCCD,LOE,check of refund and mailing label.
The detailed LOE will suffice for a corrected CD.
Please provide proof of mailing as the mailing label indicates that the label has been created; however, it has not been picked up for shipping. Exception remains open.

Buyer Comment (2021-10-20): Please see attached corrected CD

Reviewer Comment (2021-10-20): [Redacted] received PCCD,LOE,check of refund and mailing label.
But lender credit amount should be [Redacted] on [Redacted] and [Redacted] of PCCD as currently showing positive amount  on [Redacted] and incorrect amount is showing on page one.
Require proof of delivery as the mailing label indicates that the label has been created; however, it has not been picked up for shipping. Exception remains open.

Buyer Comment (2021-10-19): Please see attached corrected redisclosure package.

Reviewer Comment (2021-10-18): [Redacted] received Corrected PCCD with Lender cure of [Redacted] and Lender Credit of [Redacted] on [Redacted]. However, provided PCCD [Redacted] Cash to Close section shows Lender Credit of [Redacted] instead of [Redacted]. Please provide updated PCCD which reflects Lender Credit [Redacted] on [Redacted] in order to cure this exception.

Buyer Comment (2021-10-15): Please see attached corrected, corrected PCCD curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-13): [Redacted] received PCCD, LOE, copy of refund check and Mailing Label. Lender credit of [Redacted] was given in Final CD now an additional cure of [Redacted] is given but in PCCD the Lender Credit is not increased to ([Redacted] + [Redacted]) in [Redacted] and [Redacted]. Please provide corrected PCCD with LOE and proof of delivery as the mailing label indicates he label has been created; however, it has not been picked up for shipping. Exception remains open.

Buyer Comment (2021-10-13): Please see attached redisclosure package curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-07): [Redacted] received Loan Product Advisor;  however it's dated [Redacted]. Appraisal Fee was added in LE dated [Redacted]. Hence please provide COC for Addition of Appraisal fee [Redacted] or cure documents. Cure consists of Corrected CD, LOE to borrower, proof of mailing and copy of refund check.

Buyer Comment (2021-10-07): Prior to [Redacted], borrower had a PIW with LPA. As noted on the redisclosure history, product was flipped to a manual underwrite which required an appraisal. Therefore no cure is required because the increase was disclosed within [Redacted] of that change.
																			10/22/2021		2	B		GA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732211	RCKT2021500941			22695396			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The provided Verbal verification of employment for the borrower's employment with [Redacted] indicated [Redacted] was the source used to obtain the employer's telephone number, but this document was not in the file for review. The written verification of employment from [Redacted] was conducted more than [Redacted] before consummation.
Reviewer Comment (2021-10-12): Updated verification from [Redacted] provided.

Reviewer Comment (2021-10-04): All of the information provided was for the borrower's previous employment with [Redacted].  [Redacted] verification as referenced as the source used to obtain the employer's phone number used to verbally verify the borrower's employment with [Redacted] on [Redacted] was not provided.  [Redacted] verification in the file was verified on [Redacted] which is more than [Redacted] prior to the Note date of [Redacted].

Buyer Comment (2021-09-30): see attached verification of income and employment
																		10/12/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732212	RCKT2021500960			22697364			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification that appraisal was delivered to borrower at least three days prior to closing was not found in file.				Reviewer Comment (2021-10-05): Appraisal Delivery Waiver was provided. Exception cleared. Buyer Comment (2021-10-04): [Redacted]: Documents attached prove we have a delivery waiver and we provided the appraisal to the client by online delivery.	10/05/2021			1	A		FL	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732214	RCKT2021500993			22696378			Compliance	Compliance	Federal Compliance	ATR/QM Defect	S-Corp Income Documentation Test	Qualified Mortgage (Dodd-Frank [Redacted]): Self-employed income documentation not sufficient (S-Corp).	Tax returns and P&L are not signed.				Reviewer Comment (2021-10-11): Received signed Scorp. Buyer Comment (2021-10-08): Client provided copy of executed 8879-S for [redacted]. This is acceptable documentation in lieu of signed business returns. Regarding the signed P&L, our guidelines do not require that an unaudited P&L be signed.	10/11/2021			1	A		VA	Primary	Refinance - Limited Cash-out GSE		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732214	RCKT2021500993			22696379			Compliance	Compliance	Federal Compliance	ATR/QM Defect	S-Corp Income Documentation Test	Qualified Mortgage (Dodd-Frank [Redacted]): Self-employed income documentation not sufficient (S-Corp).	Tax returns and P&L are not signed.				Reviewer Comment (2021-10-11): Received signed SCorp returned. Buyer Comment (2021-10-08): [Redacted]: Client provide executed 8879-S for business in lieu of signing the business return. Also, Jumbo guidelines do not require unaudited P&Ls to be signed.	10/11/2021			1	A		VA	Primary	Refinance - Limited Cash-out GSE		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215732214	RCKT2021500993			22696381			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM does not match Due Diligence Loan Designation of Non QM.	Tax returns and P&L are not signed.				Reviewer Comment (2021-10-11): Received SCorp return.	10/11/2021			1	A		VA	Primary	Refinance - Limited Cash-out GSE	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215732216	RCKT2021501062			22699002			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	The cover letter indicates the appraisal was sent to the borrower on [Redacted] and there was no indication it was sent electronically. The date received would be the[Redacted] which is not three business days prior to the closing on [Redacted].				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-10-01): see attached appraisal delivery waiver	10/04/2021			1	A		CA	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754503	RCKT2021500056			22599522			Credit	Insurance	Insurance Analysis	Insurance	Insurance address does not match Note address.		Insurance policy reflected the city of [Redacted] versus the Note city of [Redacted].				Reviewer Comment (2021-10-05): Revised policy correctly the mailing address was provided. Exception cleared.	10/05/2021			1	A		AZ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754503	RCKT2021500056			22602044			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Coverage on the title commitment is [Redacted] and the Note amount is [Redacted]. Final Title Policy was not provided.				Reviewer Comment (2021-10-05): Final Title provided with correct coverage amount. Exception cleared.	10/05/2021			1	A		AZ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754505	RCKT2021500074			22601665			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: AUS not provided						Reviewer Comment (2021-10-12): AUS provided. Exception cleared.	10/12/2021			1	A		NC	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754505	RCKT2021500074			22601948			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Survey Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Title - Survey Fee was not disclosed on Loan Estimate. File does not contain a valid COC for this fee, nor evidence of cure. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-08): [Redacted] - As fee was required & ordered by title company, will have no tolerance limitation. Buyer Comment (2021-10-07): [Redacted]: Section C Fees like the Title-Survey Fee are unlimited tolerance fees, because they were ordered and required by a client chosen title company. We are not responsible for the fees charged by this company, and we did not require the fee for which the client was charged.	10/08/2021			1	A		NC	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754505	RCKT2021500074			22602000			Credit	Guideline	Guideline Issue	Guideline	Employment was not verified within [Redacted] of the note date.	-					Reviewer Comment (2021-10-12): Updated verification from TWN provided. Exception cleared.	10/12/2021			1	A		NC	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754508	RCKT2021500099			22607936			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Policy amount on the title commitment was [Redacted] and the Note amount was [Redacted]. A copy of the final title policy was not provided.				Reviewer Comment (2021-10-11): Final title provided covering the amount of the loan, satisfying the exception. Buyer Comment (2021-10-06): Please see the updated title uploaded on [Redacted]. Thank you.	10/11/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754509	RCKT2021500113			22602299			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	The homeowner's insurance declarations page in the file verified an effective date of [Redacted] which is after the consummation date of [Redacted]. Provide a revised homeowner's insurance declaration page or policy verifying coverage in effect at or prior to consummation.	The representative FICO score is above 680. Borrower has been employed in the same industry for more than 5 years. The qualifying DTI on the loan is less than or equal to 35%.	DTI of 30.926% is 14.074% below product max	Owner Owner Owner,Originator
Buyer Comment (2021-10-21): Client has not cited any property damage and RM has not been contacted about this time period. Client has excellent Comp factors.

Reviewer Comment (2021-10-20): Comp factors are as followings.
1. DTI of [Redacted] is [Redacted] below product max

Reviewer Comment (2021-10-20): Lender requested
 Comp factors are as followings.
1. DTI of [Redacted] is [Redacted] below product max
2. Qualifying FICO score of [Redacted], exceeding product minimum by [Redacted] points
3. Over [Redacted] months liquid assets reserves
4. Over [Redacted] years employment with the same employer
																				10/21/2021	2	B		LA	Primary	Purchase		C	B	C	B	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754509	RCKT2021500113			23432967			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	Most Recent Valuation Inspection Date: ___ Disaster End Date: ___ Disaster Name: ___ Disaster Declaration Date: ___	A post disaster inspection was not provided with the loan file.				Reviewer Comment (2021-10-22): Client provided. Exception cleared	10/22/2021			1	A		LA	Primary	Purchase		C	B	C	B	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754510	RCKT2021500150			22632392			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.					Reviewer Comment (2021-10-01): Received business search - exception cleared	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754510	RCKT2021500150			22632423			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM				Reviewer Comment (2021-10-01): Received business search - exception cleared	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754511	RCKT2021500176			22603225			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-05): Legal attachment provided. Exception cleared.	10/05/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754513	RCKT2021500212			22603338			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Insufficient hazard coverage for subject dwelling, no replacement cost estimator could be found in file.				Reviewer Comment (2021-10-12): Replacement Cost Estimator provided showing cost to rebuild is covered by the HOI Policy on file. Buyer Comment (2021-10-07): see attached	10/12/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754514	RCKT2021500216			22613559			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	missing in file				Reviewer Comment (2021-09-20): Received required documentation. Cleared. Buyer Comment (2021-09-17): [Redacted] k-1 is not required as personal returns are on extension and cannot be used to calculate income. [Redacted] K-1 will not assist in qualifying the client in any capacity.	09/20/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754516	RCKT2021500277			22606273			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	RESPA Disclosure Rule: Creditor did not obtain signature on Affiliated Business Arrangement Disclosure.	The Affiliated Business Arrangement Disclosure Statement provided on [Redacted] (within [Redacted] of application date of [Redacted]) was not signed by the borrowers. It is noted that the Affiliated Business Arrangement Disclosure Statement provided on [Redacted] was signed by the borrowers.				Reviewer Comment (2021-09-30): Cleared. Affiliated Business Arrangement provided at application was not signed, however there was a disclosure dated [Redacted] that was signed in the file. Buyer Comment (2021-09-28): [Redacted]: The affiliated business arrangement disclosure was provided in the early disclosure package that was provided to the client on [Redacted] however we cannot force the client to sign any document with the Loan Estimate if they have not yet agreed to the terms of the loan. No signature is required to confirm disclosure to the client.	09/30/2021			1	A		NJ	Primary	Refinance - Rate/Term		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754518	RCKT2021500287			22609649			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___ ___	Missing statement for [Redacted] to verify if escrows are included. If escrows are not included in the mortgage payment, tax and insurance verification is required. Missing tax and insurance verification for [Redacted].				Reviewer Comment (2021-10-05): Tax and Ins bills provided for [Redacted] and [Redacted] provided for [Redacted]. Exception cleared Buyer Comment (2021-10-01): See attached documentation of taxes and insurance for [Redacted] is a co-op and doesn't have taxes and insurance	10/05/2021			1	A		NY	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754519	RCKT2021500292			22607305			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - C-Corp 1120	General QM: Unable to verify current C-Corp status using reasonably reliable third-party records.	Tax returns and P&L are not signed. Business license is missing.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines. Buyer Comment (2021-09-29): [Redacted]: Attached is the 8879C provided for this business return including the clients PIN in place of their signature. Profit/loss documentation is not required to be signed per the provided guidelines provided prior to execution of this trade. Business license is not required as business income is not being used to qualifying.	09/30/2021			1	A		NY	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754519	RCKT2021500292			22607309			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - C-Corp 1120	General QM: Unable to verify C-Corp income using reasonably reliable third-party records.	Tax returns and P&L are not signed. Business license is missing.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines. Buyer Comment (2021-09-29): [Redacted]: Attached is the 8879C provided for this business return including the clients PIN in place of their signature. Profit/loss documentation is not required to be signed per the provided guidelines provided prior to execution of this trade. Business license is not required as business income is not being used to qualifying.	09/30/2021			1	A		NY	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754519	RCKT2021500292			22607311			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - C-Corp 1120	General QM: Unable to verify C-Corp income using reasonably reliable third-party records.	Tax returns and P&L are not signed.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines. Buyer Comment (2021-09-29): [Redacted]: Attached is the 8879C provided for this business return including the clients PIN in place of their signature. Profit/loss documentation is not required to be signed per the provided guidelines provided prior to execution of this trade.	09/30/2021			1	A		NY	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754519	RCKT2021500292			22607312			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - C-Corp 1120	General QM: Unable to verify C-Corp income using reasonably reliable third-party records.	Tax returns and P&L are not signed.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines. Buyer Comment (2021-09-29): [Redacted]: Attached is the 8879C provided for this business return including the clients PIN in place of their signature. Profit/loss documentation is not required to be signed per the provided guidelines provided prior to execution of this trade.	09/30/2021			1	A		NY	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754519	RCKT2021500292			22607326			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan designation failure due to QM failure. This exception will be cleared once all QM specific exceptions have been cured/cleared.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines.	09/30/2021			1	A		NY	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754519	RCKT2021500292			22610710			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule: Creditor did not provide Affiliated Business Arrangement Disclosure to applicant within [Redacted] of application.	Per Evidentiary Document application date is [Redacted]. Disclosure not provided within [Redacted] of that date.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): [Redacted]: The early disclosure package includes the affiliated business disclosure. See the attachment which includes matching barcodes for each document provided with the Initial Loan Estimate.	09/30/2021			1	A		NY	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754519	RCKT2021500292			22610802			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Business license for Twist Visuals not in the file.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income from this business not being used in qualifying. Buyer Comment (2021-09-29): [Redacted]: [Redacted] is not being used for qualifying, therefore no business license is required.	09/30/2021			1	A		NY	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754521	RCKT2021500324			22603897			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	The homeowner's insurance declarations page in the file verified an effective date of [Redacted]; however, note date is [Redacted].				Reviewer Comment (2021-09-30): exception cleared Buyer Comment (2021-09-29): [Redacted]: [Redacted] policy is to require the HOI be effective as of the disbursement date, and the disbursement date was [Redacted], therefore the HOi is acceptable, please clear this condition.	09/30/2021			1	A		MT	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754522	RCKT2021500328			22605128			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Lender to provide the current HOI policy for [Redacted]				Reviewer Comment (2021-10-12): Updated policy provided. Exception cleared	10/12/2021			1	A		MI	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754522	RCKT2021500328			22605861			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The HOI policy shows a policy total of [Redacted], which part of that is for auto insurance. The HOI premium is only [Redacted] and that is the difference.				Reviewer Comment (2021-10-12): PCCD, letter to borrower and proof of mailing provided. Exception cleared.	10/12/2021			1	A		MI	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754524	RCKT2021500386			22666217			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing walls in insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.
Buyer Comment (2021-10-06): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the flood is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition.

Reviewer Comment (2021-10-05): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.

Buyer Comment (2021-10-04): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the walls-in is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition/downgrade this condition.
																				10/06/2021	2	B		FL	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754525	RCKT2021500390			22605375			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		HOI coverage is insufficient by [Redacted]. Provide updated policy reflecting minimum coverage of [Redacted] OR provide copy of insurer's replacement cost estimate supporting current coverage amount. Processor cert in file; however, missing evidence to support the replacement cost amount.				Reviewer Comment (2021-10-12): Cleared. Processor Certification in file dated [Redacted] which states: Spoke with insurance agent [Redacted] who verified the client's dwelling coverage insures the home up to the replacement cost. Buyer Comment (2021-10-05): This property is located in Florida and per Florida Statute 626.9541 HOI providers cannot provide this and cannot amend their policy documentation. This is know in the industry. Please review to clear this condition.	10/12/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754526	RCKT2021500391			22606552			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	Right to Cancel was issued on incorrect form. TILA Right of Rescission - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form. H-9 Form must be used as lender is the same as originating lender.				Buyer Comment (2021-10-01): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			10/01/2021	2	B		CA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754528	RCKT2021500408			22625491			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Replacement Cost Calculator not provided				Reviewer Comment (2021-10-04): Replacement cost estimator provided. Exception cleared. Buyer Comment (2021-10-01): see attached rce	10/04/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754529	RCKT2021500433			22627963			Credit	Asset	Asset Documentation	Asset	Guideline Issue:Insufficient asset documentation.	-	Account [Redacted] only has 1 month bank statement and [Redacted] months is required.				Reviewer Comment (2021-10-04): D1C report provided which verifies a minimum of [Redacted] bank statements for account [Redacted]. Buyer Comment (2021-10-03): please see the asset report attached. we also have the July statement on file as well for a total of [Redacted].	10/04/2021			1	A		TX	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754530	RCKT2021500459			22611642			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Lender's Title Insurance. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A valid Change of Circumstance was not found for the increase in the Title - Lender's Title Insurance increase from [Redacted] to [Redacted] on the Closing Disclosure dated [Redacted]. Although the mortgage amount increased by [Redacted], this would not be a large enough increase for a [Redacted] increase. for this Section B Fee.				Reviewer Comment (2021-09-29): [Redacted] received valid COC document to clear the exception.	09/29/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754532	RCKT2021500469			22626496			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Appraisal notice in file is dated [Redacted], and there is not a document in file stating that appraisal was provided at least [Redacted] prior to closing signed by borrower.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Reviewer Comment (2021-10-07): Received Appraisal Notice is not at least [Redacted] prior to closing singed by borrower. Buyer Comment (2021-10-05): see attached	10/12/2021			1	A		TN	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754533	RCKT2021500470			22631505			Credit	Hazard Insurance	Document Error	Hazard Insurance	Hazard Insurance policy does not list Lender or Servicer and its successors and assigns, per guideline requirements.		HOI policy provide reflects incorrect mortgagee clause. Lender reflected is not lender on Note. Lender to provide updated policy reflecting correct lender.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		VA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754534	RCKT2021500476			22631325			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan designation failure due to QM failure. This exception will be cleared once all QM specific exceptions have been cured/cleared.				Reviewer Comment (2021-10-22): SHQM (APOR)	10/22/2021			1	A		WA	Primary	Purchase	Lender to provide updated ATR/QM status	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754534	RCKT2021500476			22631327			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third-party verification of business not found in file.
Reviewer Comment (2021-10-22): Exception Detail Updated from: General QM: Unable to verify current S-Corp status using reasonably reliable third-party records. ([Redacted],[Redacted] [Redacted] [Redacted] Corp/S-Corp)

Reviewer Comment (2021-10-22): Regraded to EV2-B, income was verified prior to consummation, Employment was verified post close

Reviewer Comment (2021-10-20): Received third party document which is after note date we will not considered.  kindly provide within note date.

Buyer Comment (2021-10-17): [Redacted]: Attached is verification of business license prior to and post close.

Reviewer Comment (2021-09-30): It was not possible to determine the date the Business Entity listing was pulled in order to verify it was timely.  Please provide a certification of the date pulled.  Thanks!

Buyer Comment (2021-09-29): see attached third party verification
																					2	B		WA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754534	RCKT2021500476			22631328			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Third-party verification of business not found in file.
Reviewer Comment (2021-10-22): Employment Verification within the images, unable to confirm date obtained to determine if post close VOE

Reviewer Comment (2021-10-20): Received third party document which is after note date we will not considered.  kindly provide within note date.

Buyer Comment (2021-10-17): [Redacted]: Attached is verification of business license prior to and post close.

Reviewer Comment (2021-09-30): It was not possible to determine the date the Business Entity Verification was pulled in order to verify it was timely.  Please provide a certification of the date pulled.  Thanks!

Buyer Comment (2021-09-29): see attached third party verification
																		10/22/2021			1	A		WA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754534	RCKT2021500476			22631582			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Finance Charge disclosed is [Redacted]. Calculated finance charge is [Redacted]. Variance of [Redacted]. Please supply a revised Closing Disclosure with Correct Finance Charges and/or the closing and signed Itemization Schedule.				Reviewer Comment (2021-09-30): Breakdown provided evidencing portion of seller paid costs. - Exception cleared. Buyer Comment (2021-09-29): see attached CD addendum, if you're still seeing a discrepancy, please provide a breakdown of your calculation	09/30/2021			1	A		WA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754534	RCKT2021500476			22638650			Credit	Missing Document	General	Missing Document	Missing Document: Verification of Non-US Citizen Status not provided		Provide a legible copy of the permanent resident card.				Reviewer Comment (2021-09-30): PRA Card provided - Exception provided. Buyer Comment (2021-09-29): see attached permanent resident card	09/30/2021			1	A		WA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754535	RCKT2021500489			22612394			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Per SMART Guidelines 2 years business tax returns are required.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-09-30): Please review AUS findings. One year is acceptable provided the business has been active for more than [Redacted]. Please see attached cash flow analysis.	10/04/2021			1	A		WA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754536	RCKT2021500531			22630485			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Verified Title Commitment indicates Title Insurance coverage is [Redacted]. Page 451.				Reviewer Comment (2021-10-05): Final Title provided reflecting accurate coverage. Exception cleared.	10/05/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754542	RCKT2021500580			22669390			Credit	Missing Document	General	Missing Document	Missing Document: Cancelled Check(s) not provided		A copy of the cancelled check for the [Redacted] Earnest Money Deposit was not found to verify it was check [Redacted] paid from [Redacted] checking account on [Redacted]. The Purchase Agreement indicates the deposit was to be paid via a wire not a check and the funds are needed in order to verify sufficient funds to close plus the required reserves.				Reviewer Comment (2021-10-11): Cleared. Copy of check [Redacted] matches the D1C report for check cleared of [Redacted] for EMD.	10/11/2021			1	A		WA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754543	RCKT2021500592			22666002			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan designation failure due to QM failure. This exception will be cleared once all QM specific exceptions have been cured/cleared.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines.	09/30/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754543	RCKT2021500592			22666003			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	The file was missing a copy of the required Third Party Verification (CPA letter, business license, etc.) for the Borrowers' SE business, dated within [Redacted] of the Note (FNMA Covid LL).				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Income documentation provided meets lender guidelines. Buyer Comment (2021-09-29): [Redacted]: As has been explained on several trades with [Redacted], the Jumbo Smart product is not subject to the COVID LL overlays. Please review the attachment which is valid proof of self employment for the borrowers business.	09/30/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754544	RCKT2021500595			22664930			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification copy of the final amended appraisal was delivered to borrower was not provided. Missing copy of initial appraisal delivered to borrower, to confirm no increase in value				Reviewer Comment (2021-10-04): Verification of receipt of the appraisal by borrower was provided. Buyer Comment (2021-10-01): See attached documentation of receipt at least [Redacted] prior to closing	10/04/2021			1	A		TX	Primary	Refinance - Rate/Term		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754545	RCKT2021500602			22671178			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		There is a hazard insurance coverage short fall of [Redacted]. The Hazard Insurance Binder reflects Dwelling coverage of [Redacted] and additional [Redacted] in additional coverage for other structures for combined coverage of [Redacted] versus the loan amount of [Redacted]. Evidence of Replacement Cost Coverage or the Insurable value were not provided.				Reviewer Comment (2021-10-05): Received required documentation. Cured.	10/05/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754548	RCKT2021500637			22667875			Property	Property - Appraisal	Appraisal Data Integrity	Property - Appraisal	Appraiser's license or certification was not active at the time of the appraisal.	-	It appears the license was recently renewed however there is no verification of the previous license.				Reviewer Comment (2021-10-07): Received certificate of license history to verify license status and issue date. Exception cleared.	10/07/2021			1	A		TX	Primary	Purchase		C	A	A	A	A	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754549	RCKT2021500651			22680366			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Appraisal indicates HOA is [Redacted] annually. Approval and CD are using [Redacted]. Corrected PCCD was not provided with correct value of property costs.				Reviewer Comment (2021-10-11): [Redacted] received a PCCD correcting total property costs and LOE. Buyer Comment (2021-10-07): see attached Reviewer Comment (2021-10-06): The PCCD did not contain any change to the Property Costs over Year 1 due to HOA dues. In addition, the letter to the borrower indicates the total was previous understated when in fact it was overstated. Exception cannot be cleared.		10/11/2021		2	B		IL	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754549	RCKT2021500651			22682440			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Proposed policy amount on the title commitment was [Redacted]. A copy of the final policy was not provided.				Reviewer Comment (2021-10-08): Title Commitment provided that covers the amount of the loan, satisfying the exception.	10/08/2021			1	A		IL	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754551	RCKT2021500713			22680419			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Subordination Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The Closing Disclosure issued on [Redacted] added a Subordination Fee of [Redacted] which was also reflected on the final Closing Disclosure. A valid Change of Circumstance for the addition of this fee was not provided and a required cure of [Redacted] was not found in the file.
Reviewer Comment (2021-10-07): Provided: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD

Reviewer Comment (2021-10-07): [Redacted] received corrected PCCD, LOE, Copy of check and  shipping label. Tracking indicates the label has been created; however, it has not been picked up for shipping. Proof of mailing is required to cure.

Reviewer Comment (2021-09-29): It was known at application that a second mortgage existed and this fee should have been disclosed on initial LE.  This is a timing violation and a cure for the sub fee should be provide to the borrower.  Exception is still valid.
																			10/07/2021		2	B		AZ	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754552	RCKT2021500715			22677856			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Loan is to be securitized. Secondary valuation is missing.; Sec ID: 2		The Collateral Underwriter Risk Score is greater than [Redacted] and a Collateral Desktop Analysis was not found in the file. It was noted, an invoice for the CDA was found in the file from [Redacted]. However, the actual report was not found.				Reviewer Comment (2021-09-30): CDA provided Buyer Comment (2021-09-29): Please see attached CDA	09/30/2021			1	A		TX	Primary	Refinance - Limited Cash-out GSE		D	A	A	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754553	RCKT2021500730			22681117			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-04): Attachment to the Security Instrument provided. Exception cleared.	10/04/2021			1	A		MI	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683800			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Rental Income Documentation - Schedule E Method Test	Qualified Mortgage (Dodd-Frank [Redacted]): Rental income documentation requirement not met for [Redacted]. Lease Agreement and/or Tax Return not provided.	No lease provided				Reviewer Comment (2021-10-04): Cleared. [Redacted] tax return and transcript provided. Buyer Comment (2021-09-30): attached is the [Redacted] 1040, lease agreements are not required when income is reporting on schedule E	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683801			Compliance	Compliance	Federal Compliance	ATR/QM	Self Employed - Implicit Adherence	Qualified Mortgage (Dodd-Frank [Redacted]): Self Employed borrower's loan file contained tax returns that are not signed/dated, but the loan file contains the tax transcripts to evidence the tax returns were signed/dated at time of submission to the IRS.	Not signed and dated				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided. Buyer Comment (2021-09-30): Tax transcripts are acceptable in lieu of signed tax returns. This exception is not valid.	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683802			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Income and Assets - REO Schedule E Method Test	Ability to Repay (Dodd-Frank [Redacted]): Unable to verify Real Estate Owned income (Schedule E Method). File does not contain most recent year Tax Transcripts, signed and dated 1040's or Schedule E.	Transcripts, tax returns for [Redacted] in file but not signed				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided. Buyer Comment (2021-09-30): tax transcripts are sufficient in lieu of signed 1040's. Please waive this exception	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683803			Compliance	Compliance	Federal Compliance	ATR/QM	NonQM ATR	Ability-to-Repay (Dodd-Frank [Redacted]): General Ability-to-Repay requirements not satisfied.	UTD				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided.	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683804			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM does not match Due Diligence Loan Designation of ATR Fail.	System changed				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided. Buyer Comment (2021-09-30): should be cleared with the other exceptions	10/04/2021			1	A		MA	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754555	RCKT2021500747			22683936			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Employment History - Current Employment Documentation lacks Date Info	Qualified Mortgage (Dodd-Frank [Redacted]): Missing Employment Dates to verify two years current employment.	Dates are input				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided. Buyer Comment (2021-09-30): please clarify what is being requested, borrower provided [Redacted] years tax returns verifying schedule C income and vvoe confirms co-borrower has been employed continuously since [Redacted]	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683937			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Sole Proprietorship Income Documentation Test	Qualified Mortgage (Dodd-Frank [Redacted]): Self-employed income documentation not sufficient (Sole Proprietorship).	Tax returns, transcripts, P & L all provided but taxes not signed				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided. Buyer Comment (2021-09-30): signed tax returns are not required when transcripts are obtained	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754555	RCKT2021500747			22683938			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Employment - Schedule C Test	Ability-to-Repay (Dodd-Frank [Redacted]): Unable to verify current Sole Proprietorship status using reasonably reliable third-party records.	Copy of verification from corporations division in file				Reviewer Comment (2021-10-04): Cleared. [Redacted] 1040 and [Redacted] tax transcript provided. Buyer Comment (2021-09-30): see attached cpa letter verifying self employment	10/04/2021			1	A		MA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754557	RCKT2021500751			22682883			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Mortgage Broker Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Fee amount was increased on [Redacted] without valid change of circumstance or cure to borrower.				Reviewer Comment (2021-09-29): COC provided to satisfy exception. Exception cleared.	09/29/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754562	RCKT2021500824			22694428			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.
Reviewer Comment (2021-10-08): [Redacted] received PCCD and LOE; exception is cured.

Buyer Comment (2021-10-07): HOI premium is [Redacted] + [Redacted] taxes + [Redacted] hoa = [Redacted] which matches the CD previously attached.

Reviewer Comment (2021-10-06): The Estimated Taxes, Ins and Assessments amount on page 1 should reflect [Redacted]. This consists of HO [Redacted] (policy in effect at the time of loan disbursement, [Redacted] HOA and [Redacted] taxes.  This would result in the Estimated Property Costs over Year 1 being [Redacted] on [Redacted] of the final closing disclosure.  Please provide a revised PCCD, letter to Borrower and evidence of mailing.  Thanks!

Buyer Comment (2021-10-05): Please see attached redisclosure package curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-01): No additional documentation provided as of this date.
																			10/08/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754562	RCKT2021500824			22698443			Credit	Hazard Insurance	Document Error	Hazard Insurance	Hazard Insurance policy does not list Lender or Servicer and its successors and assigns, per guideline requirements.		HOI policy provide reflects incorrect mortgagee clause. Lender reflected is not lender on Note. Lender to provide updated policy reflecting correct lender.				Reviewer Comment (2021-10-01): HO policy provided with updated mortgagee clause Buyer Comment (2021-09-30): see attached policy with the requested language	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754562	RCKT2021500824			22698447			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.						Reviewer Comment (2021-10-01): Updated policy term provided Buyer Comment (2021-09-30): policy provided within the other exception is current	10/01/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754564	RCKT2021500859			22696714			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		Missing copy of attached legal description				Reviewer Comment (2021-10-04): Cleared. Legal Description is on [Redacted] of the recorded security instrument. Buyer Comment (2021-09-30): see attached recorded mortgage that includes legal descrption	10/04/2021			1	A		TX	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754567	RCKT2021500902			22696707			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		Guidelines required [Redacted] of reserves which would be [Redacted] Only [Redacted] in reserves have been calculated.				Reviewer Comment (2021-10-12): Included [Redacted] appraisal fee paid POC via credit card. Exception cleared. Buyer Comment (2021-10-08): Please see attached bank statement showing a balance of [Redacted]. Once the down payment is deducted, the remaining funds equal [Redacted] which exceeds the amount required.	10/12/2021			1	A		SC	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754567	RCKT2021500902			22697087			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The difference is with the HOA fees- lender used [Redacted] and using what was on appraisal it came to [Redacted].				Reviewer Comment (2021-10-12): PCCD, letter to borrower and proof of mailing provided. Exception cleared. Buyer Comment (2021-10-09): Please see attached client package containing the UPS label, client letter and CD with corrected year one property costs.	10/12/2021			1	A		SC	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754569	RCKT2021500923			22690670			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	1003/Declarations: F. Are you a co-signer or guarantor on any debt or loan that is not disclosed on this application? reflects Yes. Missing documented and/or does not meet guideline requirements.	-	The declarations section to the loan application indicates the borrower is a co-signer or guarantor on a debt or loan. Verification of the debt and or/documentation should have been obtained to verify the contingent liability does not need to be considered as part of the borrower's monthly debt obligations.				Reviewer Comment (2021-10-12): As per the comment mentioned: The co-signed debt is account with [Redacted] and its documented on credit report. Exception cleared Buyer Comment (2021-10-11): The co-signed debt is the account with [Redacted] and is documented on the credit report. Please review to clear condition.	10/12/2021			1	A		NC	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754570	RCKT2021500929			22691455			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided						Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached legal description rider.	10/11/2021			1	A		MI	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754570	RCKT2021500929			22692755			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Annual hazard insurance premium of [Redacted] was used on the Final CD and 1008 and the actual verified premium paid by the Borrower is [Redacted].				Reviewer Comment (2021-10-08): [Redacted] received updated HOI premium. Buyer Comment (2021-10-06): Please see attached HOI policy supporting the correct premium of [Redacted].	10/08/2021			1	A		MI	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754573	RCKT2021500940			22693927			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A reduced appraisal fee of [Redacted] on [Redacted] LE was disclosed after the previous LE with valid COC disclosed fee as [Redacted]. Unfortunatly, the appraisal fee was [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee after reduction, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-04): [Redacted] has received valid COC for increase in fee. Buyer Comment (2021-10-03): Please see the appraisal service doc attached which confirms a rush fee was added. This is a valid CIC which was approved by the borrower and disclosed in good faith in the required time frame per TRID	10/04/2021			1	A		CA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754576	RCKT2021500954			22694427			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-04): Legal Description provided - exception cleared	10/04/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754576	RCKT2021500954			22698037			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		Only [Redacted] has been verified. EMD was not verified and therefore funds reserves have not been documented				Reviewer Comment (2021-10-07): Provided [Redacted] of business statement and updated. Exception cleared. Buyer Comment (2021-10-05): see [Redacted] of business statements attached Reviewer Comment (2021-10-04): Based on the loan application and AUS, we are missing the documentation of [Redacted] bank statements for [Redacted] account [Redacted]. Please provide to clear the exception. Buyer Comment (2021-10-03): EMD was subtracted from the available assets in [Redacted] and we still have sufficient asset for FTC and reserves.	10/07/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754578	RCKT2021500957			22697159			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	Insurance effective date is same as loan disbursement date of [Redacted].				Reviewer Comment (2021-10-04): Cleared. Received required documentation. Insurance is effective on the date of loan disbursement. Buyer Comment (2021-09-30): This meets guidelines. The HOI effective date is required to be no later than the disbursement date. Regardless of the fact this is a purchase, this meets guidelines. Please review to clear this condition.	10/04/2021			1	A		UT	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754579	RCKT2021500973			22697404			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		HOI coverage is insufficient by [Redacted]. Provide verification of policy with sufficient coverage OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please see attached RCE confirming sufficient coverage.	10/12/2021			1	A		NC	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754582	RCKT2021501026			22697483			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	The H-8 Form was provided to the borrower instead of the H-9 form since this is a refinance by the same lender.				Buyer Comment (2021-10-03): " ""The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts."""			10/03/2021	2	B		CA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754583	RCKT2021501037			22697616			Compliance	Compliance	State Compliance	State Defect	Illinois SB 1894	IL Predatory Lending Database Program (SB 1894) - Certificate of Compliance or Exemption not attached to mortgage for recording.	Not provided.				Reviewer Comment (2021-10-07): Received Certificate of Compliance and updated. Exception cleared. Buyer Comment (2021-10-05): see attached	10/07/2021			1	A		IL	Primary	Refinance - Rate/Term		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754585	RCKT2021501046			22699481			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Missing valid change of circumstance for increase in loan discount points on [Redacted].
Reviewer Comment (2021-10-04): [Redacted] upon further review received valid COC for [Redacted] loan amount change.

Buyer Comment (2021-10-04): see attached change of circumstance document

Reviewer Comment (2021-10-01): [Redacted] upon further review loan amount is increased from last LE to [Redacted] CD however we require valid COC document to reflect the change.

Buyer Comment (2021-10-01): What specifically are you looking for? The loan amount increased from [Redacted] to [Redacted] and discount points remained at [Redacted]. No tolerance violation occurred.

Reviewer Comment (2021-09-30): [Redacted] further review Loan Discount point increased on [Redacted] [Redacted]. However, file does not contain a valid COC or Rate lock conformation within time frame for the fee increased. Please provide a valid COC with additional information for the fee increased on [Redacted] or provide cure documents in order to clear this exception.

Buyer Comment (2021-09-30): discount points were set at [Redacted] of the loan amount and remained consistent at that level after rate lock. They were increased on the initial CD because the loan amount increased as well.
																		10/04/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754586	RCKT2021501048			22697574			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	The following documents were missing for the borrower's self employment [Redacted] [Redacted] business returns or K-1 if applicable for the S-Corp Business. (2) [Redacted] Profit and Loss.
Reviewer Comment (2021-10-14): Extensions provided.  Exception cleared

Reviewer Comment (2021-10-14): Extensions provided - exception cleared

Buyer Comment (2021-10-13): Please see attached extensions for both personal and business for [Redacted]

Reviewer Comment (2021-10-11): Revised:  AUS only requires [Redacted] tax returns.  Application date was [Redacted] which is after the required tax return filing date of [Redacted].  Please provide a copy of the tax return extension for the personal tax returns (1040) and 1120-S for [Redacted] for [Redacted] in order to clear the exception.

Reviewer Comment (2021-10-11): P&L for the year [Redacted] has been received and as per deal doc two years of business tax returns is required hence awaiting for [Redacted] business tax returns.

Buyer Comment (2021-10-06): [Redacted] business returns were not required to be filed yet. Please see the [Redacted] PL used to veerify the income
																		10/14/2021			1	A		MN	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754587	RCKT2021501059			22697988			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] Tolerance Fees were last disclosed as [Redacted] but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-04): CofC provided. Exception cleared. Buyer Comment (2021-10-03): Please see the document attached confirms the fee increased due to the property type change	10/04/2021			1	A		TX	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754587	RCKT2021501059			22697990			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal Fee was last disclosed as [Redacted] but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, no cure provided at closing.				Reviewer Comment (2021-10-04): CofC provided. Exception cleared. Buyer Comment (2021-10-03): Please see the document attached which details the complexity	10/04/2021			1	A		TX	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754588	RCKT2021501060			22698130			Credit	Hazard Insurance	Insufficient Coverage	Hazard Insurance	Hazard insurance coverage amount is insufficient. Coverage amount required to cover the lesser of the Replacement Cost or the Loan amount per guidelines.	Coverage: ___; Extended Replacement Coverage: ___; Loan Amount: ___; Cost New: ___	HOI coverage is insufficient by [Redacted]. Provide verification of policy with sufficient coverage OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-10-04): Replacement Cost Estimator provided. Exception cleared. Buyer Comment (2021-10-03): see attached	10/04/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215754588	RCKT2021501060			22700098			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Finance Charge disclosed is [Redacted] Calculated finance charge is [Redacted]. Variance of [Redacted].
Reviewer Comment (2021-10-14): Received required documentation. Cleared.

Buyer Comment (2021-10-13): Please see attached redisclosure package curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-06): The [Redacted] portion of the Third Party Processing Fee paid by the lender was already considered and disclosed as such on [Redacted] of the final closing disclosure.  Based on the final CD, the total fee was [Redacted] of which the lender paid [Redacted] and the borrower paid [Redacted].  This was not considered when calculation the finance charge.  Exception cannot be cleared.

Buyer Comment (2021-10-05): CD addendum attached confirms that fee was excluded from testing as it was covered by an interest rate paid credit

Reviewer Comment (2021-10-04): The [Redacted] Third Party Processing Fee was not utilized in the FC calculation on the final CD utilized in our analysis.  The [Redacted] Review Fee was utilized on the final CD not utilized in our analysis.  The FC on the final CD is under disclosed by [Redacted].

Buyer Comment (2021-10-03): see attached

Buyer Comment (2021-10-03): Please see attached
																		10/14/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754589	RCKT2021501061			22698821			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	The recording fee was increased to from [Redacted] to [Redacted] on the final Closing Disclosure without a valid Change in Circumstance. A tolerance cure is required and provided on the final Closing in the amount of [Redacted] for this [Redacted] tolerance fee.				Reviewer Comment (2021-10-13): [Redacted] : Sufficient Cure Provided at closing Buyer Comment (2021-10-12): A [Redacted] tolerance cure was listed in the lender credit section of the CD Reviewer Comment (2021-10-04): No documentation has been provided as of this date.	10/13/2021			1	A		AL	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754589	RCKT2021501061			22698822			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Pest Inspection Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A Pest Inspection Fee was not disclosed on Loan Estimate and was added in Section C on the final Closing Disclosure. A valid change in circumstance was not found. . A tolerance cure is required in the amount of [Redacted].
Reviewer Comment (2021-10-22): Fee was moved to proper section LOE and PCCD provided.

Reviewer Comment (2021-10-22): [Redacted] received PCCD dated [Redacted] along with the LOX. However the PCCD provided is post [Redacted] from closing hence we require True and Certified Final Settlement Statement.

Buyer Comment (2021-10-21): See attached redisclosure package showing the fee moved to Section H.

Reviewer Comment (2021-10-13): No documentation provided as of this date

Reviewer Comment (2021-10-05): If this fee is for optional for the consumer, which they chose to have, the fee belongs in Section H which would then exclude from testing. As the fee was disclosed in Section C, the fee is tested as a lender-required fee, albeit selected by the borrower. If required by the lender, they will need to show how consumer had the ability to shop for this fee when it was added to the final CD on the day of closing. As stated above, if optional and a corrected PCCD is issued with an LOE to move the fee from Section C to H, the tolerance exception can be cleared, otherwise a cure is required to borrower.

Buyer Comment (2021-10-04): The pest inspection was a requirement set by the buyer in section 13(b) of the purchase contract. It was not imposed by the lender, but by the borrower by signing the purchase contract.

Reviewer Comment (2021-10-04): Pest Inspection fee is not a Title Fee and it was not disclosed on Final LE, the question is whether the Pest Inspection fee  added at closing is a lender required fee or not. If this fee is for optional  for the consumer, which they chose to have, the fee belongs in Section H which would then exclude from testing. As the fee was disclosed in Section C, the fee is tested as a lender-required fee, albeit selected by the borrower. If required by the lender, they will need to show how consumer had the ability to shop for this fee when it was added to the final CD on the day of closing. As stated above, if optional and a corrected PCCD is issued with an LOE to move the fee from Section C to H, the tolerance exception can be cleared, otherwise a cure is required to borrower.

Buyer Comment (2021-10-01): section C fees are not subject to tolerance. Please cancel this exception
																			10/22/2021		2	B		AL	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754589	RCKT2021501061			22698823			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Survey Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A Survey Fee was not disclosed on Loan Estimate and was added in Section C on the final Closing Disclosure. A valid change in circumstance was not found. . A tolerance cure is required in the amount of [Redacted].
Reviewer Comment (2021-10-22): [Redacted] received attestation, exception cleared.

Reviewer Comment (2021-10-22): [Redacted] received PCCD dated [Redacted] along with the LOX. However the PCCD provided is post [Redacted] from closing hence we require True and Certified Final Settlement Statement.

Buyer Comment (2021-10-21): See attached redisclosure package showing the fee with a title designation. Please consider this comment as an attestation: The client chosen title company required a survey fee, and the lender did not require the fee. This fee should be tested as an unlimited tolerance fee as all other Section C client chosen title company fees should be charged.

Reviewer Comment (2021-10-13): No documentation provided as of this date

Reviewer Comment (2021-10-04): [Redacted] is unable to determine from the file whether the lender or title company required the survey. If the lender required the survey fee then a cure is due to the borrower. If the borrower-chosen service provider further outsourced the Survey Fee, an attestation or comment on exception from the seller is needed. The attestation/letter should confirm that the service was outsourced by the borrower-chosen provider. This attestation would allow us to test the fee under the no tolerance category with the understanding that the new fee added on the CD was imposed by a provider through which the borrower indirectly selected.

Buyer Comment (2021-10-01): section C fees are not subject to tolerance. Please cancel this exception
																		10/22/2021			1	A		AL	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215754589	RCKT2021501061			22705955			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Provided Prior to Date Performed	ECOA Valuations Rule (Dodd-Frank [Redacted]): Date valuation provided to applicant is prior to the date when valuation was performed. Unable to determine compliance with appraisal timing requirements.	The Acknowledgement of Receipt of Appraisal Report indicates the borrower acknowledged receipt of the appraisal on or before [Redacted]. The effective date of the appraisal was not until [Redacted] with a report date of [Redacted]. It was noted the borrower also signed a disclosure "Borrower Appraisal Disclosure" on [Redacted], but the appropriate box was not checked indicating whether or not the borrower waived rights to have a minimum of three business days.				Buyer Comment (2021-10-21): The client was provided the appraisal within regulation, and the appraisal disclosure confirms the client received a copy of the appraisal. Reviewer Comment (2021-10-13): No documentation provided as of this date Reviewer Comment (2021-10-04): No documentation provided as of this date			10/21/2021	2	B		AL	Primary	Purchase		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851818	RCKT2021500024			22851182			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The Final Closing Disclosure page 4 reflects Non-Escrowed Property Cost over Year 1 of [Redacted]. The Appraisal reflects annual HOA dues as [Redacted]. No additional documentation found in file to reconcile this discrepancy.				Reviewer Comment (2021-10-18): PCCD with HOA correction on [Redacted] and [Redacted], letter to borrower, proof of mailing provided. Exception cleared. Buyer Comment (2021-10-15): Please see attached client package and review to clear condition.	10/18/2021			1	A		OR	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851818	RCKT2021500024			22851184			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] fees will only re-baseline if the cumulative total of fees exceed [Redacted]. On this loan, the recording fee increased by less than [Redacted] on [Redacted] from [Redacted] to [Redacted] then to [Redacted] on [Redacted] and [Redacted] fess will not re-baseline to increased fee. The final increase of fee to [Redacted] requires [Redacted] cents cure based on initial baseline of [Redacted].
Reviewer Comment (2021-10-19): [Redacted] has received corrected PCCD, copy of refund check, proof of mailing and LOE to borrower.

Buyer Comment (2021-10-18): See attached closing disclosure and review to clear condition.

Reviewer Comment (2021-10-18): [Redacted] has received screenshot of Section J reflecting cure, howevr the PCCD provided do not reflect any such cure mentioned under Section J. We would request you to kindly provide the correct PCCD from which the screenshot was provided instead of only the screenshot.

Buyer Comment (2021-10-18): Both the CD and the client letter reflect the [Redacted] credit and check back to the client.  Please review to clear condition.

Reviewer Comment (2021-10-18): [Redacted] received PCCD, copy of check, LOE and proof of mailing. However, PCCD received do not reflect the cure amount of [Redacted] being disclosed under Section J inner column neither do the LOE specify anything about the cure. Hence, kinldy provide an updated PCCD and LOE to the borrower reflecting the cure.

Buyer Comment (2021-10-15): Please see attached client package and check copy and review to clear condition.
																			10/19/2021		2	B		OR	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851819	RCKT2021500051			22848923			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Flood Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.
Buyer Comment (2021-10-12): [Redacted] is a client service focused company that chooses to disclose the Flood Insurance separately from the Homeowner's insurance in an effort to provide greater visibility to our clients.

Reviewer Comment (2021-10-11): Walls In Insurance disclosed in "Other" section. Regraded to EV2-B as the Walls In Ins is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.

Buyer Comment (2021-10-07): [Redacted] is a client service focused company that chooses to disclose the Flood Insurance separately from the Homeowner's insurance in an effort to provide greater visibility to our clients. Please downgrade this exception.
																				10/12/2021	2	B		FL	Second Home	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851823	RCKT2021500188			22849270			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-11): Provided Legal description. Exception cleared.	10/11/2021			1	A		IA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851824	RCKT2021500199			22853413			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan failed points and fees testing. Additional documentation such as rate sheet must be reviewed to determine if points are bona fide.				Reviewer Comment (2021-10-15): Received updated pricing indicating the undiscounted rate was [Redacted]. Exception cleared. Buyer Comment (2021-10-14): Please see the attached explanation and calculation. Reviewer Comment (2021-10-12): Please provide the rate sheet for review. Buyer Comment (2021-10-07): Waterfall condition	10/15/2021			1	A		MN	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851824	RCKT2021500199			22853415			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).	Loan failed points and fees testing. Additional documentation such as rate sheet must be reviewed to determine if points are bona fide.				Reviewer Comment (2021-10-15): Received updated pricing indicating the undiscounted rate was [Redacted]. Exception cleared. Buyer Comment (2021-10-14): Please see the attached explanation and calculation. Reviewer Comment (2021-10-12): Please provide the rate sheet for review. Buyer Comment (2021-10-07): Please see attached QM findings showing points and fees within tolerance.	10/15/2021			1	A		MN	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851825	RCKT2021500245			22855813			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	This loan is a QM Fail due to incomplete income documentation.				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		CA	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851825	RCKT2021500245			22859037			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Employment - S-Corp	General QM: Unable to verify current S-Corp status using reasonably reliable third-party records.	Acceptable third party verification of the business within [Redacted] of closing was not found as required.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): [Redacted]: We are providing a letter from the accountant stating they prepare financial statements for the clients business, and extension documentation for the clients various tax returns.	10/11/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851825	RCKT2021500245			22859042			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	1. Third Party Verification of the borrower's business was not found as required. 2. The application date was after [Redacted] and [Redacted] business tax returns or the tax return extension was not found in the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): [Redacted]: We are providing a letter from the accountant stating they prepare financial statements for the clients business, and extension documentation for the clients various tax returns.	10/11/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851826	RCKT2021500247			22851215			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Walls In Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.
Buyer Comment (2021-10-06): As a client service based organization we ensure that the Homeowners insurance field as listed on [Redacted] of the CD reflects only homeowners insurance, and the other column will be used to denote any other products. We take the position Walls-In insurance does not cover the dwelling, and if the client so chooses they can review [Redacted] of the CD which discloses all types of insurance covered.

Reviewer Comment (2021-09-15): Regraded to EV2-B as the Walls In Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.
																				10/06/2021	2	B		NY	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851832	RCKT2021500467			22853442			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.		The Title Commitment reflects the mortgage amount as [Redacted] versus [Redacted].				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): See attached updated title and review to clear condition.	10/14/2021			1	A		FL	Primary	Purchase		B	A	B	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851834	RCKT2021500504			22855621			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.	The Final Title Policy Amount of ___ is less than the note amount of ___ based on the ___ in file.					Reviewer Comment (2021-09-30): Revised title commitment provided with sufficient coverage. Buyer Comment (2021-09-29): Please see attached confirming sufficient coverage.	09/30/2021			1	A		MA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851836	RCKT2021500511			22853939			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.		Hazard Insurance Policy for the subject property expires less than [Redacted] after closing; however, no evidence provided to confirm renewal term or amount.				Reviewer Comment (2021-10-21): We have received Renewed Hazard Insurance Policy, hence, document associated and details updated as per the document. Exception Cleared Buyer Comment (2021-10-19): Please see attached declarations page. Reviewer Comment (2021-10-12): No documentation provided as of this date.	10/21/2021			1	A		TX	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851836	RCKT2021500511			22853941			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-10-14): Updated title policy provided that covers the full loan amount. Buyer Comment (2021-10-14): Please see attached title policy.	10/14/2021			1	A		TX	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851836	RCKT2021500511			22863041			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	The file is missing copies of the [Redacted] Tax Return Extensions for the both the Borrower and Co-Borrower K-1 income				Reviewer Comment (2021-10-12): [Redacted] 1040 tax return extension provided. Exception cleared. Buyer Comment (2021-10-08): Please see the attached [Redacted] tax extension.	10/12/2021			1	A		TX	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851841	RCKT2021500632			22857182			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Total premium for hazard insurance on subject is [Redacted]. Non-Escrowed Property Costs over Year 1 should be [Redacted] versus [Redacted].
Reviewer Comment (2021-10-19): PCCD, Letter to borrower and proof of mailing provided.  Exception cleared.

Buyer Comment (2021-10-18): Please see attached client package with PCCD corrected, client letter and [Redacted] Label and review to clear condition.

Reviewer Comment (2021-10-11): The total premium is [Redacted] as shown on [Redacted] of the homeowner's policy.  This included a [Redacted] Surplus Contribution.  Documentation is needed to verify this is a one time fee in order to exclude from the premium calculation.  Based on information found, [Redacted] is a member owned insurance company and these surplus premiums are required for the first five years of membership.
																		10/19/2021			1	A		NJ	Second Home	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851842	RCKT2021500638			22853146			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-11): Provided Legal description. Exception cleared. Buyer Comment (2021-10-07): Please see attached legal description to clear exception.	10/11/2021			1	A		GA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851843	RCKT2021500650			22854371			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Hazard Policy indicates coverage of [Redacted] with Extended Coverage as Unknown. Valid Exception for Shortfall.				Reviewer Comment (2021-10-14): RCE provided showing the insurance coverage exceeds the cost to rebuild the property, satisfying the exception.	10/14/2021			1	A		CO	Primary	Refinance - Cash-out - Other		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851843	RCKT2021500650			22855703			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	Profit and Loss Statement was not located in the file.				Reviewer Comment (2021-10-13): Cleared. P&L not required for secondary loss from self employment. Buyer Comment (2021-10-11): A profit and loss statement is not required when qualifying with the bottom line loss	10/13/2021			1	A		CO	Primary	Refinance - Cash-out - Other		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851843	RCKT2021500650			22856005			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule: Creditor did not provide Affiliated Business Arrangement Disclosure to applicant within [Redacted] of application.	Within [Redacted]. Timing appears to be off due to Holiday.				Reviewer Comment (2021-10-13): Received required documentation. Cleared.	10/13/2021			1	A		CO	Primary	Refinance - Cash-out - Other		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851847	RCKT2021500694			22865816			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The new refinance mortgage statement with New Res Account with payment of [Redacted] was not found in the file.				Reviewer Comment (2021-10-07): Received mortgage statement and updated. Exception cleared.	10/07/2021			1	A		NC	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851849	RCKT2021500741			22945421			Compliance	Compliance	Federal Compliance	TRID	TRID Zero Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Collateral Desktop Analysis. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Sufficient or excess cure was provided to the borrower at Closing.	no valid change of circumstance is provided to support cure of [Redacted].				Reviewer Comment (2021-09-17): Sufficient Cure Provided At Closing		09/17/2021		1	A		CA	Primary	Refinance - Rate/Term	Final CD evidences Cure	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851849	RCKT2021500741			22945489			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Will Have Escrow - Initial Escrow Payment By All Parties	TILA-RESPA Integrated Disclosure - Loan Disclosures: Final Closing Disclosure provided on [Redacted] disclosed an Initial Escrow Payment that includes both borrower and non-borrower paid amounts.	Erroneous- the amount matches on page 4 of [Redacted], which includes an amount of [Redacted] paid by other.				Buyer Comment (2021-10-14): Regulation 1026.38(i)(7)(i)(A)(3) & (g)(3) require disclosure of the full amount paid regardless of who paid it. Reviewer Comment (2021-10-13): [Redacted] reviewed exception. Exception is already graded EV2. Buyer Comment (2021-10-11): Reg Z 1026.38(l)(7)(i)(A)(3) & (g)(3) require disclosure of the full amount paid regardless of whether its paid by the borrower. The amounts are disclosed correctly			10/14/2021	2	B		CA	Primary	Refinance - Rate/Term	Letter of Explanation & Corrected Closing Disclosure	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851850	RCKT2021500757			22957738			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	The hurricane insurance should be reflected under Insurance versus other under the estimated taxes, insurance and assessment in the projected payment section
Buyer Comment (2021-10-12): [Redacted] is a client service focused company that chooses to disclose the Flood Insurance separately from the Homeowner's insurance in an effort to provide greater visibility to our clients.

Reviewer Comment (2021-10-08): SFA reveiw requirements indicate Flood insurance should be disclosed with the insurance portion of [Redacted], Please provide PCCD and LE to complete testing.

Buyer Comment (2021-10-07): [Redacted] is a client service focused company that chooses to disclose the Flood Insurance separately from the Homeowner's insurance in an effort to provide greater visibility to our clients. Please downgrade this exception.

Reviewer Comment (2021-09-21): Disclosed as Other EV2 formatting issue per OC
																				10/12/2021	2	B		HI	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851851	RCKT2021500769			22940530			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] fees will only re-baseline if the cumulative total of fees exceed [Redacted]. On this loan, the recording fee increased by less than [Redacted] on [Redacted] from [Redacted] to [Redacted] and [Redacted] fees will not re-baseline to increased fee. The final increase of fee to [Redacted] requires [Redacted] cure based on initial baseline of [Redacted].				Reviewer Comment (2021-10-13): [Redacted] received Corrected PCCD, Letter of Explanation and payment history." Buyer Comment (2021-10-12): Please see the PCCD uploaded. Principal reduction added to the loan for the cure.		10/13/2021		2	B		TX	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851853	RCKT2021500802			22941552			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Mortgage statement to verify escrows are included in the mortgage payment for [Redacted] is illegible. Need a clear copy of statement and verification of tax amount if escrows are not included.				Reviewer Comment (2021-10-04): Received required documentation. Cleared. Buyer Comment (2021-09-30): Please see the mortgage statement just uploaded.	10/04/2021			1	A		MD	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851856	RCKT2021500819			22940782			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The mortgage statement with [redacted] and the 1007 market rents or lease was missing for [Redacted].				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached 1007 for this property. Also please see attached CD for this property as it was a recent purchase. Therefore no lease agreement is required only the 1007. Please review to clear this condition.	10/12/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851856	RCKT2021500819			22968216			Credit	Loan Package Documentation	Loan File	Missing Document	Missing Document: Hazard Insurance Policy not provided		The HOI policy for the subject property [Redacted] was not found in the file.
Reviewer Comment (2021-10-14): Updated HOI policy for subject property has been provided, satisfying the exception.

Buyer Comment (2021-10-12): Please see attached correct dec page.

Reviewer Comment (2021-10-12): Hazard insurance provided on [Redacted] was for [Redacted]. Hazard insurance for [Redacted] has not been provided.

Reviewer Comment (2021-10-11): Updated Hazard Insurance provided for the subject property however there is still shortfall of  [Redacted]. The referenced Declarations Page is not for the subject property. Please provide updated insurance policy or RCE showing the coverage is sufficient.

Buyer Comment (2021-10-06): Please see attached Dec Page
																		10/14/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851856	RCKT2021500819			22968857			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	A rental lease or the 1007 market rents for the investment property was missing from the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached 1007 for this property. Also please see attached CD for this property as it was a recent purchase. Therefore no lease agreement is required only the 1007. Please review to clear this condition.	10/11/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851856	RCKT2021500819			22968858			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - REO [Redacted] Method	General QM: Unable to verify Real Estate Owned income ([Redacted] Method) using reasonably reliable third-party records.	A rental lease or the 1007 market rents for the investment property was missing from the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached 1007 for this property. Also please see attached CD for this property as it was a recent purchase. Therefore no lease agreement is required only the 1007. Please review to clear this condition.	10/11/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851861	RCKT2021500844			22969942			Credit	Borrower and Mortgage Eligibility	Mortgage / Program Eligibility	Borrower and Mortgage Eligibility	Missing Document: Note - Subordinate Lien not provided		HELOC agreement for subordinate lien is missing.
Reviewer Comment (2021-10-13): Copy of the HELOC Agreement provided.  Exception cleared.

Buyer Comment (2021-10-12): Please see attached HELOC note and review to clear condition.

Reviewer Comment (2021-10-11): The documentation provided was the Subordination Agreement of which we already had.  Please provide a copy of the original HELOC Agreement as required per FNMA Guidelines.  Guidelines provided to [Redacted] indicate to defer to FNMA Credit Guidelines if the particular issue is not addressed in the Jumbo Guidelines.

Buyer Comment (2021-10-08): Please see attached subordination agreement and review to clear condition.
																		10/13/2021			1	A		UT	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851862	RCKT2021500848			22949073			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] appraisal fee was disclosed on Loan Estimate. while closing Disclosure was [Redacted]. File does not contain a valid COC for this fee, cure provided at closing..
Reviewer Comment (2021-09-30): Change in Circumstances provided.  Exceptions are cleared.

Buyer Comment (2021-09-29): This was already explained. The fee increased on [Redacted] because the final inspection was ordered. Please re-read previous comments.

Reviewer Comment (2021-09-29): [Redacted] received COC dated [Redacted] indicating fee increased on [Redacted] due to complexity but on [Redacted] the appraisal fee was increased to [Redacted] and also have COC for the same but the COC does not explain why the appraisal fee was increased on [Redacted] so we need valid COC for increased in appraisal fee on [Redacted] which can explain why the fee was increased or cure required along with PCCD, LOE, Proof of mailing and copy of refund check.

Buyer Comment (2021-09-29): Please see attached CIC's for 2 separate increases to the appraisal fee. The first is for the appraiser requesting an additional fee due to the complexity of the property and scope of work required to complete the report. The second is for when the final inspection was ordered as there were repairs needed to be made. Once the borrower informed the repairs were completed, the inspection was ordered and the fee disclosed.
																		09/30/2021			1	A		CA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851868	RCKT2021500881			23014625			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Non-escrowed Property Costs over Year 1 should reflect [Redacted] for the amount of Estimated property costs over year 1 for non-escrowed accounts. This was based on HOA dues in the amount of [Redacted]. Final CD is using [Redacted].				Reviewer Comment (2021-10-08): [Redacted] received a PCCD correcting non escrowed property costs and LOE. Buyer Comment (2021-10-06): Please see attached redisclosure package curing the issue.		10/08/2021		2	B		MD	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851870	RCKT2021500890			22943196			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded with the security instrument was not provided in file.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): See attached legal description and review to clear condition.	10/14/2021			1	A		UT	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851870	RCKT2021500890			22943882			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Evidence of cure or reason for valid COC was not provided.				Reviewer Comment (2021-10-14): Cleared. Data input error. Buyer Comment (2021-10-13): See attached response and review to clear condition.	10/14/2021			1	A		UT	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851871	RCKT2021500930			22954633			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		There is no evidence of Legal Description attached to and recorded with Security Instrument.				Reviewer Comment (2021-10-08): Separate and recordable legal description has been provided to satisfy the exception.	10/08/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851871	RCKT2021500930			22954822			Credit	Legal / Regulatory / Compliance	Title / Lien Defect	Legal / Regulatory / Compliance	Final Title Policy is missing. No evidence of title in file.		There is no evidence of Title Policy in the file.				Reviewer Comment (2021-10-08): Preliminary title provided, however there coverage of [Redacted] creating a short fall of [Redacted]. Please provide a title policy that matches or exceeds loan amount.	10/08/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851871	RCKT2021500930			23184001			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.		Title provided has insufficient coverage creating a shortfall of [Redacted]. Please provide an updated policy that matches or exceeds the loan amount.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Reviewer Comment (2021-10-08): Title provided has insufficient coverage creating a shortfall of [Redacted]. Please provide an updated policy that matches or exceeds the loan amount.	10/14/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851871	RCKT2021500930			23184007			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Title provided has insufficient coverage creating a shortfall of [Redacted]. Please provide an updated policy that matches or exceeds the loan amount.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Reviewer Comment (2021-10-08): Title provided has insufficient coverage creating a shortfall of [Redacted]. Please provide an updated policy that matches or exceeds the loan amount.	10/14/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851877	RCKT2021500981			22945118			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.					Buyer Comment (2021-10-08): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			10/08/2021	2	B		CT	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851878	RCKT2021500986			22948009			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Borrower Social Security award letter missing . No documentation of current receipt.				Reviewer Comment (2021-09-30): Cleared. Social Security income verified using tax returns which is acceptable. Buyer Comment (2021-09-29): Social security income was documented using tax returns. An award letter is an alternative acceptable piece of documentation, but not required per our guidelines.	09/30/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851881	RCKT2021501001			22946866			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		HOI coverage is insufficient by [Redacted]. Provide verification of policy with sufficient coverage OR provide copy of insurer's replacement cost estimate supporting current coverage amount.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached. This property is in [Redacted] and per [Redacted] Statute 626.9541 HOI providers do not provide RCE's nor are they able to edit the verbiage on declaration pages and all associated documentation with respect to RCE's. This is known in the industry. Please review to clear this condition.	10/12/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851881	RCKT2021501001			22946900			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-10-21): Updated title commitment provided with correct coverage. Exception cleared. Buyer Comment (2021-10-20): Please see attached updated title commitment. Reviewer Comment (2021-10-11): The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.	10/21/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851881	RCKT2021501001			22947165			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] fees will only re-baseline if the cumulative total of fees exceed [Redacted]. On this loan, the recording fee increased by less than [Redacted] on [Redacted] from [Redacted] to [Redacted] and [Redacted] fess will not re-baseline to increased fee. The final increase of fee to [Redacted] requires [Redacted] cure based on initial baseline of [Redacted].				Reviewer Comment (2021-10-12): Cleared. Lender provided revised PCCD reflecting a principal reduction of [Redacted] and transaction history provided to support reduction. Reviewer Comment (2021-10-12): [Redacted] received LOE, corrected PCCD dated [Redacted], Shipping label however Please provide copy of check to cure the Exception. Buyer Comment (2021-10-11): Please see attached redisclosure package curing the issue.	10/12/2021			1	A		FL	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851883	RCKT2021501004			22986398			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The verbal verification of employment within [Redacted] of Note date was not found in the file. The only one found in the file is dated [Redacted] and loan closed on [Redacted].				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): see attached screenshot confirming borrower is currently employed	09/30/2021			1	A		UT	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851884	RCKT2021501008			22986636			Credit	Asset	Asset Calculation / Analysis	Asset	Guideline Requirement: Available for Reserves discrepancy.		Borrowers are short of reserves.				Reviewer Comment (2021-10-01): Cleared. Data input error. Buyer Comment (2021-09-28): Total assets are [Redacted], in excess of the required funds to close of [Redacted], [Redacted] EMD, and [Redacted] in reserves.[Redacted] from the wire transfers, [Redacted] from [Redacted], [Redacted] from [Redacted], [Redacted] from [Redacted], [Redacted] from [Redacted], [Redacted] from [Redacted] and [Redacted] from [Redacted].	10/01/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851886	RCKT2021501017			22989143			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Waiver Less than 3 Days From Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Borrower provided appraisal waiver less than [Redacted] prior to consummation.	Borrower attested had previously signed waiver but document is not in the file.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): See attached appraisal delivery waiver	09/30/2021			1	A		CA	Primary	Refinance - Cash-out - Other		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851888	RCKT2021501024			22947372			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Loan failed points and fees testing. Additional documentation such as rate sheet must be reviewed to determine if points are bona fide.				Reviewer Comment (2021-10-14): SHQM Reviewer Comment (2021-10-12): Undiscounted rate price was [Redacted]. Discount charged was [Redacted]. Therefore, [Redacted] ([Redacted]) was excludable. Title, - Lender's Title Insurance was paid to Lender Affiliate per the final CD, not shown on the lender's affiliated fees on the QM Findings Report. Exception cannot be cleared. Buyer Comment (2021-10-08): Waterfall condition	10/14/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851888	RCKT2021501024			22947373			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).	Loan failed points and fees testing. Additional documentation such as rate sheet must be reviewed to determine if points are bona fide.
Reviewer Comment (2021-10-14): Using [Redacted] Undiscounted Price methodology, a portion of the discount points are excludable and QM fees do not exceed [Redacted].

Buyer Comment (2021-10-12): Initial exception stated an overage of [Redacted], reviewer comment states there is an excludable amount of [Redacted], which brings this below [Redacted].

Reviewer Comment (2021-10-12): Undiscounted rate price was [Redacted].  Discount charged was [Redacted].  Therefore, [Redacted] ([Redacted]) was excludable.  Title, - Lender's Title Insurance was paid to Lender Affiliate per the final CD, not shown on the lender's affiliated fees on the QM Findings Report.  Exception cannot be cleared.

Buyer Comment (2021-10-08): Please see the attached QM Points and fees document showing within limits.
																		10/14/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851889	RCKT2021501038			22947727			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Tax Service Fee (Life Of Loan). Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	File is missing valid change circumstance for [Redacted] increase for Tax Service Fee and no cure was provided to borrower for increase.
Reviewer Comment (2021-10-15): [Redacted] has received valid COC (CIC date: [Redacted]for increase in Tax Service Fee.

Reviewer Comment (2021-10-08): [Redacted] agree the tax service fee is typically a loan amount based fee. The fee is not disclosed on any COC and also file does not contain valid COC for the fee increased. Please submit a copy of the COC explaining this fee change or provide evidence of the needed cure (PCCD, LOE, refund check, etc.).

Buyer Comment (2021-10-07): The loan amount change is the valid change of circumstance. The fee is based on the loan amount as stated previously. To my knowledge this issue is normally resolved with this explanation. Please clarify specifically what is needed.

Reviewer Comment (2021-10-04): [Redacted]: Agreed Loan amount increased but no COC available for the same. Please provide a valid COC for increase of Tax Service Fee (Life Of Loan) on [Redacted] dated LE or provide cure. Cure consists of corrected CD, LOE to borrower, proof of mailing, and copy of refund check.

Buyer Comment (2021-10-04): The Life of Loan Tax Service fee is [Redacted] + [Redacted] for every [Redacted] loan amount over [Redacted]. The [Redacted] increase took place because the loan amount increased from [Redacted] to [Redacted], pushing it into the next [Redacted] amount for a total of [Redacted].
																		10/15/2021			1	A		CT	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851892	RCKT2021501055			22948549			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.					Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): see attached appraisal delivery waiver	09/30/2021			1	A		FL	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215851894	RCKT2021501081			22961273			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Lender's Title Insurance. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Title - Lender's Title Insurance Fee was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-07): [Redacted] Recieved COC which shows the change in the fee with a valid reason. Buyer Comment (2021-10-07): Please see attached CIC for the increase to the title policy. The loan amount increased which increased the fee. Please review to clear this condtion.	10/07/2021			1	A		FL	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215851894	RCKT2021501081			22961274			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Transfer Tax. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Transfer Tax Fee was last disclosed as [Redacted] on LE but disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-07): [Redacted] Recieved COC which shows the change in the fee with a valid reason. Buyer Comment (2021-10-06): Please see attached CIC for the increase to the transfer tax. The loan amount increased therefore the taxable amount of the difference between the new loan amount and the old loan amount increased. Please review to clear this condition.	10/07/2021			1	A		FL	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215855904	RCKT2021501009			22947938			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.					Buyer Comment (2021-10-08): "The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts."			10/08/2021	2	B		AZ	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215855909	RCKT2021501095			22949399			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	A valid Change of Circumstance was not provided for the final lender credit of [Redacted] versus [Redacted] disclosed on the initial Loan Estimate.				Reviewer Comment (2021-09-29): COC was provided to confirm reductions of lender credits. Exception cleared. Buyer Comment (2021-09-29): Please see attached CIC for both the decrease to the LPC and increase to the LDP. The borrowr selected a lower rate. Please review to clear this condition.	09/29/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215855909	RCKT2021501095			22949400			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A valid Change of Circumstance was not provided for the addition of the discount points on [Redacted]. Loan was locked on [Redacted].				Reviewer Comment (2021-09-29): [Redacted] received COC dated [Redacted], hence after review exception was cleared. Buyer Comment (2021-09-29): Please see attached CIC for both the decrease to the LPC and increase to the LDP. The borrowr selected a lower rate. Please review to clear this condition.	09/29/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859294	RCKT2021500002			22881870			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.					Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		WA	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859299	RCKT2021500017			22863386			Credit	1003	Document Error	1003	Borrower(s) is not a U.S. Citizen, and the guideline required documentation was not provided.	-	Documentation to confirm borrower is legally allowed in US was not provided.				Reviewer Comment (2021-10-11): Unexpired I-797A's were in the file for the borrower and co-borrower. Exception cleared. Buyer Comment (2021-10-08): Both of the clients' unexpired I-797As are in the file. They are complete and both have each respective client's I-94.	10/11/2021			1	A		WA	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859299	RCKT2021500017			22865615			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] tolerance was exceeded by [Redacted] due to increase of recording fee. No valid COC provided, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-22): [Redacted] has received corrected PCCD, copy of refund check, proof of mailing and LOE to borrower.

Buyer Comment (2021-10-22): see attached proof of shipping and review to clear condition.

Reviewer Comment (2021-10-20): [Redacted] received corrected PCCD, LOE, Copy of check and shipping label. Tracking indicates the label has been created; however, it has not been picked up for shipping. Proof of mailing is required to cure

Buyer Comment (2021-10-20): Please see attached client package with UPS label, client letter and PCCD corrected along with a coy of the check.  Review to clear condition.

Reviewer Comment (2021-10-11): [Redacted] received Changed Circumstance on [Redacted] indicating Recording fee increased. No justification was provided for the fee increased. Please provide valid COC with additional information as to why the fee increased on [Redacted] [Redacted] from [Redacted] or cure is required in order to clear this exception.

Buyer Comment (2021-10-11): See attached CIC and review to clear condition.

Reviewer Comment (2021-10-11): No documentation provided as of this date.
																			10/22/2021		2	B		WA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859300	RCKT2021500026			22860596			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The difference was due to the [Redacted] monthly HOA Dues not reflected on the appraisal or other documentation in the file.				Reviewer Comment (2021-10-18): PCCD, letter to borrower and evidence of mailing provided. Exception cleared.	10/18/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859301	RCKT2021500032			22863317			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	The H06 policy should have been reflected in the Homeowner's on page 1 in the Estimated Taxes. Insurance & Assessments versus in the "other" section. In addition, the H06 policy should have been reflected in the Homeowner's Insurance lines in Section F and G of page 2 versus as Walls In Insurance.
Buyer Comment (2021-10-15): This is correctly disclosed as a more consumer friendly method. As there is not a traditional hazard insurance policy, the walls in is disclosed as a separate line item for better visibility for the consumer

Reviewer Comment (2021-10-13): [Redacted] reviewed exception. Exception has previously been downgraded to EV2-B.

Buyer Comment (2021-10-11): This is correctly disclosed as a more consumer friendly method. As there is not a traditional hazard insurance policy, the walls in is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition.

Reviewer Comment (2021-09-16): Walls in coverage disclosed under "Other".  Exception regraded to EV2-B.
																				10/15/2021	2	B		IL	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859305	RCKT2021500048			22862592			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	A verbal verification of employment for [Redacted] employment with [Redacted] dated within [Redacted] of the Note date [Redacted] was not provided. The verbal verification of employment in the file was dated [Redacted].				Reviewer Comment (2021-10-05): Received screen shot from lenders LOS indicating the underwriter updated the VVOE. Exception cleared. Buyer Comment (2021-10-04): Please see attached confirming the VOE recert was completed on [Redacted]. Please review to clear this condition.	10/05/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859311	RCKT2021500063			22862755			Compliance	Compliance	Federal Compliance	Missing Required Data (other than HUD-1 or Note)	Payoff Statement Missing	Missing Payoff Statement: Unable to determine if a prepayment penalty was included in the pay-off which may impact high cost findings.
Reviewer Comment (2021-10-13): Borrower paid off a recently opened loan with [Redacted].  Per the Loan Statement in the file, this was a mortgage as it reflects the language taxes disbursed and escrow balance.   Although the property address is not completed in its entirety, it reflects [Redacted] and zip code of [Redacted] which is the same as of the subject.  The statement indicates the loan was opened/posted on [Redacted].  Although the title commitment does not reflect the lien, the effective date is [Redacted] and it cannot be verified that the lien was not on the subject due to a recording time lag.  However, the amount paid at closing was the exact same amount as on the mortgage statement.  Therefore, this would be sufficient proof there was no prepayment penalty involved at the time of closing.

Buyer Comment (2021-10-12): Payoff statement is not required as the property was previously free and clear.
																		10/13/2021			1	A		HI	Primary	Refinance - Cash-out - Other		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859311	RCKT2021500063			22862756			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The amount included on the final Closing Disclosure for property taxes was [Redacted] from the AUS versus [Redacted] as shown on the Tax Certificate in the file. The Estimated Property Costs over Year 1 should be [Redacted] versus [Redacted].				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): Please see the attached updated closing disclosure with corrected taxes. Reviewer Comment (2021-10-13): No documentation provided as of this date.	10/14/2021			1	A		HI	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859311	RCKT2021500063			22862757			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	The Right to Rescind Form H-9 should have been utilized as this is a same lender refinance. The disclosure found in the file was form H-8.				Buyer Comment (2021-10-12): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			10/12/2021	2	B		HI	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859311	RCKT2021500063			22862795			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] tolerance was exceeded by [Redacted] due to an increase in the Section B Title Fees. Provide a post close Closing Disclosure reflecting the tolerance cure in the amount of [Redacted], a copy of refund check, proof of delivery and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-13): Cure for [Redacted] is within tolerance. Reviewer Comment (2021-10-13): No documentation provided as of this date.	10/13/2021			1	A		HI	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859312	RCKT2021500066			22863798			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	Missing Document: Purchase Agreement / Sales Contract not provided		Purchase agreement/Sales Contract ([Redacted]) provided is not legible.				Reviewer Comment (2021-10-11): PA received. Exception cleared. Buyer Comment (2021-10-08): Please see the attached legible purchase agreement.	10/11/2021			1	A		FL	Primary	Purchase		D	A	D	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859313	RCKT2021500069			22862784			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Documentation in the file does not verify that borrower was provided appraisal [Redacted] prior to closing. There is an appraisal notice however there is no document to verify receipt by the borrower.				Reviewer Comment (2021-10-12): Appraisal Delivery Waiver provided. Buyer Comment (2021-10-08): Please see attached appraisal delivery waiver to clear exception.	10/12/2021			1	A		CA	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859314	RCKT2021500072			22869132			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs don't match and both significantly exceed Guidelines	General QM: The DTIs calculated in accordance with the Lenders Guidelines of [Redacted] and based on 1026.43(e) of [Redacted] significantly exceed the guideline maximum of [Redacted]. (DTI Exception requires compelling compensating factors to consider regrading to EV2-B.)	[Redacted] dissolution filing date of [Redacted] is post application date of [Redacted] and [Redacted] 1065 Schedule K does not indicate 'Final K-1'; income loss used in qualifying as well as audit testing for Safe Harbor QM.				Reviewer Comment (2021-10-13): Cleared. Borrower is a wage earner. FNMA does not require losses from secondary employment to be used in qualifying. Additionally, this business has been dissolved. Buyer Comment (2021-10-11): Please see the attached [Redacted] guideline indicating business losses do not need to be included in ratios if we are qualifying with W2 income which is the case on this loan, additional guidelines show if a business is dissolved we do not need to include the loss in ratios. Documentation was previously provided with evidence of the dissolution.	10/13/2021			1	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859314	RCKT2021500072			22869135			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Safe Harbor QM (APOR) used for audit testing.				Reviewer Comment (2021-10-13): Cleared. Borrower is a wage earner. FNMA does not require losses from secondary employment to be used in qualifying. Additionally, this business has been dissolved. Buyer Comment (2021-10-11): waterfall condition	10/13/2021			1	A		NJ	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859314	RCKT2021500072			22869330			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.						Reviewer Comment (2021-10-13): Cleared. Per insurance Coverage A Plus will pay the full cost of repair or replacement without deduction for depreciation even if that cost exceeds the amount shown on the Declarations Page. Buyer Comment (2021-10-11): Please see attached HOI policy showing inclusion of Coverage A Plus which is guaranteed replacement cost.	10/13/2021			1	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859314	RCKT2021500072			22869359			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor Guidelines Violation	General QM: Based on the loan failing one or more guideline components, the loan is at QM risk.	[Redacted] dissolution filing date of [Redacted] is post application date of [Redacted] and [Redacted] 1065 Schedule K does not indicate 'Final K-1'; income loss used in qualifying as well as audit testing for Safe Harbor QM.				Reviewer Comment (2021-10-13): Cleared. Borrower is a wage earner. FNMA does not require losses from secondary employment to be used in qualifying. Additionally, this business has been dissolved. Buyer Comment (2021-10-11): Please see the attached [Redacted] guideline indicating business losses do not need to be included in ratios if we are qualifying with W2 income which is the case on this loan, additional guidelines show if a business is dissolved we do not need to include the loss in ratios. Documentation was previously provided with evidence of the dissolution.	10/13/2021			1	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859315	RCKT2021500073			22862957			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The Title Policy Amount on the Title Commitment in the amount of [Redacted] is less than the loan amount of [Redacted].				Reviewer Comment (2021-10-11): Title documentation provided that shows coverage is the same as the loan amount, satisfying the exception.	10/11/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859315	RCKT2021500073			22863069			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Hazard Insurance documentation was not provided for the REO [Redacted].
Reviewer Comment (2021-10-13): Insurance for [Redacted] - The 1040's does not reflect an exact address match for this property.  Property A reflects [Redacted].  The taxes were documented for this property.  Since the amount matches almost exactly the amount on Schedule E that is written off, it would be a general assumption this is in fact the Landfair property.  Lender used a higher amount than what was on Schedule E so based on the current DTI of this loan and the amount already used, and the fact rental income was not used, this would be a non-issue not verifying that was the property in order to document HO insurance.

Buyer Comment (2021-10-12): 1040 states [Redacted] which is the property at [Redacted]. Theschedules following confirm its a rental home and detail the depreciation. The client only owns 2 rentals and the other is also detailed on the sched E. We are confident property detailed under column A of the 1040 is [Redacted].

Reviewer Comment (2021-10-11): Revised comment:  [Redacted] is not reflected on the [Redacted] 1040 Schedule E. It is noted that there is a property reflected as [Redacted], however, this would be insufficient to document hazard insurance for [Redacted].  Rental income for this property was not used in qualifying.

Reviewer Comment (2021-10-11): [Redacted] is not reflected on the [Redacted] 1010 Schedule E.  It is noted that there is a property reflected as [Redacted], however, this would be insufficient to document hazard insurance for [Redacted].

Buyer Comment (2021-10-06): Please review the 1040 schedule E which verifies the information
																		10/13/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859316	RCKT2021500080			22863616			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Title commitment reflects a loan amount of [Redacted] and actual loan amount is [Redacted].				Reviewer Comment (2021-10-18): Final Title Policy provided with correct coverage. Exception cleared. Buyer Comment (2021-10-15): Please see the attached title policy with proper coverage.	10/18/2021			1	A		CO	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859319	RCKT2021500085			22863249			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded with the security instrument was not provided in file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please see attached legal description to clear exception.	10/11/2021			1	A		NJ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859322	RCKT2021500117			22882209			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-08): Final Title policy provided with coverage that exceeds the loan amount, satisfying the exception. Buyer Comment (2021-10-07): Please see attached copy of the final title policy with coverage matching the note amount.	10/08/2021			1	A		TX	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859322	RCKT2021500117			22882373			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Borrower was not provided a copy of each valuation [Redacted] prior to consummation				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please see attached appraisal delivery waiver.	10/11/2021			1	A		TX	Primary	Purchase		C	A	C	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859324	RCKT2021500124			22881250			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	A written Verification of Employment, year end paystubs or other documentation should have been obtained to break out the borrower's [Redacted] and [Redacted] commission/bonus earnings. The borrower's YTD paystub indicates he receives additional other earnings (Award for Excellence Trip, Restricted Stock) Therefore, it is not possible to determine what "other" earnings may be included in the [Redacted] and [Redacted] W2's. This is needed in order to support an average of commission/bonus earnings in the monthly amount of [Redacted].				Reviewer Comment (2021-10-11): Received Verification of Employment and updated AUS. Exception cleared. Buyer Comment (2021-10-06): Please see the attached [Redacted] report, figures were updated to solely include the base salary and commission income that were broken apart for [Redacted] and [Redacted]. Provided a copy of the AUS findings with the updated income, DTI is still within limits.	10/11/2021			1	A		CO	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859326	RCKT2021500138			22863644			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-11): Provided Legal description. Exception cleared. Buyer Comment (2021-10-07): Please see attached legal description to clear exception.	10/11/2021			1	A		MD	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859327	RCKT2021500139			22865540			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The rider for Exhibit A was not found in the file.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-12): Please see the attached Legal description for the subject property	10/14/2021			1	A		NJ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859327	RCKT2021500139			22866383			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Hazard policy has a short fall of [Redacted].				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): Please see the attached replacement cost estimator.	10/14/2021			1	A		NJ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859328	RCKT2021500155			23018050			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The Verbal Verification of Employment provided within [Redacted] of closing and dated [Redacted] does not contain the source used to obtain the employer's phone number. The prior VVOE completed directly by the employer on [Redacted] contained a different telephone number for the same individual.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): See attached screenshot showing the correct phone number was used. The form was wrong.	09/30/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859331	RCKT2021500172			22870649			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Loan is to be securitized. Secondary valuation is missing.; Sec ID: 2		The file was missing the secondary valuation, required on all securitized loans.				Reviewer Comment (2021-10-18): Received required documentation. Cleared. CDA value was [Redacted] which is within lender's [Redacted] tolerance and is acceptable. Buyer Comment (2021-10-14): Full CDA is now attached for review, thank you! Reviewer Comment (2021-10-14): All that was uploaded was 1 blank page. Could you please re-upload the CDA for review. Thanks! Buyer Comment (2021-10-13): Please see the attached CDA for this loan.	10/18/2021			1	A		NC	Primary	Purchase		D	A	A	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859332	RCKT2021500173			22867938			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Valid change of circumstance was not provided for increase in Recording fee and no cure was provided to borrower. It is unknown what event occurred on [Redacted] to allow for increased Recording fee.
Reviewer Comment (2021-10-11): Sufficient documentation received.  Exception cleared.

Reviewer Comment (2021-10-11): [Redacted] received Title invoice along with comment "The document shows the property was in a trust which requires deeds "which is a valid reason however we require this comment to reflect on COC in order to clear the exception.

Buyer Comment (2021-10-08): [Redacted]: See the attached early title commitment, this title commitment has an invoice dated [Redacted] which is the date we received the completed document. The document shows the property was in a trust which requires deeds at closing so that we can close outside of the trust.
																		10/11/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859333	RCKT2021500174			22865522			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): Please see attached final title policy and review to clear condition.	10/13/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859333	RCKT2021500174			22865534			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-13): Received required documentation. Cleared.	10/13/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859334	RCKT2021500181			22870315			Credit	Credit	Miscellaneous	Credit	Miscellaneous Credit (Non-Material):		Final Title was provided to verify first lien position. However, the only copy of the Subordination Agreement in the file indicates it is a "Draft" and the current lien amount reflects [Redacted] versus [Redacted] as reflected in the Modification Agreement in file.				Reviewer Comment (2021-10-11): Corrected subordinate agreement provided. Exception cleared. Buyer Comment (2021-10-08): Please see attached subordination agreement and review to clear condition.	10/11/2021			1	A		NC	Primary	Refinance - Limited Cash-out GSE		B	A	B	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859335	RCKT2021500194			22864906			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule: Creditor did not provide Affiliated Business Arrangement Disclosure to applicant within [Redacted] of application.	Affiliated Business Arrangement is dated and signed on [Redacted].				Reviewer Comment (2021-10-11): Provided Internal Screenshot shows the application date is [Redacted] and client signed and dated the disclosure on the same day. Exception cleared. Buyer Comment (2021-10-07): As exception stated client signed and dated the disclosure on [Redacted], attached internal screenshot shows the application date is the same day as when the disclosure was signed.	10/11/2021			1	A		FL	Primary	Refinance - Limited Cash-out GSE		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859336	RCKT2021500195			22865702			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	It appears that LE/CD were issued on [Redacted], [Redacted], [Redacted], [Redacted] and [Redacted] but not provided for review. It is unknown if tolerance violation is valid without LE/CD listed above.
Reviewer Comment (2021-10-21): [Redacted] received LE issued on [Redacted], [Redacted] and [Redacted] and Valid COC dated [Redacted] and  in COC reflecting on [Redacted] and [Redacted] No  LE/CD was disclosed only Interest rate Disclosure is provided.

Buyer Comment (2021-10-20): These LE's do not exist. This CIC occured on [Redacted] and were disclosed on the [Redacted] LE which has been provided. This is all that is needed to remedy this issue.

Also, Please note that the CIC document we provide specifies which disclosure accompanies each CIC. Notice the LE's being requested for various CIC's clearly state that only an interest rate disclosure was sent to the consumer. This is beause an LE or CD was not needed. Please review to clear this condition as sufficient documentation and explanation has been provided.

Reviewer Comment (2021-10-20): We are still in need of the LE's dated [Redacted] and [Redacted].  These LE's are required in order to further review this exception.

Buyer Comment (2021-10-20): See attached Recording Fee CIC.  Fee increased due to the property type changing form a SFR to a PUD thus requiring a rider and additional fees to record.  Please review to clear condition.

Reviewer Comment (2021-10-19): [Redacted] has now received COC multiple times but the LE/CD dated [Redacted] and [Redacted] is still not provided. Exceptions to be reviewed on  receipt of the remaining LE/CD's.

Reviewer Comment (2021-10-18): Unfortunately, we still have not received the LE's for [Redacted] and [Redacted].  We have multiple copies of the other LE's that were provided on [Redacted] and multiple Interest Rate Disclosure for [Redacted] and [Redacted].  However, the LE's are not present.

Buyer Comment (2021-10-15): See previously uploaded LE's for [Redacted] and [Redacted] and review to clear condition.

Reviewer Comment (2021-10-13): Received LE's issued on [Redacted], [Redacted] and [Redacted].  Still need the LE's that were issued on [Redacted] and [Redacted].  Exceptions cannot be reviewed until receipt of the remaining LE's.

Buyer Comment (2021-10-12): Please see attached redisclosure packages with the dates requested and review to clear condition.
																		10/21/2021			1	A		TN	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859336	RCKT2021500195			22865703			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	It appears that LE/CD were issued on [Redacted], [Redacted], [Redacted], [Redacted] and [Redacted] but not provided for review. It is unknown if tolerance violation is valid without LE/CD listed above.
Reviewer Comment (2021-10-21): [Redacted] received LE issued on [Redacted], [Redacted] and [Redacted] and Valid COC dated [Redacted]. COC reflecting on [Redacted] and [Redacted] No  LE/CD was disclosed only Interest rate Disclosure is provided.

Reviewer Comment (2021-10-20): We are still in need of the LE's dated [Redacted] and [Redacted].  These LE's are required in order to further review this exception.

Reviewer Comment (2021-10-19): [Redacted] has now received COC multiple times but the LE/CD dated [Redacted] and [Redacted] is still not provided. Exceptions to be reviewed on  receipt of the remaining LE/CD's.

Reviewer Comment (2021-10-18): Unfortunately, we still have not received the LE's for [Redacted] and [Redacted].  We have multiple copies of the other LE's that were provided on [Redacted] and multiple Interest Rate Disclosure for [Redacted] and [Redacted].  However, the LE's are not present.

Reviewer Comment (2021-10-13): Received LE's issued on [Redacted], [Redacted] and [Redacted].  Still need the LE's that were issued on [Redacted] and [Redacted].  Exceptions cannot be reviewed until receipt of the remaining LE's.

Buyer Comment (2021-10-12): Please see attached redisclosure packages with the dates requested and review to clear condition.
																		10/21/2021			1	A		TN	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859336	RCKT2021500195			22865704			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Lender's Title Insurance. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	It appears that LE/CD were issued on [Redacted], [Redacted], [Redacted], [Redacted] and [Redacted] but not provided for review. It is unknown if tolerance violation is valid without LE/CD listed above.
Reviewer Comment (2021-10-20): [Redacted] has received correct LE and COC for fee increase

Buyer Comment (2021-10-20): See attached title policy CIC.  Loan amount increased causing an in crease to the title policy fees.  Please review to clear condition.

Reviewer Comment (2021-10-19): [Redacted] has now received COC multiple times but the LE/CD dated [Redacted] and [Redacted] is still not provided. Exceptions to be reviewed on  receipt of the remaining LE/CD's.

Reviewer Comment (2021-10-18): Unfortunately, we still have not received the LE's for [Redacted] and [Redacted].  We have multiple copies of the other LE's that were provided on [Redacted] and multiple Interest Rate Disclosure for [Redacted] and [Redacted].  However, the LE's are not present.

Buyer Comment (2021-10-15): See previously uploaded LE's for [Redacted] and [Redacted] and review to clear condition.

Reviewer Comment (2021-10-13): Received LE's issued on [Redacted], [Redacted] and [Redacted].  Still need the LE's that were issued on [Redacted] and [Redacted].  Exceptions cannot be reviewed until receipt of the remaining LE's.

Buyer Comment (2021-10-12): Please see attached redisclosure packages with the dates requested and review to clear condition.
																		10/20/2021			1	A		TN	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859336	RCKT2021500195			22865705			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Transfer Tax. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	It appears that LE/CD were issued on [Redacted], [Redacted], [Redacted], [Redacted] and [Redacted] but not provided for review. It is unknown if tolerance violation is valid without LE/CD listed above.
Reviewer Comment (2021-10-21): [Redacted] received LE issued on [Redacted], [Redacted] and [Redacted] and Valid COC dated [Redacted] & [Redacted] and  in COC reflecting on [Redacted] and [Redacted] No  LE/CD was disclosed only Interest rate Disclosure is provided.

Buyer Comment (2021-10-20): These LE's do not exist. This CIC occured on [Redacted] and were disclosed on the [Redacted] LE which has been provided. This is all that is needed to remedy this issue.

Also, Please note that the CIC document we provide specifies which disclosure accompanies each CIC. Notice the LE's being requested for various CIC's clearly state that only an interest rate disclosure was sent to the consumer. This is beause an LE or CD was not needed. Please review to clear this condition as sufficient documentation and explanation has been provided.

Reviewer Comment (2021-10-20): We are still in need of the LE's dated [Redacted] and [Redacted].  These LE's are required in order to further review this exception.

Buyer Comment (2021-10-20): See attached Transfer tax CIC.  Transfer taxes increase as a result of the loan amount increasing from [Redacted] to [Redacted].  review to clear condition..

Reviewer Comment (2021-10-19): [Redacted] has now received COC multiple times but the LE/CD dated [Redacted] and [Redacted] is still not provided. Exceptions to be reviewed on  receipt of the remaining LE/CD's.

Reviewer Comment (2021-10-18): Unfortunately, we still have not received the LE's for [Redacted] and [Redacted].  We have multiple copies of the other LE's that were provided on [Redacted] and multiple Interest Rate Disclosure for [Redacted] and [Redacted].  However, the LE's are not present.

Buyer Comment (2021-10-15): See previously uploaded LE's for [Redacted] and [Redacted] and review to clear condition.

Reviewer Comment (2021-10-13): Received LE's issued on [Redacted], [Redacted] and [Redacted].  Still need the LE's that were issued on [Redacted] and [Redacted].  Exceptions cannot be reviewed until receipt of the remaining LE's.

Buyer Comment (2021-10-12): Please see attached redisclosure packages with the dates requested and review to clear condition.
																		10/21/2021			1	A		TN	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859340	RCKT2021500208			22872185			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		Verification of payment of [Redacted] EMD was not provided				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): [Redacted]: EMD is marked clearly on the two attached bank statements which are also in [Redacted] loan file. Please review transactions on [Redacted] of both accounts and clear this condition.	10/11/2021			1	A		NY	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859340	RCKT2021500208			22873718			Credit	Asset	Asset Calculation / Analysis	Asset	Available for Closing is insufficient to cover Cash From Borrower.		Verification of payment of [Redacted] EMD was not provided				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): [Redacted]: EMD is marked clearly on the two attached bank statements which are also in [Redacted] loan file. Please review transactions on [Redacted] of both accounts and clear this condition.	10/11/2021			1	A		NY	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859340	RCKT2021500208			22873763			Credit	Asset	Asset Documentation	Asset	Guideline Issue:Insufficient asset documentation.	-	Required [Redacted] of statements to use assets.				Reviewer Comment (2021-10-11): Cleared. FNMA only requires most recent statement for brokerage accounts. Buyer Comment (2021-10-06): [Redacted] b3-4.3-01 states " The lender must determine the value of the asset (net of any margin accounts) by obtaining either the most recent monthly or quarterly statement from the depository or investment firm; or a copy of the stock certificate, accompanied by a newspaper stock list that is dated as of or near the date of the loan application." Please clear this condition	10/11/2021			1	A		NY	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859342	RCKT2021500233			22884059			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-08): Final title policy with coverage that matches loan amount has been provided, satisfying the exception.	10/08/2021			1	A		MA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859343	RCKT2021500234			22871006			Credit	Asset	Asset Documentation	Asset	Guideline Issue:Insufficient asset documentation.	-	[Redacted] of the [Redacted] Checking account ending [Redacted] were not provided for review.				Reviewer Comment (2021-10-13): Funds now not needed now that the [Redacted] is sourced. Exception cleared. Buyer Comment (2021-10-12): Bank account not needed to qualify. Ending balance was [Redacted]; client had sufficient remaining assets if bank account was removed.	10/13/2021			1	A		NY	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859343	RCKT2021500234			22871050			Credit	Missing Document	General	Missing Document	Missing Document: Source of Funds/Deposit not provided		A source of funds and deposit receipt are missing for the Earnest Money Deposit in the amount [Redacted]. Receipt documentation was provided but is illegible.				Reviewer Comment (2021-10-13): Evidence of EMD clearing account (previously deposited as part of the gift) provided. Exception cleared. Buyer Comment (2021-10-12): See attached bank statement and wire receipt. EMD came from an Israeli bank account. Transaction activity is in shekels, but was converted to USD. Wire receipt shows client's name as well as name of chosen escrow company as recipient.	10/13/2021			1	A		NY	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859343	RCKT2021500234			22871311			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	The Flood Insurance should be reflected under "Insurance" versus "Other" under the Estimated Taxes, Insurance and Assessments in the Projected Payments Section.
Buyer Comment (2021-10-13): This is correctly disclosed as a more consumer friendly method. The flood insurance is disclosed as a separate line item for better visibility for the consumer.

Reviewer Comment (2021-10-13): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.

Buyer Comment (2021-10-12): This is correctly disclosed as a more consumer-friendly method. As there is not a traditional hazard insurance policy, the flood is disclosed as a separate line item for better visibility for the consumer. Please review to clear this condition. Please downgrade this to a grade 2.
																				10/13/2021	2	B		NY	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859343	RCKT2021500234			22872156			Credit	Asset	Asset Calculation / Analysis	Asset	Available for Closing is insufficient to cover Cash From Borrower.		Documentation for receipt of the Earnest Money Deposit in the amount of [Redacted] is illegible and the source of funds was not provided for review.				Reviewer Comment (2021-10-13): Evidence of EMD paid from borrower's account provided. Exception cleared Buyer Comment (2021-10-12): Document showing source of funds for EMD and wire receipt to escrow provided.	10/13/2021			1	A		NY	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859343	RCKT2021500234			22872171			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.		Documentation for receipt of the Earnest Money Deposit in the amount of [Redacted] is illegible and the source of funds was not provided for review.				Reviewer Comment (2021-10-13): Evidence of EMD paid out of borrower's account. Exception cleared Buyer Comment (2021-10-12): Doc with bank statement showing source of EMD and wire receipt to escrow provided.	10/13/2021			1	A		NY	Primary	Purchase		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859346	RCKT2021500251			22866678			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		The policy in the file reflects coverage of [Redacted]. The mortgage amount on this transaction was [Redacted] and there is no evidence of replacement coverage or insurable value.				Reviewer Comment (2021-10-12): Updated HOI policy with higher coverage amount [Redacted] plus an additional [Redacted]. This exceeds the cost to rebuild the home, satisfying the exception. Buyer Comment (2021-10-07): Please see attached RCE letter of explanation from the agent and the updated HOI policy showing coverage of [Redacted].	10/12/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859352	RCKT2021500317			22871338			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-13): Final Title provided - Exception cleared	10/13/2021			1	A		NJ	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859354	RCKT2021500321			22877715			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Documentation was not provided to confirm Borrower's receipt of appraisal prior to consummation.				Buyer Comment (2021-10-14): Acknowledged as non-material Reviewer Comment (2021-10-12): The screenshot provided does not confirm borrower's receipt of the appraisal. The Appraisal Notice reflects that the borrower was provided the copy of the appraisal on [Redacted] and the Note date was [Redacted]. Buyer Comment (2021-10-07): Please see the attached internal screenshot showing the appraisal value was discussed with the client on [Redacted], confirming the delivery of the document prior to [Redacted] before closing.			10/14/2021	2	B		IL	Primary	Purchase		B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859355	RCKT2021500322			22881362			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The tax certification for [Redacted] was not found in the file.				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		NY	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859359	RCKT2021500339			22874648			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	[Redacted] Processing fee was not included in client's finance charges.				Reviewer Comment (2021-10-18): PCCD, letter to borrower, proof of mailing and copy of check provided. Exception cleared. Buyer Comment (2021-10-15): Please see the attached redisclosure package sent to the client curing the issue in the amount of [Redacted].	10/18/2021			1	A		CA	Primary	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859360	RCKT2021500340			22874248			Credit	Insurance	Insurance Analysis	Insurance	Insurance address does not match Note address.		The city on the Hazard Insurance was [Redacted] and the city on the Note was [Redacted].				Reviewer Comment (2021-10-13): Exception cleared since Sandy Springs and Atlanta cities can be used interchangeably as they are the same. Buyer Comment (2021-10-11): Please see attached screenshot on public records showing the cities can be used interchangeably, they are one in the same.	10/13/2021			1	A		GA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859362	RCKT2021500343			22874699			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Preliminary title policy list proposed loan amount less than original loan amount. Final title not documented in file listing correct coverage.				Reviewer Comment (2021-10-14): Final Short Form Title has been provided satisfying the exception.	10/14/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859362	RCKT2021500343			22875152			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The total amount of [Redacted] includes [Redacted] of HOA fees and there is no documentation in file to verify HOA dues. The correct amount should be [Redacted].				Reviewer Comment (2021-10-14): PCCD, letter to borrower and proof of mailing received. Exception cleared.	10/14/2021			1	A		CA	Primary	Refinance - Rate/Term	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859364	RCKT2021500359			22869894			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.						Reviewer Comment (2021-10-13): Cleared. Letter from insurance company with replacement cost figure received. Buyer Comment (2021-10-13): Please see the attached email chain with HOI agent who confirmed the amount determined by the replacement cost estimator was [Redacted] which matches the dwelling amount. Dwelling coverage is sufficient.	10/13/2021			1	A		AL	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859364	RCKT2021500359			22869908			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	Supporting documentation for receipt of Trust Income and to verify a minimum of 3yr continuance of income.				Reviewer Comment (2021-10-13): Received Letter/Affidavit from the Trustee which confirms all the income details, verified and updated. Exception cleared. Buyer Comment (2021-10-11): Please see the letter from previous loan with us showing the trust is permanent and will continue into the future. As well as the current trust document showing the trust is projected to increase year over year.	10/13/2021			1	A		AL	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859367	RCKT2021500369			22876036			Compliance	Compliance	State Compliance	State Defect	Nevada Home Loan (Property Insurance Exceeds Replacement Value)	Nevada Home Loan: Property insurance exceeds the replacement value of the property.	Dwelling coverage is [Redacted] and the replacement value of the property is [Redacted].				Reviewer Comment (2021-10-11): HOI document on file has coverage amount that exceeds cost rebuild subject property, satisfying the exception. Buyer Comment (2021-10-05): Please review to clear this condition as it is not valid. The HOI policy states that it covers replacement cost. While the appraiser provides an independant opinion, the borrower can select coverage to which they determine sufficient.	10/11/2021			1	A		NV	Primary	Purchase		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859367	RCKT2021500369			22876039			Compliance	Compliance	Federal Compliance	TRID	TRID Zero Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Sufficient or excess cure was provided to the borrower at Closing.	ERRONEOUS: Lead to override. Changed circumstance in file for increase for appraisal. System is not reflecting a tolerance cure, however this exception cannot be removed.				Reviewer Comment (2021-09-14): Sufficient Cure Provided At Closing		09/14/2021		1	A		NV	Primary	Purchase	Final CD evidences Cure	B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859369	RCKT2021500373			22879861			Credit	Asset	Asset Documentation	Asset	Earnest Money Deposit is unsourced. Per guidelines EMD source is required.		The EMD for [Redacted] is not documented as deposited for escrow. The withdrawal line item from [Redacted] on [Redacted] contains generic verbiage only, and no supporting documentation or check image is in the file to verify recipient. Verified deposit receipt documentation is required.				Reviewer Comment (2021-10-12): Documentation provided to verify EMD - exception cleared.	10/12/2021			1	A		MA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859372	RCKT2021500383			22871029			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		Separate and recordable legal description is missing.				Reviewer Comment (2021-10-13): Exception Cleared - Rider Other received and associated Buyer Comment (2021-10-11): Please see attached legal description.	10/13/2021			1	A		PA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859373	RCKT2021500384			22883771			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Missing Statement for [Redacted] property. Credit report shows home equity was taken out [Redacted] prior.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see uploaded on [Redacted]. Reviewer Comment (2021-10-05): The provided documents dated [Redacted] and [Redacted] from [Redacted] were not legible for review. There appears to be an error in the transmission. Can you please upload a copy of the statement for review. Buyer Comment (2021-10-04): Located on [Redacted]. [Redacted] balance as of [Redacted]. Please review and clear this condition.	10/11/2021			1	A		WA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859375	RCKT2021500396			22882789			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Final CD is using [Redacted] for HOA fees. Verified HOA fees are[Redacted].
Reviewer Comment (2021-10-15): PCCD, letter to borrower and proof of mailing provided.  Exception cleared.

Reviewer Comment (2021-10-11): Revised Comment:  Calculations for Estimated Taxes, Insurance & Assessments are: HOI [Redacted] + property taxes [Redacted] and HOA [Redacted] = [Redacted] versus [Redacted]. Amount of Estimated Property Costs over Year 1 should be [Redacted] = [Redacted] versus [Redacted].

Reviewer Comment (2021-10-11): Calculations for Estimated Taxes, Insurance & Assessments are:  HOI [Redacted] + property taxes [Redacted] and HOI [Redacted] = [Redacted] versus [Redacted].  Amount of Estimated Property Costs over Year 1 should be [Redacted] x [Redacted] = [Redacted] versus [Redacted].

Buyer Comment (2021-10-07): final CD used [Redacted] for hoa dues and the calculation appears to be correct. Please provide a breakdown of your calculation so we can compare the difference
																		10/15/2021			1	A		NJ	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859376	RCKT2021500398			22872608			Credit	Asset	Asset Documentation	Asset	Asset documentation requirements not met.		Documentation was not found to verify the source of funds for the [Redacted] deposit into [Redacted] on [Redacted] as required. These funds were required in order to verify sufficient liquid assets to close as the [Redacted] 401K account could not be utilized as terms of withdrawal was not found.				Reviewer Comment (2021-10-12): Received required documentation. Cleared. Buyer Comment (2021-10-07): Please see attached confirming the source of this deposity. This was from the borrowers paycheck. It included a sign on bonus. Please review to clear this condition as there are sufficient assets.	10/12/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859377	RCKT2021500400			22932163			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Walls In Insurance (HO-6) and estimate was not included in Homeowner's Insurance Section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.				Buyer Comment (2021-10-08): [Redacted] discloses walls in as other because it is not a dwelling covering homeowners insurance product and the client is not required to gather full home insurance. The client can also look on page 4 for clarity on what is included in our estimates and what is or is not escrowed. Reviewer Comment (2021-09-17): Regraded to EV2-B as the Walls In Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.			10/08/2021	2	B		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859382	RCKT2021500419			22932038			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Finance Charge disclosed is [Redacted]. Calculated finance charge is [Redacted]. Variance of [Redacted]. Based on review of Lender's itemization of amount financed the Courier, Recording Service Fee and the Loan Tie in fee were not included in finance charge calculation. TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for under disclosed amount, Corrected CD, and Re-open Rescission if Applicable.				Reviewer Comment (2021-10-20): Cleared. Required documentation provided. Buyer Comment (2021-10-20): Please see attached corrected CD. The previously provided redisclosure package was not correct. Please review to clear this condition. Reviewer Comment (2021-10-20): The calculated finance charge is [Redacted]. The financed charge on the PC CD provided only reflects [Redacted]. Unable to clear the exception with the PC CD provided. Buyer Comment (2021-10-19): Please see attached redisclosure curing the issue.	10/20/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859384	RCKT2021500423			22872380			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Required cure of [Redacted] was not provided. The amounts included are The Title - Lender's Title Policy of [Redacted] and Recording fees [Redacted] for a total of [Redacted]. The baseline was calculated as Title - Lender's Title Policy [Redacted] + [Redacted] Recording fee for a total of [Redacted]. The recording fee amount for the baseline reverted back to the original amount so there was no evidence of a valid change of circumstance for the increase to [Redacted] on the final Closing Disclosure.
Reviewer Comment (2021-10-18): [Redacted] received: Letter of Explanation, Proof of Mailing, Copy of Refund Check, and Corrected PCCD

Buyer Comment (2021-10-17): Please see attached copy of the check.

Reviewer Comment (2021-10-14): [Redacted] already received Mailing label, LOE and corrected PCCD. However, we also required Copy of refund check in the amount of [Redacted]. Please provide missing the refund check in order to cure this exception.

Buyer Comment (2021-10-14): See attached client package and proof of delivery and review to clear condition.

Reviewer Comment (2021-10-13): SitusMAC upon further review received PCCD, LOE, and proof of mailing but copy of refund check is missing. So please provide copy of refund check to cure the exception.

Buyer Comment (2021-10-12): Please see attached client package with PCCD and review to clear condition.
																			10/18/2021		2	B		WA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859385	RCKT2021500424			22874108			Credit	Asset	Asset Calculation / Analysis	Asset	Available for Closing is insufficient to cover Cash From Borrower.		The check or wire transfer was not provided for review for the Earnest Money deposit in the amount of [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached LOX from client's attorney confirming the [Redacted] was paid by buyer.	10/11/2021			1	A		NJ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859386	RCKT2021500428			22875273			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The closing verbal verification of employment within [Redacted] of the Note date was not found in the file for [Redacted] with [Redacted]. The document in file was dated [Redacted] and closing was [Redacted].				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached Work Number that was verified on [Redacted].	10/11/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859387	RCKT2021500432			22872239			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded to the security instrument was not provided in file.				Reviewer Comment (2021-10-11): Provided Legal description. Exception cleared. Buyer Comment (2021-10-07): Please see attached legal description to clear exception.	10/11/2021			1	A		OR	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859389	RCKT2021500440			22875423			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	Title commitment reflects original lender was [Redacted]. and the payoff on the final CD was to [Redacted] The Notice of Right to Cancel was executed on the Model H-8 form versus the Model H-9 form.				Buyer Comment (2021-10-06): "The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts."			10/06/2021	2	B		WA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859391	RCKT2021500458			22876130			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Missing a copy of the mortgage statement with [Redacted] evidencing total monthly payment of [Redacted] including escrows for taxes and insurance as used in qualifying for the borrower's second home at [Redacted].				Reviewer Comment (2021-10-12): Received required documentation. Cleared.	10/12/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859393	RCKT2021500464			22874304			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Insurance coverage is insufficient by [Redacted]. No extended coverage or Replacement Cost Estimate in file.				Reviewer Comment (2021-10-12): Lender provided correspondence with the insurance company verifying the policy contained full replacement cost coverage. Buyer Comment (2021-10-08): Please see attached correspondence with the insurance agent confirming policy includes guaranteed replacement cost.	10/12/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859400	RCKT2021500500			22880759			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The paystub and W-2 in file are not legible.				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859400	RCKT2021500500			22880874			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Paystub and W2 provided illegible,				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		AZ	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859400	RCKT2021500500			22880875			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Income and Assets - Wages	General QM: Unable to verity income due to, missing the most recent W2.	Paystub and W2 provided illegible,				Reviewer Comment (2021-10-11): Received required documentation. Cleared.	10/11/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859401	RCKT2021500502			22877257			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The provided Verbal verification of employment from [Redacted] did not contain the source used to obtain the employer's telephone number in order to verify an independent third party was used.
Reviewer Comment (2021-10-11): Received required documentation. Cleared.  The VVOE was dated [Redacted] and the Source used to obtain Phone #/Address was not provided.  Lender provided [Redacted] search used to confirm employer's phone number and is acceptable.

Reviewer Comment (2021-10-11): Received VVOE which is not acceptable as it is a [Redacted] search snip whereas we need a proper VVOE verifying the start date of the employment, hence exception remains.

Buyer Comment (2021-10-06): Please see attached [Redacted] screenshot showing the number used on the VOE, [Redacted] verifies to the employer [Redacted].
																		10/11/2021			1	A		WA	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859402	RCKT2021500509			22876103			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Title Commitment in file shows policy amount of [Redacted] which does not cover final loan amount of [Redacted].				Reviewer Comment (2021-10-14): Final Title Policy provided with correct coverage. Exception cleared. Buyer Comment (2021-10-12): Please see attached.	10/14/2021			1	A		TX	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859402	RCKT2021500509			22876190			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Hazard coverage is insufficient. No Replacement cost estimate or documented extended coverage in file.
Reviewer Comment (2021-10-22): Cleared.  Requested documentation received.

Buyer Comment (2021-10-21): Please see attached attestation from insurance agent confirming subject HOI policy is covered up to [Redacted] replacement cost.

Buyer Comment (2021-10-21): Please see new dec page for client's policy. He now has extended replacement cost coverage up to [Redacted] of the dwelling coverage **in addition to the replacement cost coverage to the Coverage A -Dwelling limits.** Thus, the client's policy covers him for [Redacted] replacement cost.

Reviewer Comment (2021-10-21): The policy indicates Extended Replacement Cost "Not Covered".  If extended coverage was verified with the agent, please provide an attestation letter reflecting the policy covers [Redacted] replacement and who verified the information.

Buyer Comment (2021-10-20): Dec page indicates that subject property is covered for replacement cost up to the dwelling policy limit. This was confirmed in phone call with insurance agent.

Reviewer Comment (2021-10-14): No documentation provided for this exception as of this date.
																		10/22/2021			1	A		TX	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859403	RCKT2021500510			22882461			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	The HOA verification for [Redacted] was not found in the file.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached [Redacted] page showing [Redacted]/month in HOA dues for non-subject property. HOA dues were added to ratios and DTI increased from [Redacted] to [Redacted] so a new 1003/1008 does not need to be printed.	10/11/2021			1	A		GA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859405	RCKT2021500515			22878432			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Closing Disclosure Timing without Waiver	TILA-RESPA Integrated Disclosure: Closing Disclosure not provided to Borrower(s) at least [Redacted] prior to closing.	The preliminary Closing Disclosure dated [Redacted] as reflected on the Evidentiary Document was not found in the file.				Reviewer Comment (2021-10-08): [Redacted] received [Redacted]CD.	10/08/2021			1	A		CA	Primary	Purchase	No Defined Cure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859406	RCKT2021500516			22878911			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	Title Commitment and Mortgage Loan Payoff reflect [Redacted]. as the original lender. The Notice of Right to Cancel was executed on Model H-8 form versus Model H-9 form.				Buyer Comment (2021-10-04): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			10/04/2021	2	B		CA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859407	RCKT2021500519			22875966			Credit	Loan Package Documentation	Loan File	Missing Document	Missing Document: Hazard Insurance Policy not provided		The Hazard insurance policy for [Redacted] was not found in the file.				Reviewer Comment (2021-10-18): Received required documentation. Cleared. Reviewer Comment (2021-10-12): Copy of the HO Insurance policy in effect at the time of closing is needed. The policy provided was for [Redacted] to [Redacted]. In addition, the premium on this policy reflects [Redacted]. Need evidence of the premium in effect at the time of closing in order to verify the final Closing Disclosure was properly disclosed.	10/18/2021			1	A		MI	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859409	RCKT2021500535			22881789			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final CD disclosed the Amount of Non-Escrowed Property Costs over Year 1 as [Redacted] on page 4; however the Taxes, Insurance and HOA dues total [Redacted] per year. This difference is due to the use of HOA Dues in the amount of [Redacted] as reflected on the appraisal versus [Redacted]. Provide a post-close CD correcting the Escrow Account section on page 4 and Estimated Taxes, Insurance & Assessments on page 1; and a copy of the letter of explanation letter sent to the borrower disclosing the changes made and proof of mailing.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-08): Please see attached Redisclosure package curing both escrow on [Redacted] and title fee exceptions.	10/11/2021			1	A		CT	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859409	RCKT2021500535			22881795			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Lenders Attorney Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The Attorney Fee & Disbursements was not disclosed on Loan Estimate and a valid Change in Circumstance was not found. As per TRID requirements require the use of consistent terminology and order of charges on the CD in relation to the LE as reflected under section 1026.38(f) and (g). Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-11): Received required documentation. Cleared.

Reviewer Comment (2021-10-08): [Redacted] has received LOE & PCCD showing fee updated in section C as 'Title - Attorney Fee & Disbursements' for [Redacted]. PCCD was received outside [Redacted] days from closing. In order to test the fee for tolerance, we would require true & certified final settlement statement to re-evaluate fees without which we would not be able to clear the exception. Please provide true & certified final SS.
2) Also, provide proof of mailing as tracking indicates item not yet shipped.

Buyer Comment (2021-10-08): Please see attached Redisclosure package curing both escrow on [Redacted] and title fee exceptions.

Reviewer Comment (2021-10-07): [Redacted] after further review, Lenders Attorney Fee is updated in Section C,  it's not a Title Fee and it was not disclosed on LE. If the borrower choose this fee, the fee belongs in Section H. As the fee is updated in Section C it's tested as Lender required fee. Please provide a PCCD with the fees moved to Section H along with a LOE or provide Cure documents. Cure consists of Corrected CD, LOE to borrower, proof of mailing and copy of refund check.

Buyer Comment (2021-10-07): The borrower shopped for title and closing services, meaning the attorney fees are not subject to tolerance. The lender does not control the names of fees charged by third party service providers and is only responsible for reporting the fees incurred on the Closing Disclosure.
																		10/11/2021			1	A		CT	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859409	RCKT2021500535			22884131			Credit	Missing Document	General	Missing Document	Missing Document: Credit Card Statement not provided		A copy of the credit card statement or alternate documentation should have been obtained to support the revolving debt to [Redacted] which appears to be a result of the credit inquiry on the credit report. Per the FNMA Transmittal, the lender utilized [Redacted] a month and a balance of [Redacted].				Reviewer Comment (2021-10-11): Provided credit card application screen to verify. Exception cleared. Buyer Comment (2021-10-07): see attached documentation of the debt	10/11/2021			1	A		CT	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859410	RCKT2021500537			22877667			Compliance	Compliance	Federal Compliance	TRID	TRID Ten Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Sufficient or excess cure was provided to the borrower at Closing.	valid change of circumstance not provided				Reviewer Comment (2021-09-14): Sufficient Cure Provided At Closing		09/14/2021		1	A		FL	Primary	Purchase	Final CD evidences Cure	A	A	A	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859413	RCKT2021500554			22878589			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal fee increased from [Redacted] to [Redacted] with no valid change of circumstance.
Reviewer Comment (2021-10-15): [Redacted] Received COC dated [Redacted] therefore no cure require.

Buyer Comment (2021-10-14): Please see original CIC and explanation for the fee increase. A 1007 was ordered for the use of rental income. A 1007 has a fee of [Redacted]. It was added to the fee that was already present.

Reviewer Comment (2021-10-13): [Redacted] upon further review require additional information to why the fee increased. Please provide valid COC or supporting documents for the same.

Buyer Comment (2021-10-13): The total appraisal fees were [Redacted]. The [Redacted] fee for the 1007 appraisal was added. [Redacted] + [Redacted] = [Redacted]. Please review to clear this condition.

Reviewer Comment (2021-10-12): [Redacted]  Received COC dated [Redacted] which shows the change in appraisal fee. However the appriasal fee has changed from [Redacted] to [Redacted] and the COC/Discosure document shows value changed from [Redacted] - [Redacted]. Please provide COC with updated and accurate information stating the amount the appraisal fee has increased for with a valid reason

Buyer Comment (2021-10-11): Please see attached CIC for the increase to the appraisal fee. A 1007 was ordered for the use of rental income. Please review to clear this condition.
																		10/15/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859416	RCKT2021500570			22879048			Compliance	Compliance	Federal Compliance	TRID	TRID Zero Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Credit Report Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Sufficient or excess cure was provided to the borrower at Closing.					Reviewer Comment (2021-09-14): Sufficient Cure Provided At Closing		09/14/2021		1	A		CA	Primary	Purchase	Final CD evidences Cure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859416	RCKT2021500570			22879065			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Property Taxes Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether property taxes are included in escrow.	The flood insurance should be reflected under "insurance" versus "Other" under the estimated taxes, insurance and assessments in the projected payments section.				Buyer Comment (2021-10-06): As a client service based organization we ensure that the Homeowners insurance field as listed on Page 1 of the CD reflects only homeowners insurance, and the other column will be used to denote any other products. We take the position Flood insurance does not constitute homeowners insurance, and if the client so chooses they can review [Redacted] of the CD which discloses all types of insurance covered. Reviewer Comment (2021-09-15): Disclosed as "Other", format issue EV2-B			10/06/2021	2	B		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859417	RCKT2021500571			22895745			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Missing a verbal verification of the borrower's employment with Stewart Title dated within 10 business days of the Note date, [Redacted]. The Work Number was verified on [Redacted] and the verbal verification of employment was dated [Redacted].				Reviewer Comment (2021-10-12): Updated VVOE was provided. Exception cleared.	10/12/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859418	RCKT2021500575			22925749			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Flood Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.				Reviewer Comment (2021-10-25): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other. Buyer Comment (2021-10-08): [Redacted] puts flood insurance in the other column so as to not confuse the client, and we believe this is necessary because the client could have both products and this way of disclosure provides clarity along with [Redacted] of the CD which spells it out in detail.			10/08/2021	2	B		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859422	RCKT2021500594			22879973			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Flood Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.				Reviewer Comment (2021-10-25): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other. Buyer Comment (2021-10-08): [Redacted] is a client service based organization and we disclosed flood insurance in other because to our clients flood insurance and homeowners insurance are two different products. We disclose to provide clarity and the client can review [Redacted] if they want further clarity			10/08/2021	2	B		SC	Primary	Refinance - Cash-out - Other	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859422	RCKT2021500594			22879992			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Mortgage Statement or First Payment Letter for newly acquired property located at [Redacted].				Reviewer Comment (2021-10-11): Mortgage statement provided. Exception cleared. Buyer Comment (2021-10-08): Please see attached mortgage coupon for non-subject property.	10/11/2021			1	A		SC	Primary	Refinance - Cash-out - Other		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859423	RCKT2021500598			22930111			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	The Right to Rescind form H-9 should have been utilized as this is a refinance by the original creditor per the Title Commitment.				Buyer Comment (2021-10-07): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			10/07/2021	2	B		CA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859423	RCKT2021500598			22930112			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	1. The Verbal Verification of Employments found in the file for borrower dated [Redacted] and [Redacted] are not within [Redacted] of closing. 2. The [Redacted] W2 for the co-borrower's current employment at [Redacted] was not found in the file.				Reviewer Comment (2021-10-18): 1.Documentation provided employment has been current throughout process of loan without any interruptions to employment. 2.W-2 for co-borrowers current employer has been provided satisfying the exception. Buyer Comment (2021-10-18): Please see the attached [Redacted] W2 for co-borrower and third party VOE for primary borrower showing the client is still active as of [Redacted].	10/18/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859425	RCKT2021500604			22881847			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.
The trigger for the  increase in the recording fees and the addition of the deed preparation would have been the receipt of the title commitment.  Although the lender's Re-Disclosure History indicates the date triggered was [Redacted], the Production Date on the Title Commitment reflects [Redacted].  There was no evidence found in the file indicating when the title commitment was received by the lender.  Considering a [Redacted], the date received would have been [Redacted] of which would cause the revised Loan Estimate given on [Redacted] not being within [Redacted].  This would cause a tolerance cure in the amount of [Redacted].  A revised post closing CD, Copy of check to the borrower, an explanation letter to the borrower and proof of mail should be provided.

Reviewer Comment (2021-10-20): [Redacted] received Corrected PCCD, Letter of Explanation, Copy of Refund Check and Proof of Delivery to borrower.

Buyer Comment (2021-10-20): Please see attached proof of the package being mailed.

Reviewer Comment (2021-10-15): [Redacted] received Corrected, PCCD, LOE, copy of refund check and shipping label. Tracking indicates the label has been created; however, it has not been picked up for shipping. Proof of mailing is required to cure.

Buyer Comment (2021-10-15): Please see attached redisclosure package curing the issue.

Reviewer Comment (2021-10-14): No documentation provided for this exception as of this date.
																			10/20/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859425	RCKT2021500604			22930141			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	Bonus earnings were utilized in qualifying on this loan. Clarification should have been obtained in order to support continuance of this income as the paystubs in the file indicate the income was actually "Option Pay" for YTD in the amount of [Redacted] versus bonus as stated on the Verification of Employment from [Redacted].				Reviewer Comment (2021-10-14): Am clearing exception since bonus income used was only [Redacted]. Did not include YTD bonus that is substantially higher than [Redacted]. Exception cleared. Buyer Comment (2021-10-12): See attached. [Redacted] doc corroborates option pay on pay stub as bonus income	10/14/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859426	RCKT2021500607			22884077			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	The finance charge is not including the Title-Courier fee [Redacted], Title processing fee [Redacted], Title- service charge [Redacted] and the Title-wire fee for [Redacted]. This shows a shortage of [Redacted].				Reviewer Comment (2021-10-18): PCCD, letter to borrower, proof of mailing provided. Exception cleared. Buyer Comment (2021-10-15): Please see the attached package that was sent to the client curing the issue in the amount of [Redacted].	10/18/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859428	RCKT2021500611			22883252			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Calculated Finance charge is not including the Title wire fee of [Redacted] and the courier fee for [Redacted].
Reviewer Comment (2021-10-19): Evidence of deliver provided.  Exception cleared.

Buyer Comment (2021-10-17): Please see attached proof of delivery

Reviewer Comment (2021-10-13): Received cure documentation.  Package not yet out to shipper, unable to cure until mailed.

Buyer Comment (2021-10-12): Please see attached redisclosure package curing the issue.

Reviewer Comment (2021-10-06): Here is a breakdown that may help to clarify it for you.  [Redacted] used the following fees in calculating the finance change:  [Redacted] Courier/Messenger, [Redacted] Flood Cert Life of Loan, [Redacted] Discount, [Redacted] Pre-paid Interest, [Redacted] Taxes Service Life of Loan [Redacted] Title - Settlement Closing Fee (portion not paid by seller) and [Redacted] Title - Wire Fee for a total of [Redacted].

There were a total of [Redacted] in finance charge fees not considered as they were paid by the seller per the Closing Disclosure. Addendum  These consisted of the following:  [Redacted] Title - Courier Fee, [Redacted] Loan Tie-In Fee, [Redacted] Recording Service Fee, [Redacted] Title - Archiving Fee,  [Redacted] Title - Sub-Escrow Fee, [Redacted] Underwriting Fee and [Redacted] portion of the Title - Settlement Closing Fee.

Reviewer Comment (2021-10-06): [Redacted] utilized your breakdown of the seller paid costs per the Closing Disclosure Addendum.  There are in fact 2 courier fees.  One for [Redacted] and another for [Redacted].  The seller only paid the [Redacted] Courier Fee.  Based on the analysis of the fees and the Itemization of the Amount Financed, the [Redacted] Express Mail/Courier Fee and [Redacted] Title - Wire Fees were not included in the calculation of Finance Charges on the final Closing Disclosure.

Buyer Comment (2021-10-05): This does not make sense. Please re-review the fees paid by the seller. It is agreed that some of the seller paid credit did pay for fees that are not considered finance charges, however this does not negate the fact that the remainder of the seller credits did pay for fees considered finance charges. Please also note that on the attached document shows the [Redacted] messenger fee being paid by the seller. This is what the last response referred to as "courier fee." There is no separate courier fee.

Finally, the last remaining issue is the fact that the [Redacted] wire fee is not included in the finance charge. However, now that the rest has been explainded, we we are within [Redacted] which meets the [Redacted] tolerance for a purchase transaction. Please review to clear this condition.

Reviewer Comment (2021-10-05): The seller paid [Redacted] in costs.  Per the addendum [Redacted] ([Redacted] appraisal management, [Redacted] Notary, [Redacted] Tax Cert and [Redacted] Owner's Title) of those costs were non finance charges.  Therefore, the remaining [Redacted] was applied to the finance charges when calculating the total finance charge.  This leaves remaining finance charges in the amount of [Redacted].  Based on the Itemization of Amount Finances, the [Redacted] Wire and [Redacted] Courier fee was not included and the seller did not pay per the breakdown of seller paid costs.  Exception remains.

Buyer Comment (2021-10-04): Please see the Itemization of Amount Financed for the prepaid finance charge as well as the CD Addendum showing fees paid by others not to be included. Please review to clear this condition.
																		10/19/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859429	RCKT2021500619			22881622			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Missing Document: Appraisal was made "subject to" and Form 1004D/442 was not provided.	-	The appraisal was made subject evidence of installation of the [Redacted] scheduled radon mitigation that was current on order and paid for. The only documentation found in the file is the proposal for the mitigation dated [Redacted]. There is no evidence that the installation was completed.
Reviewer Comment (2021-10-18): Radon inspection provided.  Exception cleared.

Buyer Comment (2021-10-15): Apologies. The previously provided document was only a proposal. Please see attached Radon Inspection confirming a pass. Please review to clear this condition.

Reviewer Comment (2021-10-12): Kindly provide final 1004D to validate "Radon Mitigation" has been completed or not, However, provided document is the proposal letter for "Radon Mitigation" which can not be considered as 1004D.

Buyer Comment (2021-10-11): Please see attached radon mitigation. The appraisal did not call for a 1004D. Please review to clear this condition.
																		10/18/2021			1	A		IL	Primary	Purchase		C	A	C	A	A	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859429	RCKT2021500619			22881668			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The paystub in file for the co-borrower is not legible. It was not possible to determine if the co-borrower's income used in qualifying is accurate.				Reviewer Comment (2021-10-12): Received updated paystub. Exception cleared Buyer Comment (2021-10-11): Please see attached paystub	10/12/2021			1	A		IL	Primary	Purchase		C	A	C	A	A	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859429	RCKT2021500619			22930320			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	1. The Closing Statement for the sale of the property at [Redacted] is not legible for review. 2. The Mortgage Statement for the property at [Redacted] is not completely legible for review.				Reviewer Comment (2021-10-12): Received Closing Statement for "[Redacted]". Exception cleared Buyer Comment (2021-10-11): Please see attached settlement statement confirming this home was sold.	10/12/2021			1	A		IL	Primary	Purchase		C	A	C	A	A	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859430	RCKT2021500620			22879718			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Hazard Insurance is insufficient and no Replacement cost estimate or extended coverage was found in file.
Reviewer Comment (2021-10-12): Received Revised Hazard Insurance. Exception Cleared

Buyer Comment (2021-10-12): Please see the corrected attached HOI policy that was previously referenced, [Redacted] in coverage and [Redacted] extended coverage with proper dates. The renewal that was previously provided has [Redacted] in dwelling coverage, also sufficient.

Reviewer Comment (2021-10-11): Hazard insurance provided is from [Redacted] - [Redacted] and the Note date was [Redacted].  Please provide documentation that the hazard insurance in place at the time of closing was sufficient.

Buyer Comment (2021-10-07): Please see attached HOI document showing the policy includes [Redacted] extended coverage: original dwelling [Redacted] plus plus the additional [Redacted] covers [Redacted] of the appraised value of [Redacted] which is [Redacted].
																		10/12/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859430	RCKT2021500620			22879749			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Title Commitment shows policy amount of [Redacted] which is less than final loan amount of [Redacted] and final title policy is not in file.				Reviewer Comment (2021-10-12): Final title provided covering the amount of the loan, satisfying the exception. Buyer Comment (2021-10-11): Please see attached title policy with the correct coverage. Reviewer Comment (2021-10-11): Acceptable documentation not yet provided.	10/12/2021			1	A		WA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859435	RCKT2021500643			22881056			Credit	Credit	Miscellaneous	Guideline	Credit Exception:		The Final Closing Disclosure section H item 01 includes a fee for a 2nd loan signing. There is no indication of inclusion of a 2nd loan on the 1008. A satisfactory explanation of the source of these funds is required with sufficient supporting documentation.				Reviewer Comment (2021-10-11): Cleared. Confirmed that the borrowers had separate closings with the final CD. B lives in [Redacted] and CB lives in [Redacted] so 2 signing fees would be acceptable. Buyer Comment (2021-10-06): [Redacted]: The comment for a second loan signing was to signify that the loan was signed over two days. The Non occupying co client signed the 1003 and Final CD on [Redacted], while the occupying client signed on [Redacted] on those documents. The notary charged for both signings as they occurred on different days.	10/11/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859437	RCKT2021500656			22884249			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Closing Disclosure Timing without Waiver	TILA-RESPA Integrated Disclosure: Closing Disclosure not provided to Borrower(s) at least [Redacted] prior to closing.	initial CD was provided only [Redacted] prior to closing per documentation in file and no evidence was provided indicating date initial CD was received by borrower.				Reviewer Comment (2021-10-11): Evidentiary document evidences the prel CD was provided timely. Exception cleared. Buyer Comment (2021-10-08): Please see the evidentiary document showing the closing disclosure was sent on [Redacted] and acknowledged on [Redacted], closing took place on [Redacted]. CFPB indicates timing is acceptable.	10/11/2021			1	A		MN	Primary	Refinance - Cash-out - Other	No Defined Cure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859441	RCKT2021500668			22926968			Compliance	Compliance	Federal Compliance	TRID	TRID Zero Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Sufficient or excess cure was provided to the borrower at Closing.					Reviewer Comment (2021-09-15): Sufficient Cure Provided At Closing		09/15/2021		1	A		CA	Primary	Purchase	Final CD evidences Cure	A	A	A	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859444	RCKT2021500675			22930867			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	There is no documentation in the file to verify the PITI for [Redacted].				Reviewer Comment (2021-10-11): Doc provided to verify PITI. Exception cleared Buyer Comment (2021-10-08): Please see attached mortgage statement and review to clear condition.	10/11/2021			1	A		TN	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859446	RCKT2021500680			22928799			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Appraisal indicates HOA is [Redacted]annually. Approval and CD are using [Redacted] per month or [Redacted] annually. Corrected PCCD was not provided with correct value of property costs.				Reviewer Comment (2021-10-15): Received PCCD, letter to borrower and proof of mailing. Exception cleared. Buyer Comment (2021-10-14): Please see the attached document package sent to client. Reviewer Comment (2021-10-13): [Redacted] Received corrected PCCD; however, LOE not received. Provide LOE showing changes made on PCCD. Buyer Comment (2021-10-12): Please see the attached updated closing disclosure with the HOA dues removed.	10/15/2021			1	A		TX	Primary	Refinance - Limited Cash-out GSE	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859447	RCKT2021500685			22884188			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-08): Final title policy provided with coverage that matches the loan amount, satisfying the exception. Buyer Comment (2021-10-08): Please see attached final title policy.	10/08/2021			1	A		MD	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859450	RCKT2021500701			22884799			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		There is a hazard insurance coverage short fall of [Redacted]. The Hazard Insurance Binder reflects Dwelling coverage of [Redacted] but the loan amount is [Redacted]. Evidence of a Replacement Cost estimator or the Insurable value were not provided.				Reviewer Comment (2021-10-12): Replacement estimator provided. Exception cleared Buyer Comment (2021-10-08): Please see attached replacement cost estimator confirming the dwelling coverage of [Redacted] is sufficient.	10/12/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859450	RCKT2021500701			22884997			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	The right to cancel form H-8 was used but H-9 is required for refinancing by the same creditor. The prelim title and payoff both show this was [redacted] to [redacted].				Buyer Comment (2021-10-07): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			10/07/2021	2	B		AZ	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859454	RCKT2021500716			22908980			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The CD is including HOA of [Redacted] per month however there is no indication that there are any HOA fees.				Reviewer Comment (2021-10-11): Evidence of HOA Dues provided. Exception cleared. Buyer Comment (2021-10-08): Please see the attached [Redacted] screenshot showing the property includes [Redacted] HOA.	10/11/2021			1	A		CA	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859458	RCKT2021500729			22931745			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The CD is using [Redacted] for the HOA Fee. The verified HOA fee is [Redacted].				Reviewer Comment (2021-10-11): PC CD, letter to borrower and evidence of mailing provided. Exception cleared.	10/11/2021			1	A		NC	Primary	Refinance - Rate/Term	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859462	RCKT2021500758			22926035			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule: Creditor did not provide Affiliated Business Arrangement Disclosure to applicant within [Redacted] of application.	The original application submission date [Redacted] ([Redacted]). [Redacted] was a Federal Holiday. Which would indicate Disclosures signed on [Redacted] would be within [Redacted] for disclosure timing. Intent to proceed with application was not received from borrowers until [Redacted].				Buyer Comment (2021-10-14): The affiliated business disclosure is provided with the Initial Loan Estimate which we have proven client receipt of the document package. Reviewer Comment (2021-10-12): Initial application date is [Redacted], Please provide documentation of receipt or mailing. Buyer Comment (2021-10-11): The ABA was delivered on [Redacted] which is within [Redacted] of application			10/14/2021	2	B		MD	Primary	Refinance - Rate/Term		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859462	RCKT2021500758			22926177			Compliance	Compliance	Federal Compliance	TRID	TRID Appraisal Disclosure - ECOA Timing	ECOA - File does not evidence the consumer was provided with the right to receive a copy of the Appraisal Disclosure within [Redacted] of the loan application date.	The original application submission date [Redacted] ([Redacted]). [Redacted] was a Federal Holiday. Which would indicate Disclosures signed on [Redacted] would be within [Redacted] for disclosure timing. Intent to proceed with application was not received from borrowers until [Redacted].				Reviewer Comment (2021-10-18): [Redacted] reviewed exception. [Redacted] was an observed holiday. Buyer Comment (2021-10-14): [Redacted]: see the signed loan disclosure summary which includes the government disclosures, which includes the ECOA verbiage. Reviewer Comment (2021-10-12): Initial application date is [Redacted], Please provide documentation of receipt or mailing. Buyer Comment (2021-10-11): This was delivered on the initial LE on [Redacted].	10/18/2021			1	A		MD	Primary	Refinance - Rate/Term		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859462	RCKT2021500758			22926178			Compliance	Compliance	Federal Compliance	RESPA	RESPA Disclosure - List of Homeownership Counseling Organizations Not Provided Within 3 Business Days of Application	RESPA Disclosure Rule (Dodd-Frank [Redacted]): List of Homeownership Counseling Organizations not provided to applicant within [Redacted] of application.	The original application submission date [Redacted] ([Redacted]). [Redacted] was a Federal Holiday. Which would indicate Disclosures signed on [Redacted] would be within [Redacted] for disclosure timing. Intent to proceed with application was not received from borrowers until [Redacted].				Reviewer Comment (2021-10-18): [Redacted] reviewed exception. [Redacted] was an observed holiday. Buyer Comment (2021-10-14): [Redacted]: see the signed loan disclosure summary which includes the loan estimate, signed [Redacted]. Reviewer Comment (2021-10-12): Provide documentation of mailing or receipt of counseling list. Buyer Comment (2021-10-11): Whats being requested here? Initial disclosures were sent within [Redacted] of application as noted in the exception comments.	10/18/2021			1	A		MD	Primary	Refinance - Rate/Term		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859462	RCKT2021500758			22926236			Compliance	Compliance	State Compliance	Misc. State Level	Maryland Counseling Agencies Disclosure Not in File	Maryland HB1399 - No evidence of counseling agencies list per Maryland HB 1399.	A list of counseling agencies was provided. One of the borrower's signatures is missing.				Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): Borrowers are married and both e-consented. Our e-consent process allows a single borrower to sign on behalf of both when married.	10/13/2021			1	A		MD	Primary	Refinance - Rate/Term		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859462	RCKT2021500758			22926252			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Loan Estimate Timing	TILA-RESPA Integrated Disclosure: Loan Estimate not delivered or placed in the mail to Borrower(s) within [Redacted] of application.	The original application submission date [Redacted] ([Redacted]). [Redacted] was a Federal Holiday. Which would indicate Disclosures signed on [Redacted] would be within [Redacted] for disclosure timing. Intent to proceed with application was not received from borrowers until [Redacted].				Reviewer Comment (2021-10-18): [Redacted] reviewed exception. [Redacted] was an observed holiday. Buyer Comment (2021-10-14): [Redacted]: see the signed loan disclosure summary which includes the loan estimate, signed [Redacted]. Reviewer Comment (2021-10-12): Please provide documentation of receipt or mailing for initial LE. Buyer Comment (2021-10-11): Whats being requested here? Initial disclosures were sent within [Redacted] of application as noted in the exception comments. Initial LE was delivered on [Redacted].	10/18/2021			1	A		MD	Primary	Refinance - Rate/Term	No Defined Cure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859467	RCKT2021500771			22926515			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] tolerance was exceeded by [Redacted] due to addition of Title - Document Prep Fee and increase in Recording Fees. No valid COC provided and no cure provided at closing.				Reviewer Comment (2021-10-11): The Re-Disclosure History does not identify the change or circumstance. However, title indicates property was in the name of a trust and there is a corresponding deed removing from the trust. Addition of the fees occurred on the CD dated [Redacted] Title Commitment went into production [Redacted]. With mail time, this would appear to have been given within the allotted time frame. Exception cleared.	10/11/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859469	RCKT2021500785			22927453			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	1003/Declarations: F. Are you a co-signer or guarantor on any debt or loan that is not disclosed on this application? reflects Yes. Missing documented and/or does not meet guideline requirements.	-	The Declarations for the borrower and co-borrower reflects that they are a co-signer or guarantor on any debt or loan that is not disclosed on this application, however further explanation/documentation was not provided for review.				Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): This was marked in error, the client's own their departing residence [Redacted] and were referring to this property which was accounted for in liabilities. Please see attached MERS report showing no other opened Real Estate debts.	10/13/2021			1	A		CA	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859474	RCKT2021500810			22931738			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	The provided Verbal verification of employment from [Redacted] did not contain the source used to obtain the employer's telephone number in order to verify an independent third party was used.				Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): Please see attached screenshot showing [Redacted] search of VOE phone number results in employer website.	10/13/2021			1	A		AZ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859477	RCKT2021500830			22929554			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The Final Closing Disclosure reflects [Redacted] as the Estimated Property Costs over Year 1. This amount uses a monthly Hazard Insurance amount of [Redacted] - where the policy document on file reflects [Redacted] annually / [Redacted] months = [Redacted] monthly. Additionally the HOA amount used is [Redacted] annually / [Redacted] monthly - which matches the appraisal. However, documentation in file supports the HOA costs are actually [Redacted] annually / [Redacted] months = [Redacted] monthly.				Reviewer Comment (2021-10-12): [Redacted] received Post CD and lox. Buyer Comment (2021-10-11): Complete re-disclosure package attached with [Redacted] label and cover letter. Buyer Comment (2021-10-11): Active HOI policy with correct premium of [Redacted] attached. Also provided updated CD with correct figures.		10/12/2021		2	B		GA	Primary	Refinance - Limited Cash-out GSE	Letter of Explanation & Corrected Closing Disclosure	C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859477	RCKT2021500830			22929555			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.						Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): Please see the attached current HOI dec page for	10/13/2021			1	A		GA	Primary	Refinance - Limited Cash-out GSE		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859477	RCKT2021500830			22929570			Credit	Guideline	Guideline Issue	Guideline	Loan originated as Rate/Term or Limited Cash Out and paying off subordinate lien that was not for seasoned purchase transaction.		This loan is structured as a Limited Cash Out and is paying off 2 simultaneously obtained liens. Title confirms both liens were originated on [Redacted]. Title also confirms that the borrowers obtained the property on [Redacted]. Neither lien being PIF with the subject loan were Purchase Money.
Reviewer Comment (2021-10-13): Cleared.  Credit supplement reflects no draws in the last [Redacted] months on the HELOC paid off at closing and is seasoned over [Redacted] months which meets lender guidelines for a Rate/Term refinance.

Buyer Comment (2021-10-11): Jumbo guidelines allow for refi to remain rate/term when two conditions are met:

1. Tradeline is over [Redacted] months old
2. Less than [Redacted] aggregate draws have been taken in the last [Redacted] months.

Here, heloc is over [Redacted] months old and credit supplement in file confirms [Redacted] in draws have been made in the last [Redacted] months. See D0137.
																		10/13/2021			1	A		GA	Primary	Refinance - Limited Cash-out GSE		C	B	C	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859486	RCKT2021500872			22931082			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	A valid COC was not provided to confirm the reduction of lender credits on [Redacted] after credit was added on [Redacted] LE. Cure for [Redacted] was not found on final CD.				Reviewer Comment (2021-10-07): [Redacted] received VCC, exception is cleared. Buyer Comment (2021-10-06): Please see attached CIC for the reduction of the LPC. The borrower selected a lower interest rate. Please review to clear this condition.	10/07/2021			1	A		GA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859486	RCKT2021500872			22931135			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Loan discount points fee did not receive a cure or change of circumstance				Reviewer Comment (2021-10-07): [Redacted] Received COC dated [Redacted] therefore no cure require. Buyer Comment (2021-10-06): Please see attached CIC for the addition of the LDP. The borrower selected a lower interest rate. Please review to clear this condition.	10/07/2021			1	A		GA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859486	RCKT2021500872			22931136			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Transfer Tax. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	No cure or change of circumstance provided for transfer tax fee				Reviewer Comment (2021-10-07): [Redacted] Received COC dated [Redacted] therefore no cure require. Buyer Comment (2021-10-06): Please see attached CIC for the increase to the transfer tax. The loan amount increased. The transfer tax is applied to the difference between the old loan amount and the new loan amount. When this difference increased so did the amount being taxed. Please review to clear this condition.	10/07/2021			1	A		GA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859493	RCKT2021500897			22934045			Credit	Insurance	Insurance Analysis	Insurance	The Hazard Insurance Policy effective date is after the Transaction Date.	Hazard Insurance Policy Effective Date ___, Transaction Date: ___	Hazard Insurance Policy Effective Date [Redacted], Transaction Date: [Redacted], Disbursement Date: [Redacted]				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Hazard insurance effective [Redacted] and the disbursement date is [Redacted]. Buyer Comment (2021-10-07): Please see the attached HOI policy showing the inception date/effective date of the policy is [Redacted] matching the disbursement date.	10/11/2021			1	A		AZ	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859498	RCKT2021500916			22944800			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Proposed policy amount on the title commitment is [Redacted] and the Note amount is [Redacted]. A copy of the final title policy was not provided.				Reviewer Comment (2021-10-08): Final Title policy provided with coverage amount that matches the loan amount, satisfying the exception. Buyer Comment (2021-10-08): Please see attached final title policy with sufficient coverage.	10/08/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859499	RCKT2021500918			22932979			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Homeowners documentation in file is illegible and the coverage amount cannot be verified.				Reviewer Comment (2021-10-12): Legible copy provided. exception cleared. Buyer Comment (2021-10-08): Please see the attached HOI policy for review.	10/12/2021			1	A		PA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859509	RCKT2021500962			22936558			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Appraisal indicates HOA is [Redacted] annually or [Redacted] per month. Approval and CD are using [Redacted]. Corrected PCCD was not provided with correct value of property costs.				Reviewer Comment (2021-10-13): [Redacted] received Letter of Explanation & Corrected Closing Disclosure. Buyer Comment (2021-10-12): Please see PCCD issued to the borrower.		10/13/2021		2	B		ID	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859513	RCKT2021500967			22936328			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	The Processing Fee of [Redacted] was added to the Final Closing Disclosures and was not on the Itemization of amount financed.				Reviewer Comment (2021-10-15): PCCD, letter to borrower, copy of refund check and proof of mailing provided. Exception cleared. Buyer Comment (2021-10-14): Please see the attached resdisclosure package.	10/15/2021			1	A		UT	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859515	RCKT2021500976			22934608			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.		Hazard policy in file expired prior to loan closing with no evidence of renewal in file.				Reviewer Comment (2021-10-13): Renewed Hazard Insurance Policy is acceptable, hence, document associated and details updated as per the document. Exception cleared. Buyer Comment (2021-10-10): Please see attached active HOI policy.	10/13/2021			1	A		ID	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859517	RCKT2021500978			22938024			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Written Verification of Employment to verify a minimum of 2yr receipt for Overtime and Commission income to meet program guidelines was not provided at initial audit review.				Reviewer Comment (2021-10-12): Cleared. Acceptable documentation per FNMA guidelines for qualifying income. Buyer Comment (2021-10-07): [Redacted] B3-3.1-03, guidelines require a paystub and W2 to calculate income. No written verification is required. Please clear this condition.	10/12/2021			1	A		MI	Primary	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859524	RCKT2021501016			22937505			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	All documentation in file shows this is a [redacted] to [redacted] loan and the H-8 form was used instead of the H-9.				Buyer Comment (2021-09-29): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			09/29/2021	2	B		AZ	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859527	RCKT2021501028			22936418			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Title policy amount is [Redacted] is insufficient by [Redacted]. No final title policy in file to confirm adequate coverage based on increased loan amount.				Reviewer Comment (2021-10-08): Final title policy provided that matches the loan amount, satisfying the exception. Buyer Comment (2021-10-08): Please see attached final title policy.	10/08/2021			1	A		RI	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859529	RCKT2021501035			22940658			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinancing by the same creditor. The H-8 form was used, the H-9 form should have been used.	Right to Cancel was issued on incorrect form. TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form. H-9 Form must be used as lender is the same as originating lender.				Buyer Comment (2021-09-29): The use of the H-8 Model Form allows the borrower the right of full rescission on the credit transaction, is substantially similar to the H-9 Model Form, includes all material disclosures required by the Truth-in-Lending Act and Regulation Z and offers more consumer protection. The use of the Model Form H-8 has been upheld in three U.S. Circuits. Only one U.S. Circuit has held the use of the H-8 Model Form was unacceptable and the case is distinguishable on the facts.			09/29/2021	2	B		CA	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	B	B	A	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859531	RCKT2021501044			22937671			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Escrowed Property Costs over Year 1should reflect [Redacted] for the amount of Estimated property costs over year 1 for non escrowed accounts. This was based on monthly homeowner's insurance in the amount of [Redacted], taxes in the amount of [Redacted] and HOA Dues the amount of [Redacted].
Reviewer Comment (2021-10-18): Letter to borrower and proof of mailing received.  Exception cleared.

Buyer Comment (2021-10-15): Please see the attached full package mailed to client.

Reviewer Comment (2021-10-15): Received PCCD.  Please provided the letter to the borrower and proof mailing in order to clear the exception.

Reviewer Comment (2021-10-15): Difference is less than one dollar and acceptable.

Buyer Comment (2021-10-14): Please see the attached updated CD reflecting the correct estimated property costs over year 1. HOI monthly amount of [Redacted], Taxes monthly of [Redacted], and HOA annual dues of [Redacted], estimated property costs over year 1 are [Redacted].
																		10/18/2021			1	A		MI	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859534	RCKT2021501054			22938512			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Missing evidence in file showing that appraisal was provided to borrowers within 3 business days of consummation.
Reviewer Comment (2021-10-14): Received evidence from lender's LOS system that the appraisal was provided electronically.  Exception cleared.

Buyer Comment (2021-10-12): Please see attached confirming electronic delivery of the appraisal.

Reviewer Comment (2021-10-05): The appraisal cover letter was dated [Redacted] and does not indicate it was provided online.  There is no evidence the appraisal was provided to the borrower at least [Redacted] prior to closing as required and an appraisal waiver was not found.  Exception still stands.

Buyer Comment (2021-10-04): Please see attached confirming the borrower received the appraisal on time.
																		10/14/2021			1	A		CA	Primary	Refinance - Cash-out - Other		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859535	RCKT2021501056			22937799			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.		Verified Hazard Insurance expiration date is [Redacted]. Renewal notice was not located in the file.				Reviewer Comment (2021-10-14): Documentation provided showing that the HOI was renewed through [Redacted], satisfying the exception. Buyer Comment (2021-10-14): Please see attached HOI dec pages for both the hazard and flood insurance. Please review to clear this condition. Reviewer Comment (2021-10-11): The only copies of the HOI policies in the file reflect an expiration date of [Redacted]. This policy was expired at the time of closing. Buyer Comment (2021-10-06): This is [Redacted] days. This meets guidelines. Please review to clear this condition.	10/14/2021			1	A		AZ	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859536	RCKT2021501063			22938793			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	The Re-Disclosure History reflects a Second Appraisal Order on [Redacted] that resulted in the Appraisal Fee increasing from [Redacted] to [Redacted] on the [Redacted] Loan Estimate. No 2nd Appraisal is located in the file to substantiate this additional charge / change in circumstance.
Reviewer Comment (2021-10-20): [Redacted] received corrected PCCD dated [Redacted]copy of check, proof of delivery and LOE.

Reviewer Comment (2021-10-19): [Redacted] received PCCD,LOE, Refund check and mailing label.
Require proof of delivery. Please provide the proof of delivery.

Reviewer Comment (2021-10-13): [Redacted] - Loan product changed to Jumbo on [Redacted] and appraisal fee increased to [Redacted] on [Redacted] LE which is not within [Redacted] of change. Please provide an LE/CD disclosed within [Redacted] from change OR cure documents. Also provide a prior UW approval document that shows loan product was 'conforming' before it changed to 'jumbo'.

Reviewer Comment (2021-10-11): [Redacted] received COC stating 2nd appraisal ordered but need additional information/comment why fee was increased or 2nd appraisal ordered.

Buyer Comment (2021-10-08): [Redacted]: attached is the first appraisal that was in the file, the appraisal provided to [Redacted] in the initial images is the second appraisal.
																			10/20/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215859543	RCKT2021501086			22939574			Credit	Insurance	Insurance Analysis	Insurance	The Flood Insurance Policy effective date is after the Note Date.						Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see attached flood evidence of insurance showing policy started [Redacted], same day as closing.	10/11/2021			1	A		FL	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215859546	RCKT2021501092			22939715			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.				Reviewer Comment (2021-10-05): Documentation provided for receipt of appraisal - exception cleared. Buyer Comment (2021-10-04): Please see attached confirming the borrower received the appraisal on time.	10/05/2021			1	A		CA	Primary	Refinance - Cash-out - Other		B	A	A	A	B	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910580	RCKT2021500013			22933612			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).	Calculated fees are: Loan Discount Fee [Redacted]; Underwriting Fee [Redacted]; Processing Fee [Redacted]; Title-Settlement or Closing Fee [Redacted]; Tax Certification Fee [Redacted]; Title-Express Mail/Courier Fee [Redacted]; Title-Abstract/Title Search (paid to lender affiliate - [Redacted]; Title-Lenders Title Insurance [Redacted] (paid to lender affiliate - [Redacted]. QM points and fees total [Redacted] which exceeds the allowable total of [Redacted].
Reviewer Comment (2021-09-09): Cleared based on lender's attestation for undiscounted price which makes the discount points bona fide and eligible for exclusion.

Reviewer Comment (2021-09-02): exception is still valid per [Redacted] compliance

Buyer Comment (2021-08-31): Please see attached LLPA's as well as the pricing for undiscounted and selected rate. Please review to clear this condition.

Reviewer Comment (2021-08-30): Exception Detail Updated from: Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).

Reviewer Comment (2021-08-30): Please provide detail on base price for the undiscounted rate and LLPAs [Redacted] requires this information to determine the undiscounted price for the loan which is not a number explicitly disclosed with the loan file and must be calculated. On previous loans, the additional info has been provided which has assisted in getting to the bonafide excludable amount.

Buyer Comment (2021-08-16): The shortage referenced is incorrect. However, the shortage is to be applied to both borrowr selected rate as well as the undiscounted rate. Had they selected the undiscounted rate, the shortage would have been the same. Therefore, the bona fide buy down remains the same. Please see calculation below.

[Redacted] @ [Redacted]  + [Redacted] (LLPAs) - [Redacted] (shortage) = [Redacted] points

[Redacted] @ [Redacted] + [Redacted] (LLPAs) - [Redacted] (shortage) = [Redacted] points

[Redacted] - [Redacted] = [Redacted] (rate buy down)

[Redacted] - [Redacted] = [Redacted] / [Redacted] = [Redacted]

Reviewer Comment (2021-08-02): Per [Redacted] compliance, because client allowed the borrower a shortage in points paid of [Redacted], as a result only [Redacted] discount paid were actually used to lower rate and only this amount [Redacted] were allowed to be excluded for points and fees testing.  This is the difference in [Redacted] calculation and client's testing.  Exception is still valid.

Buyer Comment (2021-07-29): Please see attached.
																		09/09/2021			1	A		OH	Primary	Refinance - Limited Cash-out GSE		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910580	RCKT2021500013			22933613			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Calculated fees are: Loan Discount Fee [Redacted]; Underwriting Fee [Redacted]; Processing Fee [Redacted]; Title-Settlement or Closing Fee [Redacted]; Tax Certification Fee [Redacted]; Title-Express Mail/Courier Fee [Redacted]; Title-Abstract/Title Search (paid to lender affiliate - [Redacted]; Title-Lenders Title Insurance [Redacted] (paid to lender affiliate - [Redacted]. QM points and fees total [Redacted] which exceeds the allowable total of [Redacted].
Reviewer Comment (2021-09-09): Cleared based on lender's attestation for undiscounted price which makes the discount points bona fide and eligible for exclusion.

Reviewer Comment (2021-09-02): Still valid

Buyer Comment (2021-08-31): Please see response provided to associated condition.

Reviewer Comment (2021-08-30): Please provide detail on base price for the undiscounted rate and LLPAs [Redacted] requires this information to determine the undiscounted price for the loan which is not a number explicitly disclosed with the loan file and must be calculated. On previous loans, the additional info has been provided which has assisted in getting to the bonafide excludable amount.

Buyer Comment (2021-08-16): The shortage referenced is incorrect. However, the shortage is to be applied to both borrowr selected rate as well as the undiscounted rate. Had they selected the undiscounted rate, the shortage would have been the same. Therefore, the bona fide buy down remains the same. Please see calculation below.

[Redacted] @ [Redacted]  + [Redacted] (LLPAs) - [Redacted] (shortage) = [Redacted] points

[Redacted] @ [Redacted] + [Redacted] (LLPAs) - [Redacted] (shortage) = [Redacted] points

[Redacted] - [Redacted] = [Redacted] (rate buy down)

[Redacted] - [Redacted] = [Redacted] / [Redacted] = [Redacted]

Reviewer Comment (2021-08-02): Per [Redacted] compliance, because client allowed the borrower a shortage in points paid of [Redacted], as a result only [Redacted] discount paid were actually used to lower rate and only this amount [Redacted] were allowed to be excluded for points and fees testing.  This is the difference in [Redacted] calculation and client's testing.  Exception is still valid.

Buyer Comment (2021-07-29): Please see attached.
																		09/09/2021			1	A		OH	Primary	Refinance - Limited Cash-out GSE	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910581	RCKT2021500040			22933616			Compliance	Compliance	Federal Compliance	TILA	Federal LO Compensation Dual Compensation Dodd Frank Test	Loan Originator Compensation: Dual compensation received from both a consumer and person other than consumer.	Mortgage Broker Fee paid by consumer was [Redacted] and [Redacted] paid by the lender.				Reviewer Comment (2021-09-09): PCCD corrected issue.	09/09/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910581	RCKT2021500040			22933617			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	Lender Credit decreased on the final Closing Disclosure issued on [Redacted] and a valid Change of Circumstance form was not provided. Required cure of [Redacted] was not provided.
Reviewer Comment (2021-10-21): [Redacted] received PCCD indicating cure, LOE, refund check, and proof of mailing.

Reviewer Comment (2021-10-17): Received cure package, Shipper does not yet have the package and RTC does not expire until [Redacted], unable to cure until [Redacted].

Buyer Comment (2021-10-14): [Redacted]: We cannot switch the fee back to A unfortunately as that would create a dual compenstaion exception. See a check and cure package curing the increased in Finance Charge & for the [Redacted] tolerance cure.

Reviewer Comment (2021-09-09): Loan rebaselined on [Redacted] with a specific lender credit of [Redacted].  The [Redacted] closing CD showed a specific lender credit reduced by [Redacted].  No VCC in loan file to explain reduction.  The PCCD, dated [Redacted] showed only a general lender credit in the amount of [Redacted].  The PCCD also showed a tolerance cure of [Redacted] this reducing the lender credit to [Redacted].  Provide cure in the amount of [Redacted].  Provide PCCD removing the tolerance cure and moving the general lender credit to the specific lender credit column with the appropriate adjustments to Section A fees to cure.  As this is a material exception the cure will need to include a new RTC along with proof of delivery, LOE, PCCD, and a copy of the refund check.

Reviewer Comment (2021-09-09): Exception Detail Updated from: TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted]  is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted]. ([Redacted])

Buyer Comment (2021-09-09): [Redacted]: On [Redacted] the loan amount decreased from [Redacted] to [Redacted], which decreased the lender credits available to apply to broker compensation.
																			10/21/2021		2	B		CA	Primary	Refinance - Limited Cash-out GSE	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910581	RCKT2021500040			23241037			Compliance	Compliance	Federal Compliance	TRID	TRID Zero Percent Tolerance Violation With Sufficient Cure - 130(b) Cure	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Mortgage Broker Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Sufficient or excess cure was provided to the borrower. Missing required remediation documentation to complete cure.	Cure for this exception has been included in cure noted in [Redacted] cure package. Exception will be cured on [Redacted] when RTC expires.				Reviewer Comment (2021-10-21): Cure for this exception has been included in cure noted in [Redacted] cure package. Exception will be cured on [Redacted] when RTC expires.		10/21/2021		2	B		CA	Primary	Refinance - Limited Cash-out GSE		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910582	RCKT2021500112			22933623			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	ECOA Valuations Rule (Dodd-Frank [Redacted]): Borrower waived right to receive a copy of the appraisal at least [Redacted] prior to closing, and appraisal was not provided at or before closing.	Borrowers signed Appraisal Waiver on [Redacted]. No documentation evidence found in file for Appraisal sent to borrower.
Reviewer Comment (2021-10-21): Cleared.  Requested documentation received.

Buyer Comment (2021-10-19): see attached

Reviewer Comment (2021-10-18): No documentation received as of this date.

Reviewer Comment (2021-09-09): We had the appraisal waiver which allows the lender to not comply with the [Redacted] prior to closing rule  However, we do not have evidence that the appraisal was in fact provided to the borrower.

Buyer Comment (2021-09-09): We provided an appraisal waiver. This means the borrwer waives the right to receive an appraisal. This condition should not have been cited for and should be cancelled all together

Reviewer Comment (2021-09-08): Proof borrower received appraisal prior to closing was not provided.

Buyer Comment (2021-09-08): see appraisal waiver attached
																		10/21/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910582	RCKT2021500112			22933625			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	The binding Lender Credit of [Redacted] is being reduced by a positive [Redacted] credit for increase in Closing Costs above legal limit. Reflected at the bottom of page 2 on the Final Closing Disclosure.
Reviewer Comment (2021-10-18): PCCD, letter to borrower, evidence of mailing and copy of the check was provided.  Exception cleared.

Buyer Comment (2021-10-15): Please see attached redisclosure package curing the issue. Please review to clear this condition.

Reviewer Comment (2021-09-08): [Redacted] CD has [Redacted] of [Redacted] lender credits satisfying a tolerance cure. This means that lender credits disclosed to the borrower have been reduced to [Redacted] and additional [Redacted] cure is need to satisfy tolerance cure.

Buyer Comment (2021-09-08): The final CD confirms the consumer received [Redacted] in lender credits, this is a match to the final LE which shows [Redacted]. Please clear this exception as it is not valid
																		10/18/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910582	RCKT2021500112			22933627			Credit	Loan Package Documentation	Loan File	Missing Document	Missing Document: Hazard Insurance Policy not provided		The Master / Blanket Hazard Insurance Policy is required.				Reviewer Comment (2021-09-08): Master policy was provided to satisfy exception . Exception cleared. Buyer Comment (2021-09-08): please see the master policy attached	09/08/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910583	RCKT2021500152			22933637			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Per the itemization of amount financed, the following fees were not included: Courier [Redacted], Title - Loan Title - In [Redacted], Recording Service [Redacted] and the Wire Fee [Redacted].does not include all of the fees tested in the compliance run. In addition, the lender utilized the Title - Notary which is not a finance charge so the Closing Disclosure does not reflect it is for a mobile notary. This results in the finance charge being under disclosed by [Redacted].
Reviewer Comment (2021-10-18): PCCD, letter to borrower, copy of check and proof of mailing provided.  Exception cleared.

Buyer Comment (2021-10-15): See attached client package with updated PCCD, UPS label, check copy and client letter and review to clear condition.

Reviewer Comment (2021-09-09): Good Morning - The issue is not the itemization itself.  the calculated finance charge is [Redacted] versus [Redacted] as reflected on the final closing disclosure as stated in the exception.  The following fees were not included in the finance charge calculation that was reflected on the CD per your itemization:  Courier, Loan Tie In, Recording Service and Wire fees.  The Closing Disclosure Addendum referred to in your last comment is just for the seller paid owner's title in the amount of [Redacted] which is not a finance charge and not included in the finance charge.  The exception still remains the same.

Buyer Comment (2021-09-04): Not accurate. Documentation provided is sufficient to perform a Finance Charge calculation. Please re-review. The Itemization of Amount Financed provides the Prepaid Finance Charge. The CD addendum shows fees paid by others not to be included. The finance charge is correct. Please clear this condition.

Reviewer Comment (2021-09-02): Itemization of fees does not match the final CD and finance charge amount. nothing provided to clear

Buyer Comment (2021-09-01): Please see CD Addendum and IOAF attached.  The CD addendum fees paid by others is not to be included.  Finance charge is correct.

Reviewer Comment (2021-08-30): Fees were disclosed on final CD. Itemization of fees incorrectly disclosed inaccurate finance charge.  Exception is still valid.

Buyer Comment (2021-08-23): Final signed CD is attached and shows these fees were disclosed.  Please review to clear condition.
																		10/18/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910583	RCKT2021500152			22933638			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	Independent Third Party source of the employer's telephone number was not found on the co-borrower's Verbal Verification of Employment. In addition, employment should have been confirmed with a third party versus the borrower who is the owner of the company.				Reviewer Comment (2021-08-23): Client provided acceptable source document to satisfy the exception. Buyer Comment (2021-08-23): [Redacted] search verifying phone number of employer is attached. Please review to clear condition.	08/23/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910583	RCKT2021500152			22933639			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Documentation was not found to verify the property taxes for the property at [Redacted]. Only page 1 of 19 was found for the Property Detail Report dated [Redacted].				Reviewer Comment (2021-08-23): Client provided updated document to satisfy exception.	08/23/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910584	RCKT2021500007			22933642			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Although the re-disclosure history indicates changes on [Redacted] and [Redacted], a corresponding Closing Disclosure was not found. A tolerance cure would be required due to the increase in discount points as shown on the [Redacted] Closing Disclosure which is the last one prior to the final Closing Disclosure.
Reviewer Comment (2021-10-22): Evidence package was shipped provided.  Exception cleared.

Reviewer Comment (2021-10-21): [Redacted] received PCCD, LOE, Copy of check displaying the Cure for the correct amount, However the Shipping label shows label created.

Buyer Comment (2021-10-21): please see redisclosure to cure both issues attached

Reviewer Comment (2021-10-19): Cure required is [Redacted].  At closing the consumer paid full price for LDP and then lost all but [Redacted] in Lender Credit.  To make the borrower whole, the cure required is [Redacted].  [Redacted] for LDP and [Redacted] for Lender Credit cure.

Reviewer Comment (2021-10-19): [Redacted] Disagree. Total Cure of [Redacted] is required to cure this and Lender Credit Exception.

Buyer Comment (2021-10-18): Please confirm you agree with a total cure of [Redacted] to resolve this issue and the other exception. This is the highest lender credit offered for the [Redacted] rate at [Redacted] and where the "high water" baseline would be set.

Reviewer Comment (2021-09-09): This was escaladed as requested.  A revised CD is not required if a change occurs but the fees do not negatively affect the borrower.  the rate may have been reduced which is a positive for the borrower, but their credit is reduced which is not - therefore a LE/CD is required.  Since the CD/LE was not issued at the time of change, tolerance violations cannot be cured.

Reviewer Comment (2021-09-09): [Redacted] received the Interest Rate disclosures which is acceptable for Change. However on [Redacted] CD Loan Discount point disclosed is [Redacted] of which Buyer Paid is [Redacted] and Lender Paid is [Redacted]. On [Redacted] CD Loan Discount point is [Redacted] and the whole [Redacted] is paid by buyer. Hence Loan Discount point paid by buyer increased from [Redacted] on [Redacted] CD to [Redacted]. For this increase of  Loan Discount point on [Redacted] CD there is no valid COC or interest rate disclosure provided. Please provide valid COC or any other valid document stating why the  Loan Discount point increased.

Buyer Comment (2021-09-08): Please see the [Redacted] and [Redacted] interest rate disclosures. LE's and CD's are not required for every change, in this case, the IRD's attached redisclosed the changes to the consumer. Please escalate this for review to be cleared

Reviewer Comment (2021-09-08): Revised Closing Disclosures are required to be provided to the Borrower's when increasing discount points  Exception remains.

Reviewer Comment (2021-09-07): On [Redacted] dtd  CD Loan discount point is [Redacted] of which Buyer paid is [Redacted] and lender paid is [Redacted]. On CD dtd  [Redacted] Loan Discount points buyer paid increased from [Redacted] to [Redacted]. No valid COC available for increase of  Loan Discount points paid by buyer on [Redacted]. Please provide valid COC or a cure is required. Cure consists of corrected CD, LOE to borrower, proof of mailing, and copy of refund check.

Buyer Comment (2021-09-03): Please see [Redacted] and [Redacted] for the disclosures provided for these CIC's. Guidelines do not require CD's be sent for this. Please review to clear this condition as this meets guidelines.

Reviewer Comment (2021-08-19): [Redacted] received the COC. However On [Redacted] CD, LDP borrower paid is [Redacted] at discount point [Redacted], However it increased on final CD dtd [Redacted] to [Redacted] inspite of decrease in discount points. There is no valid COC for the same. Please provide valid COC or Cure. Cure consists of corrected CD, LOE to borrower, proof of mailing, and copy of refund check.

Buyer Comment (2021-08-18): see attached which confirms this was the result of a change in interest rate
																		10/22/2021			1	A		RI	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910584	RCKT2021500007			22933644			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	Although the re-disclosure history indicates changes on [Redacted] and [Redacted], a corresponding Closing Disclosure was not found. A tolerance cure would be required due to the reduction in the lender credit from [Redacted] to [Redacted] as shown on the [Redacted]Closing Disclosure which is the last one prior to the final Closing Disclosure.
Reviewer Comment (2021-10-22): Evidence pkg was shipped provided.  Exception cleared.

Reviewer Comment (2021-10-21): [Redacted] received PCCD, LOE, Copy of check displaying the Cure for the correct amount, However the Shipping label shows label created.  Checked UPS website for tracking information and on this date, the search confirms label has been printed but has not yet shipped.

Buyer Comment (2021-10-21): please see redisclosure attached to the other exception to cure both issues

Reviewer Comment (2021-10-19): Cure required is [Redacted].  At closing the consumer paid full price for LDP and then lost all but [Redacted] in Lender Credit.  To make the borrower whole, the cure required is [Redacted].  [Redacted] for LDP and [Redacted] for Lender Credit cure.

Buyer Comment (2021-10-18): Please confirm you agree with a total cure of [Redacted] to resolve this issue and the other exception. This is the highest lender credit offered for the [Redacted] rate at [Redacted] and where the "high water" baseline would be set.

Reviewer Comment (2021-09-09): Comment: This was escaladed as requested. A revised CD is not required if a change occurs but the fees do not negatively affect the borrower. the rate may have been reduced which is a positive for the borrower, but their credit is reduced which is not - therefore a LE/CD is required. Since the CD/LE was not issued at the time of change, tolerance violations cannot be cured.

Buyer Comment (2021-09-08): Please see the response to the other citation which should satisfy this exception as well

Reviewer Comment (2021-09-08): Revised Closing Disclosures are required to be provided to the Borrower's when reducing Lender Credits.  Exception remains.

Buyer Comment (2021-09-03): Please see [Redacted] and [Redacted] for the disclosures provided for these CIC's. Guidelines do not require CD's be sent for this. Please review to clear this condition as this meets guidelines.

Reviewer Comment (2021-08-23): CD's for [Redacted] and [Redacted] were not provided for review.

Buyer Comment (2021-08-18): see attached which confirms this was the result of a change in interest rate
																		10/22/2021			1	A		RI	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910585	RCKT2021500036			22933654			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	The lender credit is less that the previous amount disclosed, and there is no valid change of circumstance or cure provided.
Reviewer Comment (2021-10-13): [Redacted] received  Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD.

Reviewer Comment (2021-10-05): Client states that reason for reduction of lender credits are due to reductions of recording fee.  This is not allowed per TRID.  Lender Credit must be reduced by pricing change or a principal reduction is required for [Redacted].  Either were not provided and a cure for [Redacted] is needed.

Buyer Comment (2021-10-04): [Redacted]: please review [Redacted], as those are the CD addendums showing the credit on these fees is a tolerance cure for the fee increasing above tolerance, but on [Redacted] and [Redacted] and [Redacted], the total charge for recording fees decreased which caused the required tolerance cure to decrease as the decreasing less and less above tolerance. No valid cic is required because this is a tolerance cure to begin with.

Reviewer Comment (2021-09-03): The Credit given for the recording fee was reduced from [Redacted] on [Redacted] to [Redacted] on [Redacted] to [Redacted] on [Redacted] without valid reason for reduction of credit.  Please provide valid COC for reduction of this credit on each date to confirm reduction of credit with violation.

Reviewer Comment (2021-09-03): Exception Detail Updated from: TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted]. ([Redacted])

Reviewer Comment (2021-09-02): no comments or upload to review

Buyer Comment (2021-09-01): [Redacted]: Attached are the CD addendums that disclose the tolerance amount reflected on the recording fee is ONLY a tolerance cure and not a lender credit on each of the different CD's mentioned in this exception. So if the recording fee decreases the amount that is required by regulation for us to cure also goes down, because this credit is a tolerance credit not a lender credit.

Reviewer Comment (2021-09-01): Closing costs paid by others on [Redacted] CD was [Redacted]. [Redacted] on [Redacted] CD and [Redacted] on [Redacted] CD. Broker comp was [Redacted] on each CD and therefore lender credits were reduced on each CD.  No cure or valid change of circumstance was provided.

Buyer Comment (2021-08-31): [Redacted]: Lender credit on both [Redacted] and [Redacted] CD is greater than total shown on [Redacted], no decreases of lender credit occurred on those dates.

Reviewer Comment (2021-08-30): It is noted that change in lender credits on [Redacted] has valid changed circumstance but lender credits also were reduced on [Redacted] and [Redacted] without valid changed circumstances.
																			10/13/2021		2	B		CA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910585	RCKT2021500036			22933657			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Recording Fees increased without a valid change of circumstance or cure.
Reviewer Comment (2021-10-13): [Redacted] received: Letter of Explanation, Proof of Mailing, Copy of Refund Check, and Corrected PCCD.

Reviewer Comment (2021-10-08): [Redacted] agree the Subordination agreement executed on [Redacted]. However, subordination was already showing at the time of application and not disclosed to borrower initially. Moreover, Recording fee increased on CD dated [Redacted] [Redacted] from [Redacted] and after that again increased on CD dated [Redacted] [Redacted] from [Redacted]. Please provide valid COC with additional information as to why the fee increased on CD dated [Redacted] & [Redacted] or provide cure documents.

Buyer Comment (2021-10-08): [Redacted]: See the attached subordination agreement signed on [Redacted], once we received the document on [Redacted] we increased the recording fee for the amount of pages that needed to be recorded.

Reviewer Comment (2021-08-30): Valid changed circumstance was not provided for increases in recording fee on [Redacted] and [Redacted].
																			10/13/2021		2	B		CA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910587	RCKT2021500050			22933664			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Loan is to be securitized. Secondary valuation is missing.; Sec ID: 2		The file is missing a copy of the secondary valuation required for securitization purposes.				Reviewer Comment (2021-10-04): CDA provided. Exception cleared Buyer Comment (2021-10-01): Please see attached CDA confirming property value.	10/04/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		D	A	C	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910587	RCKT2021500050			22933674			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___	Missing insurance verification for [Redacted] to verify PITI				Reviewer Comment (2021-10-04): Property is vacant land. Exception cleared Buyer Comment (2021-10-01): Please see attached property search from lexis nexis. This is a vacant lot and as such there is no HOI. Please review to clear this condition.	10/04/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		D	A	C	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910587	RCKT2021500050			22933675			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	- ___ ___ ___ ___	Missing statement, insurance and tax verification for [Redacted] to verify PITI. Missing insurance verification for [Redacted] and [Redacted] to verify PITI. Missing verification of other (or HOA) payment of [Redacted]to verify PITI for [Redacted].
Reviewer Comment (2021-10-21): Letter from CPA states that [Redacted]
is a commercial property.  PER CPA EMAIL:   [Redacted] did a refi on his house to get cash out to pay the bills for a failed grocery store called [Redacted] located on [Redacted].  This interest is traceable to the activity and deductible by the activity as interest expense.  The mortgage interest listed on his Schedule A is for [Redacted] and [Redacted].  Since you can only deduct interest related to [Redacted] in mortgage debt that interest in limited under IRC sec 163.  There is no limits related to a rental activity.

[Redacted]

Reviewer Comment (2021-10-18): 1.  Still do not have evidence the property at [Redacted] is in fact in the name of the Trust.  As indicated, it was not possible to determine if the property is in a trust based on the Property History Report that was provided at that time.  Note:  If not in the name of the Trust, further documentation will be needed for the mortgage interest reporting on Schedule E.  It is noted the borrower's explanation that the mortgage interest reported is actually income from rent.  However, this does not make sense as Schedule E are already reporting Rents received in the amount [Redacted].  2.  [Redacted] - [Redacted] a month HOA Dues as reported on the loan application will be utilized in qualifying since supporting documentation not provided to verify there are no HOA Dues.

Buyer Comment (2021-10-15): Please see attached LOX from the borrower explaining why there is interest reported on this property. This is technically not interest for this property, it is from his primary. He does this so the interest can be tax deductable. Regarding an updated 1003, this is not required if the DIT is within [Redacted]. Please review to clear this condition.

Reviewer Comment (2021-10-05): 1)  Tax bill for [Redacted] received, however it is in the name of the borrowers versus a trust.  Additionally, the Property History Report provided reflects the seller as [Redacted] on [Redacted] and the Buyer/Seller for sale dates of [Redacted] and [Redacted] are missing.  Please provide verification that this property is held in a trust.  2)  For the exception for [Redacted], please provide a corrected 1003 with additional documentation such as [Redacted] showing no HOA fees would clear that exception.

Buyer Comment (2021-10-04): Please see attached property taxes for [Redacted]. Please see also confirming this property is held in a trust. This is sufficient evidence that any mortgage obligation would be that of a trust. Regarding [Redacted], the [Redacted]/month expense was entered by mistake. There are no additional monthly expense for this property . The resulting impact to the DTI is within the [Redacted] threshold and therefore no additional documents are required. Please review to clear this condition.

Buyer Comment (2021-10-04): [Redacted] responded to an email escalation with the following:

Tax and insurance expenses were not documented for [Redacted].
Documentation to confirm [Redacted] is owned free and clear was missing.  [Redacted] Schedule E lists property with no tax or insurance expense however, mortgage interest was claimed.  Additionally, final 1003 shows
[Redacted] additional payment on [Redacted]. Documentation to confirm [Redacted]
HOA or additional housing expense on [Redacted] was not provided for review.

Buyer Comment (2021-10-01): This is not a valid exception. If a property is owned free and clear, we do not need to verify HOI. For each property the appropriate documentation has been provided. Please re-review. If needed escalate to Stephanie.
																		10/21/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		D	A	C	A	A	A	D	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910588	RCKT2021500053			22933678			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Lender Credit Tolerance Violation	TILA-RESPA Integrated Disclosure: Zero Percent Tolerance exceeded for Lender Credits. Final Lender Credit of [Redacted] is less than amount of binding Lender Credit previously disclosed in the amount of [Redacted].	Changed circumstance for decreased lender credits on [Redacted] or proof of cure to the borrower was not found in file.				Reviewer Comment (2021-09-08): Valid COC for lender credits was provided to clear exception. Buyer Comment (2021-09-07): Please see the Re-Disclosure History on [Redacted] of the loan. There was a valid CIC on [Redacted] because the appraised value came back lower than expected which caused the LTV to increase above [Redacted]. This was disclosed to the borrower in good faith on [Redacted].	09/08/2021			1	A		CA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910588	RCKT2021500053			22933679			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	[Redacted] fees will only re-baseline if the cumulative total of fees exceed [Redacted]. On this loan, the recording fee increased by less than [Redacted] on [Redacted] from [Redacted] to [Redacted] and [Redacted] fess will not re-baseline to increased fee. The final increase of fee to [Redacted] requires [Redacted] cure based on initial baseline of [Redacted].				Reviewer Comment (2021-09-09): Documentation received verifying a cure was provided to the borrower in the amount of [Redacted]. Buyer Comment (2021-09-08): Please see the PCCD and the refund check uploaded on [Redacted]		09/09/2021		2	B		CA	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910588	RCKT2021500053			22933680			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Finance Charge disclosed is [Redacted]. Calculated finance charge is [Redacted]. Itemization of Amount Financed disclosed to borrowers included appraisal management fee in finance charge. Appraisal Management fee does not appear to be an affiliate fee.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): Please see the NORTC Reviewer Comment (2021-09-09): Please provide a new Right to Rescind verifying the rescission period is opened as required due to the re-disclosure. Buyer Comment (2021-09-08): Please see the PCCD and the refund check uploaded on [Redacted]	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910588	RCKT2021500053			22933681			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Amount Financed	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an Amount Financed that was not within tolerance of the actual amount financed for the loan.	Amount financed variance of [Redacted] due to appraisal management fee including in Amount Finance Disclosed to borrower.				Reviewer Comment (2021-09-30): Received required documentation. Cleared. Buyer Comment (2021-09-29): Please see the NORTC Reviewer Comment (2021-09-09): Please provide a new Right to Rescind verifying the rescission period is opened as required due to the re-disclosure. Buyer Comment (2021-09-08): Please see the PCCD and the refund check uploaded on [Redacted]	09/30/2021			1	A		CA	Primary	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910642	RCKT2021500055			22933687			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.				Reviewer Comment (2021-09-20): Received required documentation. Cleared. Buyer Comment (2021-09-17): Please see attached proof of appraisal delivery and review to clear condition.	09/20/2021			1	A		KS	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910642	RCKT2021500055			22933688			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Client disclosed Amount finance of [Redacted] on Final CD but itemization shows amount finance of [Redacted]. [Redacted] calculated Amount Finance of [Redacted].
Reviewer Comment (2021-10-18): Proof of mailing provided.  Exception cleared.

Buyer Comment (2021-10-15): Please see attached proof of delivery. Please review to clear this condition.

Reviewer Comment (2021-10-13): [Redacted] received Corrected CD, LOE to borrower, copy of refund check for underdisclosure and proof of mailing.  However, the [Redacted] tracking does not reflect hte package has been picked up by carrier yet.  Please provide proof when package is picked up by [Redacted] to finalize exception.

Buyer Comment (2021-10-12): Please see attached redisclosure package curing the issue. Please review to clear this condition.

Reviewer Comment (2021-10-04): Received the letter from Informative Research for the [Redacted] "bundled" package for the Verification Fee on the final CD.  Without a breakdown of the services performed on this loan and the individual amount attributed to the service, the entire amount has to be included as some fees within the bundled package are in fact finance charges.  It is noted that at a minimum the Flood Cert was in fact performed by Informative Research of which is (or the life of loan portion) therefore, is a finance charge.  Unable to determine what other services were performed on this loan.

Buyer Comment (2021-10-01): [Redacted] is including [Redacted] fee in the prepaid finance charges which without explanation is understandable. Please see attached letter explaining what these fees are for. The [Redacted] fee can be excluded. With this fee excluded the Finance Charge is within the [Redacted] tolerance as this is a purchase transaction. Please review to clear this condition.

Reviewer Comment (2021-09-20): Revised Closing Disclosure not provided as of this date.
																		10/18/2021			1	A		KS	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910643	RCKT2021500060			22933694			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Loan Discount Points. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Loan Discount Points increased from [Redacted] to [Redacted]. A valid Change of Circumstance or required cure of [Redacted] was not provided.
Reviewer Comment (2021-09-08): Received printout from lender's LOS system.  Evidences increase in mortgage amount from [Redacted] to [Redacted] on [Redacted] which corresponds with the documentation in the file.

Reviewer Comment (2021-09-02): [Redacted] received System snip for increased in loan amount. However, it does not have loan# and Borrower name on it.  Can you please provide COC which reflect Borrower name and Loan# along with increased in loan amount information on it.

Buyer Comment (2021-09-01): Please see attached CIC for the increase to the discount points. The loan amount increased by [Redacted]. As a result this fee increased. Please review to clear this condition.
																		09/08/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910643	RCKT2021500060			22933695			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Appraisal increased from [Redacted] to [Redacted]. A valid Change of Circumstance or required cure of [Redacted] was not provided.
Reviewer Comment (2021-10-20): [Redacted]  Received a legible copy of check [Redacted] dated [Redacted] and also received the proof that Borrower has received the check and encashed it. This confirms the required cure is provided.

Buyer Comment (2021-10-19): Please see attached copy of the cashed check confirming the borrower received it and cashed it. Please review to clear this condition.

Reviewer Comment (2021-10-18): [Redacted] received PCCD, LOE, copy of refund check and mailing label. However Check dated [Redacted] is not clear only a part of the check is scanned  at the bottom authorized signatory sign not visible. Please provide complete scanned copy of check. Proof of mailing of [Redacted] check is pending and Tracking status of mailing label of check dated [Redacted] is showing as label created but not picked for shipping. Please provide provide complete scanned copy of check dated [Redacted] and  proof of mailing of both the checks.

Buyer Comment (2021-10-17): Please see attached additional redisclosure package curing the second appraisal fee increase. Please review to clear this condition.

Reviewer Comment (2021-10-05): [Redacted] Received PCCD dated [Redacted] along with Copy of Check and LOE however please provide proof of mailing for the same. Also provided cure of [Redacted] is insufficient as Appraisal Fee increased on LE dated [Redacted] and Appraisal Additional Fee for value is added on CD dated [Redacted] total cure of [Redacted] is required. Please provide valid COC or provide cure documents for additional cure of [Redacted].

Buyer Comment (2021-10-04): Please see attached redisclosure package curing the issue.
																			10/20/2021		2	B		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910643	RCKT2021500060			22933696			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Documentation to support that the borrower received a copy of the Appraisal within [Redacted] prior to consummation was not provided.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Buyer Comment (2021-10-04): Please see attached confirming when the appraisal was delivered to the borrower. Reviewer Comment (2021-09-02): Exception remains, appraisal valuation receipt was not provided. Buyer Comment (2021-09-01): The appraisal was completed [Redacted]. Applying the mailbox rule would dictate that the borrowr received a copy of the appraisal by [Redacted]. The loan closed [Redacted] which is well outside of [Redacted] before closing. Please review to clear this condition.	10/05/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910645	RCKT2021500087			22933710			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Will Have Escrow - Monthly Escrow Payment	TILA-RESPA Integrated Disclosure - Loan Disclosures: Final Closing Disclosure provided on [Redacted] did not disclose the Monthly Escrow Payment.	Page 1 of the Final CD dated [Redacted] reflects "In Escrow" as "No" for both the Property Taxes and Homeowner's Insurance, however page 4 Indicates the Borrower "Will Have" an escrow account. The "Escrowed Property Costs over Year 1" was also left blank.
Reviewer Comment (2021-10-22): Revised PCCD was provided to satisfy exception.

Buyer Comment (2021-10-22): Please see attached.,

Reviewer Comment (2021-10-22): Document uploaded on [Redacted] at [Redacted] still has incorrect [Redacted].  Box "will not have an escrow account" section was not completed.   Exception not cleared.

Buyer Comment (2021-10-22): Please see attached CD correctly disclosing the non escrowed costs in the correct section.

Reviewer Comment (2021-10-22): Received PCCD dated [Redacted].  [Redacted] is still incorrect.  Although the box for will have an escrow account was removed, a dollar amount of [Redacted] was still reflected in this section and should be removed or reflect [Redacted].  Additionally, the box for will not have an escrow account because you declined it was not marked and Estimated Property Costs over Year 1 of [Redacted] should be reflected in that section.  Please provided corrected PCCD.

Buyer Comment (2021-10-21): Please see attached redisclosure package correcting the issue. Please review to clear this condition.

Reviewer Comment (2021-10-12): Receipt of revised CD not provided as of this date

Reviewer Comment (2021-09-09): [Redacted] of the final CD is correct.  [Redacted] of the final CD signed by the borrowers on [Redacted] has the box marked that the loan will have an escrow account.  The box for Will not have an escrow account because you declined it or your lender does not offer one should have been marked and the Estimated Property Costs over Year 1 in that section should have been completed.

Buyer Comment (2021-09-07): Please re-review. [Redacted] correctly discloses that neither taxes or insurance are included in escrow. [Redacted] correctly discloses that the borrower will not have an escrow account. There is no issue here. Please review to clear this condition.
																			10/22/2021		2	B		MD	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910645	RCKT2021500087			22933711			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Will Have Escrow Account	TILA-RESPA Integrated Disclosure - Loan Disclosures: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether the loan will have an escrow account.	Page 1 of the Final CD dated [Redacted] reflects "In Escrow" as "No" for both the Property Taxes and Homeowner's Insurance, however page 4 Indicates the Borrower "Will Have" an escrow account.
Reviewer Comment (2021-10-22): Revised PCCD was provided to satisfy exception.

Reviewer Comment (2021-10-22): Document uploaded on [Redacted] at [Redacted] still has incorrect [Redacted].  Box "will not have an escrow account" section was not completed.   Exception not cleared.

Buyer Comment (2021-10-22): response provided on associated condition

Reviewer Comment (2021-10-22): Received PCCD dated [Redacted].  [Redacted] is still incorrect.  Although the box for will have an escrow account was removed, a dollar amount of [Redacted] was still reflected in this section and should be removed or reflect [Redacted].  Additionally, the box for will not have an escrow account because you declined it was not marked and Estimated Property Costs over Year 1 of [Redacted] should be reflected in that section.  Please provided corrected PCCD.

Buyer Comment (2021-10-21): Redisclosure package provided on associated condition.

Reviewer Comment (2021-10-12): Cleared in error.  Revised CD not received as of this date.

Reviewer Comment (2021-10-12): Revised CD not provided as of this date.
																			10/22/2021		2	B		MD	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910645	RCKT2021500087			22933712			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Will Not Have Escrow Account	TILA-RESPA Integrated Disclosure - Loan Disclosures: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether the loan will have an escrow account.	Page 1 of the Final CD dated [Redacted] reflects "In Escrow" as "No" for both the Property Taxes and Homeowner's Insurance, however page 4 Indicates the Borrower "Will Have" an escrow account.
Reviewer Comment (2021-10-22): Letter of Explanation & Corrected Closing Disclosure

Reviewer Comment (2021-10-22): Received PCCD dated [Redacted].  [Redacted] is still incorrect.  Although the box for will have an escrow account was removed, a dollar amount of [Redacted] was still reflected in this section and should be removed or reflect [Redacted].  Additionally, the box for will not have an escrow account because you declined it was not marked and Estimated Property Costs over Year 1 of [Redacted] should be reflected in that section.  Please provided corrected PCCD.

Buyer Comment (2021-10-21): Please see attached redisclosure package correcting the issue. Please review to clear this condition.

Reviewer Comment (2021-10-12): Revised CD not received as of this date
																			10/22/2021		2	B		MD	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910645	RCKT2021500087			22933713			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Documentation to support that the lender provided a copy of the appraisal report to the borrowers at least three business days prior to consummation was not provided.				Reviewer Comment (2021-10-12): Evidence receipt of appraisal provided. Exception cleared. Buyer Comment (2021-10-08): Please see attached email from the broker to the borrower providing the appraisal on [Redacted].	10/12/2021			1	A		MD	Primary	Refinance - Cash-out - Other		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910645	RCKT2021500087			22933714			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	Notice of Right To Cancel Not Provided to All Required Parties	Truth in Lending Act: Notice of Right to Cancel was not signed by all parties whose ownership interest is or will be subject to the security interest.	The redisclosed Right to Cancel with updated rescission date of [Redacted] is not signed by the borrower(s) and confirmation of receipt is not verified. It is noted that the Right to Cancel with rescission date of [Redacted] was signed by the borrowers at closing.				Reviewer Comment (2021-10-22): Cleared. Acceptable documentation provided. Buyer Comment (2021-10-21): Please review the cover letter for the re-opened ROR sent to the borrowers. This is dated [Redacted] and with the mailbox rule this timing requirement is met. Please review to clear this condition. Reviewer Comment (2021-10-12): Documentation not provided as of this date	10/22/2021			1	A		MD	Primary	Refinance - Cash-out - Other	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910645	RCKT2021500087			22933715			Compliance	Compliance	State Compliance	Misc. State Level	Maryland Mortgage Lending Regulations (Disclosure of Taxes and Insurance Not Provided Timely)	[Redacted] Mortgage Lending Regulations: Disclosure on responsibility for payment of taxes and insurance not provided to borrower within [Redacted] of application or [Redacted] prior to closing.	The Waiver of Escrow was provided at closing on [Redacted] which is not within [Redacted] of application or three business days prior to closing.				Reviewer Comment (2021-10-22): Cleared. Acceptable documentation received. Buyer Comment (2021-10-21): Please see attached notice to waive escrow prior to closing.	10/22/2021			1	A		MD	Primary	Refinance - Cash-out - Other		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910648	RCKT2021500111			22933724			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Estimated costs over one year would include tax expenses, hazard insurance and HOA. This amounts add up to [Redacted] per month or [Redacted] annually. Final CD disclosed [Redacted]. Which only included taxes and HOA.				Reviewer Comment (2021-09-17): Received required documentation. Cleared. Buyer Comment (2021-09-13): See attached UPS Label, Client letter and PCCD and review to clear condition. Reviewer Comment (2021-08-30): Costs over one year on final CD did not include expenses for insurance. Please provided revised PCCD with proof issued to borrower to satisfy exception. Buyer Comment (2021-08-19): Amount is accurate based upon [Redacted] for tax, [Redacted] for HOI and [Redacted] for wall ins policy, please review the documentation included in the images sent	09/17/2021			1	A		UT	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910648	RCKT2021500111			22933725			Compliance	Compliance	Federal Compliance	TRID	TRID Seller Closing Disclosure Contains Fees not reflected on Consumer's Final Closing Disclosure	TILA-RESPA Integrated Disclosure: the Seller's final CD contained fees not reflected on the consumer's CD.	.				Reviewer Comment (2021-09-17): Received required documentation. Cleared.	09/17/2021			1	A		UT	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910649	RCKT2021500116			22933728			Credit	Credit	Credit Documentation	Missing Document	Missing Document: Credit Report not provided						Reviewer Comment (2021-09-01): Credit Report was provided to satisfy exception.	09/01/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910649	RCKT2021500116			22933729			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Credit History	Ability to Repay (Dodd-Frank [Redacted]): Unable to verify debt obligations using reasonably reliable third-party records.	Result of missing credit report.				Reviewer Comment (2021-09-01): Credit Report was provided to satisfy exception.	09/01/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910649	RCKT2021500116			22933730			Compliance	Compliance	Federal Compliance	ATR/QM	NonQM ATR	Ability-to-Repay (Dodd-Frank [Redacted]): General Ability-to-Repay requirements not satisfied.	Result of missing credit report.				Reviewer Comment (2021-09-01): Credit Report was provided to satisfy exception.	09/01/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910649	RCKT2021500116			22933731			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	Due to missing credit report				Reviewer Comment (2021-09-01): Credit Report was provided to satisfy exception.	09/01/2021			1	A		SC	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM status	D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910649	RCKT2021500116			22933732			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Required Credit Report Not Provided to Evidence Debts	Qualified Mortgage (Dodd-Frank [Redacted]): The loan file does not contain a Credit report to evidence the consumers outstanding liabilities.	Not located in file				Reviewer Comment (2021-09-01): Credit Report was provided to satisfy exception.	09/01/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910649	RCKT2021500116			22933733			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Required Credit Report Not Provided to Evidence Debts	Qualified Mortgage (Dodd-Frank [Redacted]): The loan file does not contain a Credit report to evidence the consumers outstanding liabilities.	Not located in file				Reviewer Comment (2021-09-01): Credit Report was provided to satisfy exception.	09/01/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910649	RCKT2021500116			22933734			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Flood Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.				Buyer Comment (2021-10-05): [Redacted]: We disclose the item as "other" because its a more consumer friendly method to disclose it this way, and it is of our opinion that this meets regulation and the consumer can review [Redacted] for more specifics about the situation. Reviewer Comment (2021-08-12): Disclosed as other. Format issue EV2 per OC			10/05/2021	2	B		SC	Primary	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910649	RCKT2021500116			22933735			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Loan Estimate Timing Electronically Provided	TILA-RESPA Integrated Disclosure: Loan Estimate not delivered to Borrower(s) within [Redacted] of application. Initial Loan Estimate dated [Redacted] was electronically provided without or prior to borrower's consent to receive electronic disclosures. Failure to comply with the provisions of the E-Sign Act and failure to provide good faith estimate of fees timely may result in additional fee tolerance violations.	LE sent electronically
Reviewer Comment (2021-09-09): Exception has been cleared.

Buyer Comment (2021-09-07): As previously stated the client is not able to be provided the Loan Estimate without first econsenting, please escalate to the highest compliance levels as this has been discussed with [Redacted] previously and [Redacted] has been approving loans of this nature for years. Attached is our econsent process which, once again, does not allow the client to view the document without first econsenting, therefore they were not provided anything prior to econsent.

Reviewer Comment (2021-09-03): The E-consent should be provided before electronic documents can be sent.

Buyer Comment (2021-09-02): [Redacted]: The online portal is the clients mailbox if you will, the Loan Estimate was provided within [Redacted] of application to the clients mailbox, and available to them after they e-consent. Client is not able to view the Loan Estimate prior to e-consent. Once e-consent is achieved, the LE can be viewed by the client, therefore no e-sign act was violated.
																		09/09/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910649	RCKT2021500116			22933736			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	HOA documents are missing for [Redacted].				Reviewer Comment (2021-09-20): Received required documentation. Cleared.	09/20/2021			1	A		SC	Primary	Refinance - Rate/Term		D	B	D	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910650	RCKT2021500129			22933741			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - [Redacted] Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final CD disclosed the Amount of Non-Escrowed Property Costs over Year 1 as [Redacted] on page 4; however the annual taxes are [Redacted] and the Hazard payment is [Redacted] per year for a total of [Redacted]. Final CD reflects Estimated Taxes, Insurance & Assessments of [Redacted] monthly, correct amount is [Redacted]. Provide a post-close CD correcting the Escrow Account section on page 4 and Estimated Taxes, Insurance & Assessments on page 1; and a copy of the letter of explanation letter sent to the borrower disclosing the changes made.
Reviewer Comment (2021-10-13): Added additional Earthquake Insurance.  Exception removed.

Reviewer Comment (2021-09-09): PCCD is not accurate.  There are actually two additional parcels that were not considered per the Tax Certificate in the file.  Taxes:  [Redacted] a years, [Redacted] and [Redacted] for total taxes of [Redacted] / [Redacted] = [Redacted] a month.

Buyer Comment (2021-09-08): Please see attached Redisclosure package curing the issue. However, it is agreed the Non-Escrowed costs were incorrect. The amounts in the exception are not accurate. The annual Taxes are [Redacted] when including figures from [Redacted]  of the tax cert. HOI has also been updated to reflect an annual policy of [Redacted]. Taxes are [Redacted]/month and HOI is [Redacted]/month. The totals on [Redacted] of the CD as well as [Redacted] have been updated. Please review to clear this condition.
																		10/13/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910650	RCKT2021500129			22933742			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Tax Service Fee (Life Of Loan). Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	No cure for tolerance violations				Reviewer Comment (2021-09-09): Received Change of Circumstance from [Redacted]. Buyer Comment (2021-09-08): Please see attached pricing for th [redacted]. It is tied to the loan amount and this CIC is the same date a the [redacted]. The increase to the loan amount increased both the [redacted] and [redacted]. Please review to clear this condition.	09/09/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910650	RCKT2021500129			22933744			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Mortgage Broker Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Mortgage Broker Fee was not disclosed on Loan Estimate. File does not contain a valid COC for this fee, nor evidence of cure. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-09-09): Received Change of Circumstance from [Redacted]. Buyer Comment (2021-09-08): Citation is incorrect. The initial LE disclosed [Redacted] as the broker comp. However, there was a CIC for this increasing on the Initail CD. Please see attached CIC from [Redacted] showing the loan amount increased. This is a valid CIC for the increase to the Broker Comp. Please review to clear this condition.	09/09/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910652	RCKT2021500135			22933758			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Tax Service Fee (Life Of Loan). Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Credit Report Fee was last disclosed as [Redacted] and disclosed as [Redacted] on Final Closing Disclosure. File does not contain a valid COC for this fee, nor evidence of cure in file. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-09-07): [Redacted] received valid COC with reason loan amount change for tax service fee increased. Buyer Comment (2021-09-04): The LOL Tax service is related to the loan amount. Please see breakdown of the pricing as well as the CIC for the date the loan amount increased. It increases [Redacted] for every [Redacted] over [Redacted]. Please review to clear this condition.	09/07/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910652	RCKT2021500135			22933759			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-10-13): Received required documentation. Cleared. Buyer Comment (2021-10-11): See attached title policy and review to clear condition.	10/13/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910654	RCKT2021500145			22933761			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	The calculated finance charge of [Redacted] exceeds the disclosed finance charge of [Redacted] by [Redacted].				Reviewer Comment (2021-10-13): New RtoR and cover letter to borrower provided. Exception cleared. Buyer Comment (2021-10-12): See attached ROR and review to clear condition. Reviewer Comment (2021-09-09): Please provide a new Right to Rescind verifying the rescission period is opened as required due to the re-disclosure. Buyer Comment (2021-09-08): Please see PCCD and refund check to the borrower.	10/13/2021			1	A		CA	Primary	Refinance - Rate/Term	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910654	RCKT2021500145			22933762			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	- ___	VVOE in file is not within [Redacted] of Note.				Reviewer Comment (2021-08-25): Documentation provided to satisfy exception.	08/25/2021			1	A		CA	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910655	RCKT2021500149			22933766			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan
Reviewer Comment (2021-10-19): PCCD, letter to borrower, copy of check and proof of mailing provided.  Exception cleared.

Buyer Comment (2021-10-17): Please see attached redisclosure package curing the issue.

Reviewer Comment (2021-09-08): Closing Disclosure Addendum provided reflects seller paid Owner's Title Policy - Seller Paid of [Redacted]  This is not considered a finance charge.  Calculated Finance Charges are:  Discount Points [Redacted]; Broker Compensation [Redacted]; Condo Insurance Fee [Redacted]; Flood Life of Loan Coverage [Redacted]; Life of Loan Tax Service [Redacted];  Express Mail/Courier Fee [Redacted]; Title - Courier Fee [Redacted]; Title - Archive Fee [Redacted]; Title - E Doc Fee [Redacted]; Title - Loan Tie In Fee [Redacted]; Title - Electronic Recording Service [Redacted]; Title - Settlement Charge [Redacted]; Title - Sub Escrow [Redacted]; Title - Wire [Redacted]; Title - Wire Fee [Redacted] and  Prepaid Interest [Redacted] = [Redacted] versus [Redacted].  Calculated Finance Charges are [Redacted] versus [Redacted].

Buyer Comment (2021-09-02): The Finance Charge is correct. Please see attached CD Addendum showing fees paid by others not to be included. Also, please see Itemization of Amount Financed for the prepaid finance charge. Please review to clear this condition.
																		10/19/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910655	RCKT2021500149			22933767			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		The preliminary title report in file disclosed [Redacted] of title insurance coverage; however this is less than the loan amount of [Redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2021-09-08): Title policy showing complete coverage has been provided satisfying the exception. Buyer Comment (2021-09-03): see attached	09/08/2021			1	A		CA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910656	RCKT2021500160			22933772			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank [Redacted]): Creditor did not provide a copy of each valuation to applicant [Redacted] prior to consummation.	Verification appraisal was delivered to borrower was not provided.				Reviewer Comment (2021-09-09): Received required documentation. Cleared.	09/09/2021			1	A		CA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910656	RCKT2021500160			22933774			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Total Property Costs Year 1 - October 2018 Test	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Estimated Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	The final CD disclosed the Amount of Total Property Costs over Year 1 as [Redacted] on page 4; however the annual taxes ([Redacted]) and homeowners insurance ([Redacted]) and HOA ([Redacted]) total are [Redacted] per year. Final CD reflects Estimated Taxes, Insurance & Assessments of [Redacted] monthly, correct amount is [Redacted]. Provide a post-close CD correcting on page 4 and Estimated Taxes, Insurance & Assessments on page 1; and a copy of the letter of explanation letter sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-05): Received required documentation. Cleared. Reviewer Comment (2021-09-09): Have not received a Post Close CD to review for needed corrections on [Redacted] and [Redacted] and a copy of the explanation letter sent to borrower disclosing the changes made.	10/05/2021			1	A		CA	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910656	RCKT2021500160			22933775			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	ECOA Valuations Rule (Dodd-Frank [Redacted]): Borrower waived right to receive a copy of the appraisal at least [Redacted] prior to closing, and appraisal was not provided at or before closing.	Received verification that the borrower waived their right to a copy of the appraisal at least 3 business days prior to closing, however still missing verification that the borrower was provided a copy of the appraisal.
Reviewer Comment (2021-10-07): Per email in file uploaded [Redacted], appraisal email sent to client on [Redacted] @ [Redacted].

Reviewer Comment (2021-10-05): Exception still outstanding.  There is no proof in the file that the borrower received a copy of the appraisal as required.  The Appraisal Waiver states that the borrower(s) waived the timing requirements, but does not state that they received a copy of the appraisal.

Buyer Comment (2021-10-04): [Redacted]: The purpose of the appraisal delivery waiver is to waive the right to delivery [Redacted] prior to closing, there is nothing left to prove.

Reviewer Comment (2021-09-09): Received copy of Waiver of Right to Receive a Copy of the Appraisal within [Redacted] of closing, however have not received verification that a copy of the  appraisal was provided to the borrower.
																		10/07/2021			1	A		CA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910657	RCKT2021500171			22933777			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Notary and Appraisal Management fess were incorrectly included in finance charge.
Reviewer Comment (2021-10-13): Shipping label acceptable per confirmation received.  Exception cleared.

Buyer Comment (2021-10-12): Deilvered. Please review and clear.

Reviewer Comment (2021-10-08): [Redacted] received PCCD, LOE, refund check, and shipping label. The shipping label indicates package is not yet delivered. Exception may be cure once proof of delivery is available.

Buyer Comment (2021-10-06): Please see PCCD and refund issued to the borrower.

Reviewer Comment (2021-09-09): Per outside counsel and SFA review guidelines [Redacted] must consider a Loan Tie In Fee as a finance charge.  Cure is required to cure the exception.

Buyer Comment (2021-09-08): Can you please have this escalated for review? Please review the itemization of the amount financed on [Redacted] of the loan file for the proper fees to include in the finance charge. Per the CFPB the loan tie-in fee would not be included in the total finance charge. Please review and clear this condition. Thank you.

Reviewer Comment (2021-09-08): Calculated Finance Charges are: Flood Life of Loan Coverage [Redacted]; Discount Points [Redacted]; Prepaid Interest [Redacted]; Tax Service Fee (Life of Loan) [Redacted]; Title - Special Courier Service Fee [Redacted]; Title - Loan Tie In Fee [Redacted]; Title - Recording Service Fee [Redacted]; Title - Escrow Fees [Redacted]; Underwriting Gee [Redacted] = [Redacted]versus [Redacted].  Calculated Finance Charge is [Redacted] versus [Redacted].

Buyer Comment (2021-08-31): The Notary and Appraisal Management fee are able to be included in the total amount financed. Can you please provide clarity on why these are not able to include?
																		10/13/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910658	RCKT2021500184			22933779			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	An acceptable change of circumstance was not found in the file to support the increase in the recording fees from [Redacted] to [Redacted] on the closing disclosure with date issued of [Redacted]. A change of circumstance was found in the file dated [Redacted], however, it does not identify the reason for the increase. A tolerance cure is required in the amount of [Redacted].				Reviewer Comment (2021-10-12): PC CD provided reflecting tolerance cure for appraisal and [Redacted] fees in the total amount of [Redacted]. Letter to borrower, proof of mailing and copy of check to borrower provided. Exception Cleared. Reviewer Comment (2021-09-08): No documentation provided to clear exception	10/12/2021			1	A		OH	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910658	RCKT2021500184			22933780			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	An acceptable change of circumstance was not found in the file to support the increase in the appraisal fee from [Redacted] to [Redacted] on the closing disclosure with date issued of [Redacted]. A change of circumstance was found in the file dated [Redacted], however, it does not identify the reason for the increase. A tolerance cure is required in the amount of [Redacted].				Reviewer Comment (2021-10-12): PC CD provided reflecting tolerance cure for appraisal and [Redacted] fees in the total amount of [Redacted]. Letter to borrower, proof of mailing and copy of check to borrower provided. Exception Cleared. Reviewer Comment (2021-09-08): No documentation provided to clear exception	10/12/2021			1	A		OH	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910658	RCKT2021500184			22933781			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Wire / Funding / Disbursement Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A wire fee was added to the Closing Disclosure not disclosed on the Loan Estimate. Although it was payable to the title company, the fee was not disclosed as a Title - Wire fee. A tolerance cure is required in the amount of [Redacted] as an acceptable change in circumstance was not found.
Reviewer Comment (2021-10-04): Ref to Compliance ticket :  CHD-26567.  Same situation, using noted as attestation. Shopping for settlement service providers.
2. Disclosure of services for which the consumer may shop. Section 1026.19(e)(1)(vi)(B) requires the creditor to identify the services for which the consumer is permitted to shop in the disclosures provided pursuant to 1026.19(e)(1)(vi). See 1026.37(f)(3) regarding the content and format for disclosure of services for which the consumer may shop.
1026.19(e)(1) refers to the LE and 1026.37(f)(3) refers to Section C of the LE (see below). Accordingly, fees/services not disclosed in Section C of the LE are not considered services the borrower is permitted to shop for and are therefore not eligible for [Redacted] or unlimited tolerance regardless of the SSPL. Note that even the SSPL refers the borrower to see Section C on [Redacted] of the LE to determine which fees borrower can shop for. If the fee in question was not disclosed on the LE, the service is not considered shoppable and therefore subject to [Redacted] tolerance.
Not withstanding the above, if the borrower-chosen service provider further outsourced the survey fee we would accept an attestation confirming this. Ideally, the attestation would come from the service provider, but if that cannot be obtained, we would accept one from the lender. The attestation should confirm that the service was outsourced by the borrower-chosen provider and can be in the form of a comment on the exception. This attestation would allow us to test the fee under the no tolerance category with the understanding that the new fee added on the CD was imposed by a provider through which the borrower indirectly selected.
 This comment is being used as an attestation.

Reviewer Comment (2021-09-08): All title fees need to be listed with a "title-" prefilx to it under TRID guideline for Consistent terminology and order of charges. Since the Wire fee has not been disclosed with Title prefix it has been considered as a Third party charge and in order for a third party fee to be considered shopable and eligible to be either a [Redacted] or no-tolerance fee, it needs to be listed on the final LE, which in this case is not present. So, either provide a PCCD reflecting the Wire fee in correct format or provide cure for the same under [Redacted] tolerance.

Buyer Comment (2021-09-07): [Redacted]: Though it didnt have the title- prefix it is still a Section C client chosen title company fee and as such is subject to an unlimited tolerance. No regulation requires a title prefix to dictate what type of fee tolerance is applied.
																		10/04/2021			1	A		OH	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910658	RCKT2021500184			22933782			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Survey Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A Title - Survey fee was added to the Closing Disclosure without a change of circumstance found. The payee for the fee was not the same provider as the remaining title fees. A tolerance cure is required in the amount of [Redacted].
Reviewer Comment (2021-10-04): Ref to Compliance ticket :  CHD-26567.  Same situation, using noted as attestation. Shopping for settlement service providers.
2. Disclosure of services for which the consumer may shop. Section 1026.19(e)(1)(vi)(B) requires the creditor to identify the services for which the consumer is permitted to shop in the disclosures provided pursuant to 1026.19(e)(1)(vi). See 1026.37(f)(3) regarding the content and format for disclosure of services for which the consumer may shop.
1026.19(e)(1) refers to the LE and 1026.37(f)(3) refers to Section C of the LE (see below). Accordingly, fees/services not disclosed in Section C of the LE are not considered services the borrower is permitted to shop for and are therefore not eligible for [Redacted] or unlimited tolerance regardless of the SSPL. Note that even the SSPL refers the borrower to see Section C on [Redacted] of the LE to determine which fees borrower can shop for. If the fee in question was not disclosed on the LE, the service is not considered shoppable and therefore subject to [Redacted] tolerance.
Not withstanding the above, if the borrower-chosen service provider further outsourced the survey fee we would accept an attestation confirming this. Ideally, the attestation would come from the service provider, but if that cannot be obtained, we would accept one from the lender. The attestation should confirm that the service was outsourced by the borrower-chosen provider and can be in the form of a comment on the exception. This attestation would allow us to test the fee under the no tolerance category with the understanding that the new fee added on the CD was imposed by a provider through which the borrower indirectly selected.
 This comment is being used as an attestation.

Reviewer Comment (2021-09-08): [Redacted] is unable to determine from the file whether the lender or title company requried the survey.  If the lender required the survey fee then a cure is due to the borrower.  If the borrower-chosen service provider further outsourced the Survey Fee, an attestation or comment on exception from the seller is needed.  The attestation/letter should confirm that the service was outsourced by the borrower-chosen provider. This attestation would allow us to test the fee under the no tolerance category with the understanding that the new fee added on the CD was imposed by a provider through which the borrower indirectly selected.

Buyer Comment (2021-09-07): [Redacted]: The title survey fee was not required by the lender, but was required by the client-chosen title company. This fee should be subject to zero tolerance due to the fact the lender never required the fee, and it was ordered by a client chosen title company.
																		10/04/2021			1	A		OH	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910658	RCKT2021500184			22933783			Credit	Asset	Asset Documentation	Asset	Guideline Issue:Insufficient asset documentation.		There was an updated printout for [Redacted] checking acct [Redacted] that was reflected as "deposit search" dated [Redacted] that shows the available balance as only [Redacted] versus [Redacted] as verified on [Redacted]. Clarification/documentation is needed as it appears the borrower may have already withdrawn part of the funds for the [Redacted] closing. This would be required in order to support the borrower's sufficient funds to close plus reserves.
Reviewer Comment (2021-10-04): The documentation [Redacted] has in file shows the balance of the account [Redacted] with [Redacted] shows the account had [Redacted] on [Redacted] prior to the closing date. (See screenshot #1) On [Redacted] the client submitted deposit history that wasn't needed for qualifying showing the deposits in the account, and also that the balance lowered significant on the date of closing [Redacted]. (See screenshot #2). We believe that the client did begin withdrawing money for closing as the date of closing is [Redacted] and thus the balance reflected on that date shouldn't be used as the client's final balance prior to loan execution, as the history was showing on the closing date which is the date the client has to withdraw money to attend closing. Please review documentation to confirm the client had sufficient funds up until the date of closing, and please exclude those bank statements that reflect the date the client was to withdraw funds.
																		10/04/2021			1	A		OH	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910659	RCKT2021500191			22933787			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing HO-6 (Walls In) insurance and estimate was not included in Homeowner's Insurance Section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.				Buyer Comment (2021-09-09): [Redacted] is a client service organization and therefore discloses Flood Insurance as other since it is not homeowners insurance in order to properly inform the client of what is included and what is not on their loan. We maintain that for clarity we disclose this way in order for the CD to be as clear as possible for the client. Reviewer Comment (2021-08-12): Disclosed as other. Format issue EV2 per OC			09/09/2021	2	B		NJ	Second Home	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910659	RCKT2021500191			22933788			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Appraisal indicates HOA is [Redacted] per month. Approval and CD are using [Redacted]. Corrected PCCD was not provided with correct value of property costs.				Reviewer Comment (2021-09-09): Received required documentation. Cleared.	09/09/2021			1	A		NJ	Second Home	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910659	RCKT2021500191			22933789			Compliance	Compliance	Federal Compliance	Flood	The Homeowner Flood Insurance Affordability Act of [Redacted] escrow has not been set up for flood insurance for loans closed on or after [Redacted].		Flood insurance for the subject reflects the insured name as [Redacted]. This blanket policy covers the subject and the adjoining unit (subject is a duplex). The appraiser states that there are no HOA dues and this is common and typical for many duplex type properties in the area. Owners share expenses when required. The annual premium for the flood insurance is [Redacted] per year. The final Closing Disclosure does not reflect any escrows for Flood Insurance and there is no evidence of the association paying the flood insurance premium.				Buyer Comment (2021-10-04): Flood policy is duty of each HOA member to pay for, and since it is an HOA responsibility it it treated as the master policy is treated. Loan will be monitored during servicing to confirm flood policy is in place and with sufficient coverage.			10/04/2021	2	B		NJ	Second Home	Purchase		C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910660	RCKT2021500192			22933793			Credit	Guideline	Guideline Issue	Guideline	Hazard Insurance Policy expires within [Redacted] of the Note Date or is already expired.		The subject policy expiration date is [Redacted] which is within [Redacted] of the subject note date of [Redacted].				Reviewer Comment (2021-10-13): Revised HOI provided to satisfy exception. Buyer Comment (2021-10-09): Please see attached HOI and review to clear condition.	10/13/2021			1	A		FL	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910661	RCKT2021500211			22933802			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Calculated Finance Charge of [Redacted] is more than [Redacted] higher than Disclosed charge of [Redacted]. Client's itemization does not include "Title - Settlement / Closing / Escrow fee as a Finance Charge.
Reviewer Comment (2021-10-07): Clearing with attestation related to

[Redacted] commented on  CHD-26709

Buyer Comment (2021-10-06): This was emailed to [Redacted], however the previously provided email clearly states this is not involved in a cash transaction. Also, Please see attached interpretation of 1026.4(c) confirming this is to be excluded.

Reviewer Comment (2021-10-06): Per 1026.4(a)(2) - Special Rule;Closing Agent Charges - Fees charged by a third party that conducts the loan closing (such as settlement agent, attorney or escrow or title company) are finance charges only if the credit:
(i) requires the particular services for which the consumer is charged (ii) Requires the imposition of the charge; or (iii) Retains a portion of the third party charge.  Since [Redacted] does not have a history of performing their own closings based on [Redacted] knowledge due to a history of file reviews, it can only be determined that [Redacted] is requiring a third party to perform the closing.  Thus, the Title- Closing Fee would be considered a finance charge.  This can be discussed further in the next meeting if desired.

Buyer Comment (2021-10-05): Please see attached from the title company confirming this is their standard fee for all closings regardles of whether or not there is a lender involded. Therefore this is not a finance charge. Please review to clear this condition.

Reviewer Comment (2021-09-08): [Redacted] received lender copy of regulation 1026.4(c)(7) to rebut that "title" fees not finance charges. While the TRID regulations require that any item that is a component of title insurance or is for conducting the closing to have the prefix "Title-" at the beginning of the label for that fee, this description does not automatically cause the fee to fall under the 1026.4(c)(7) exclusion for purposes of finance charge consideration. [Redacted] includes these fees within finance charge because the regulation does not specifically exclude the charge otherwise. While 1026.4(c)(7) allows for the exclusion of "…title examination, abstract of title, title insurance, property survey, and similar purposes", not all "Title-" fees will fall into this category. For example, while a Title-Courier Fee may have been charged by title for the delivery of documents, it is not a fee for title examination, abstract of title, etc. Similarly, whereas a Recording Fee is excludable under 1026.4(e)(1), a Recording Service Fee is a separate charge that is not paid to a public official for purposes of perfecting the security interest. As a result, the Title-Closing Fee  and Title-Title Service Fee would be considered a finance charge.  These are fees not found in comparable cash sale transaction.  Finance charge calculation was underdisclosed and exception is valid.

Reviewer Comment (2021-09-07): The documentation received does not address why the Title - Settlement/Closing/Escrow Fee was not considered a Finance Charge.  The documentation received addresses title examination, abstract of title, title insurance, property survey and similar purposes.

Buyer Comment (2021-09-01): Per 1026.4(C)(7)(1) this fee is not included in the Finance Charge. Please review to clear this condition as the Finance Charge is correct.
																		10/07/2021			1	A		MN	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910662	RCKT2021500215			22933804			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Fail.	This is due to the Points and Fees exceeding the allowable [Redacted].
Reviewer Comment (2021-10-01): Loan is SHQM (APOR)

Reviewer Comment (2021-09-09): Since the undiscounted rate and price are the same as the note rate and discount points, there are no discount points eligible for exclusion.  In looking at the QM findings, the difference is in our calculation of TLA.  We do not include lump sum credits into our total loan amount calculation and therefore the note amount of [Redacted] less the finance charges of [Redacted] is our TLA amount of [Redacted].  [Redacted] of this TLA is [Redacted] and the total fees of [Redacted] exceeds this amount.  The lender's calculation is using a total loan amount including the lump sum credit and is therefore yielding a higher loan amount and higher threshold.  The exception is valid based on this explanation.

Buyer Comment (2021-09-07): Please see rate pricing as well as LLPA's. Please review to clear this condition as we are passing the test.
																		10/01/2021			1	A		MD	Primary	Purchase	Lender to provide updated ATR/QM status	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910662	RCKT2021500215			22933805			Compliance	Compliance	Federal Compliance	ATR/QM Defect	QM Points and Fees [Redacted]	Qualified Mortgage (Dodd Frank [Redacted]): Points and Fees on subject loan of [Redacted] is in excess of the allowable maximum of [Redacted] of the Federal Total Loan Amount. Points and Fees total [Redacted] on a Federal Total Loan Amount of [Redacted] vs. an allowable total of [Redacted] (an overage of [Redacted] or [Redacted]).	.The Points and Fees on the subject loan is in excess of the allowable maximum amount of [Redacted] by [Redacted].
Reviewer Comment (2021-10-01): Itemization used to apply seller credit to loan discount which brings points and fees under QM [Redacted] threshold.

Reviewer Comment (2021-09-09): Since the undiscounted rate and price are the same as the note rate and discount points, there are no discount points eligible for exclusion.  In looking at the QM findings, the difference is in our calculation of TLA.  We do not include lump sum credits into our total loan amount calculation and therefore the note amount of [Redacted] less the finance charges of [Redacted] is our TLA amount of [Redacted].  [Redacted] of this TLA is [Redacted] and the total fees of [Redacted] exceeds this amount.  The lender's calculation is using a total loan amount including the lump sum credit and is therefore yielding a higher loan amount and higher threshold.  The exception is valid based on this explanation.

Buyer Comment (2021-09-07): Please see rate pricing as well as LLPA's. Please review to clear this condition as we are passing the test.

Reviewer Comment (2021-09-07): Documentation verifying the undiscounted rate and price are required.  Exception remains.

Buyer Comment (2021-09-01): The QM loan amount is [Redacted] as evidenced by the Itemization of Amount Financed attached. Therefore we are passing the QM Points and Fees test. Please review to clear this condition.
																		10/01/2021			1	A		MD	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910662	RCKT2021500215			22933807			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Survey Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	A Title - Survey Fee was added to the Closing Disclosure with Date Issued of [Redacted] without a valid change of circumstance. It was noted the payee utilized for the survey was not the same provider as the remainder of the title fees.				Reviewer Comment (2021-09-02): The exception is being cleared, as the lender commented on the exception that the fee was required by title and not the lender. This comment is being used as an attestation.	09/02/2021			1	A		MD	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910663	RCKT2021500224			22933814			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		Insurance Coverage Shortfall in the amount of [Redacted]. No Replacement cost estimate in file. Estimate of cost new was also not completed on the appraisal to further validate proper insured amount.				Reviewer Comment (2021-09-03): Documentation on file shows there is an additional [Redacted] dwelling or other structures coverage that exceeds the coverage of the loan, satisfying the exception.	09/03/2021			1	A		WA	Primary	Purchase		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910663	RCKT2021500224			22933816			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Disclosure reflects Finance Charges of [Redacted] however calculated Finance Charges reflects [Redacted]. The calculated Finance Charge does not include the appraisal management services fee of [Redacted], but did include a [Redacted] Processing fee found in section B on the Closing disclosure.				Reviewer Comment (2021-09-17): Received required documentation. Cleared.	09/17/2021			1	A		WA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215910664	RCKT2021500352			22933817			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [Redacted], Most Recent Tax Return End Date [Redacted], Tax Return Due Date [Redacted].	[Redacted] business tax returns are required for partnership [Redacted]. A [Redacted] K1 for the partnership was provided. Application Date is [Redacted]. A [Redacted] Tax Return Extension Request was provided for the borrower's personal taxes.				Reviewer Comment (2021-10-11): Received required documentation. Cleared. Buyer Comment (2021-10-06): Please see the uploaded tax extension. Reviewer Comment (2021-09-22): [Redacted] Tax Returns or an Extension for the [Redacted] Business Tax Returns is required since the application date of [Redacted] is on or after [Redacted]. Reviewer Comment (2021-09-03): Tax extension Buyer Comment (2021-09-02): Please review and clear this condition. Business returns are not required as of the date of closing on this loan. Thank you.	10/11/2021			1	A		CA	Primary	Purchase		C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215910664	RCKT2021500352			22933818			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Finance Charge	TILA-RESPA Integrated Disclosure - Loan Calculations: Final Closing Disclosure provided on [Redacted] disclosed an inaccurate Finance Charge on page 5 that does not match the actual Finance Charge for the loan (fee amounts included in Finance Charge calculation are based on Closing Disclosure dated [Redacted]).	Finance Charge disclosed is [Redacted]. Calculated finance charge is [Redacted] Variance of [Redacted] Based on review of Lender's compliance report, Title -New Loan Services Fee was not included in finance charge calculation. TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable.
Reviewer Comment (2021-10-01): Received required documentation. Cleared.

Buyer Comment (2021-09-30): Please see PCCD uploaded to the loan file.

Reviewer Comment (2021-09-22): The revised Closing Disclosure and cover letter to the Borrower was not for this file.  Documentation received was for the borrower last name of [Redacted].

Buyer Comment (2021-09-22): Cure provided to the borrower.

Reviewer Comment (2021-09-08): The Final Closing Disclosure reflects a fee "Title - New Loan Services" that was included in our finance charge calculation not included in your itemization.  This is included as it is not possible to determine what services it encompasses in order to accurately verify if they are courier, wire or some other finance charge fees.  Title - Service Charges are in fact Finance Charges.

Buyer Comment (2021-09-08): Can you please clarify what fee you are referring to?

Reviewer Comment (2021-09-03): loan review fee not showing in FC

Buyer Comment (2021-09-02): According to the CFPB the Loan Services Fee does not need to be included in the finance charge. Please see the Itemization of the amount financed to shows the fees which were financed, located on [Redacted] in the loan file.
																		10/01/2021			1	A		CA	Primary	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Refund check for underdisclosed amount, Corrected CD, and Re-open Rescission if Applicable	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963867	RCKT2021501101			23098394			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided						Reviewer Comment (2021-10-12): Received Rider - Other, Exhibit A, Associated to the file and Exception Cleared Buyer Comment (2021-10-11): Please see attached legal description.	10/12/2021			1	A		NC	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963867	RCKT2021501101			23102331			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-					Reviewer Comment (2021-10-12): Received Paystub for borrower [Redacted]. Exception cleared Buyer Comment (2021-10-10): Please see attached paystub for [Redacted].	10/12/2021			1	A		NC	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963869	RCKT2021501107			23128022			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure No Seller Paid Fees Primary Residence First Lien	TRID Final Closing Disclosure [Redacted] on a first lien purchase transaction did not disclose any Seller paid fees/charges on page 2. (Points and Fees testing limited to Borrower paid fees.)	Seller CD was not provided to confirm fees.
Reviewer Comment (2021-10-22): Seller's CD provided.  Exception cleared

Buyer Comment (2021-10-22): See attached Seller CD and review to clear condition.

Reviewer Comment (2021-10-21): Please provide seller's final settlement statement if a seller CD is not available. The purchase agreement indicates multiple fees seller is responsible and real estate is also not indicated on the addendum.

Reviewer Comment (2021-10-20): Document uploaded on [Redacted] is a copy of the Closing Disclosure for the Borrower.  Still need a copy of the Seller's Closing Disclosure.

Buyer Comment (2021-10-20): See attached seller's CD and review to clear condition.

Reviewer Comment (2021-10-19): Clarification - we are not in need of the evidence of the borrower's fees paid by the seller.  We are in need of the actual Seller's Disclosure/Closing Statement as this is required for compliance testing and is missing from the loan file provided.  Please provide in order to clear the exception.

Buyer Comment (2021-10-17): Please re-review. The CD addendum does embody the entirety of the seller paid fees. This meets guidelines and there is no violation here. Please review to escalate or clear this condition.

Reviewer Comment (2021-10-12): [Redacted] received CD Addendum with itemization of credits.  However, this document does not reflect all seller paid fees.  We will accept an updated CD with seller paid fees and LOE or another document that outlines seller paid fees (typically Seller CD or Seller Settlement Statement)

Buyer Comment (2021-10-09): Please see attached closing disclosure addendum and review to clear condition.
																		10/22/2021			1	A		TX	Primary	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963870	RCKT2021501108			23107412			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Tax Service Fee (Life Of Loan). Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Tax Service Fee was disclosed on Loan Estimate however, file does not contain a valid COC for this fee increase, nor evidence of cure. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-12): [Redacted] received clarification from the seller, hence exception cleared. Buyer Comment (2021-10-12): The change of circumstance for this increase is listed on the redisclosure history on [Redacted]. The loan amount increased over [Redacted] which necessitated a [Redacted] increase to the fee.	10/12/2021			1	A		MD	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963870	RCKT2021501108			23107413			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Transfer Tax. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Transfer Tax Fee was not disclosed on Loan Estimate. File does not contain a valid COC for this fee, nor evidence of cure. Provide a post-close CD disclosing the tolerance cure to include [Redacted], a copy of refund check, proof of delivery, and a copy of the letter of explanation sent to the borrower disclosing the changes made.				Reviewer Comment (2021-10-19): Proof of delivery provided. Exception cleared. Reviewer Comment (2021-10-14): [Redacted] received PCCD, Loe, copy of refund check however tracking id only shows label generated. Buyer Comment (2021-10-14): Please see attached redisclosure package curing the issue. Please review to clear this condition.	10/19/2021			1	A		MD	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963872	RCKT2021501111			23125775			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Missing Document: Appraisal was made "subject to" and Form 1004D/442 was not provided.	-	No follow up was provided for stairwell leak identified by appraiser.
Reviewer Comment (2021-10-12): From: [Redacted]
Sent: [Redacted]
To: [Redacted]
Cc: [Redacted]
Subject: [Redacted]

EXTERNAL EMAIL - USE CAUTION
[Redacted],
I've uploaded the response and roof inspection for this file.  We discussed it on the call and are comfortable keeping the appraisal in the subject to condition based on the cosmetic nature of the repair and the clean roof inspection.

Buyer Comment (2021-10-12): We believe that a 1004D is not required.  The condition is merely cosmetic and does not effect the safety or functionality of the home. A roof inspection has been complete which states the roof is in fantastic condition with no missing or broken shingles, all sealed and no signs of issues.  We are comfortable closing this loan in the subject to condition. Please see attached roof inspection and review to clear condition.
																		10/12/2021			1	A		TX	Primary	Refinance - Rate/Term		C	A	A	A	C	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963872	RCKT2021501111			23125798			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Fee change without valid COC. Additionally Re-disclosed LE issued on [Redacted], [Redacted], [Redacted] were not provided for review.				Reviewer Comment (2021-10-12): [Redacted] has received valid changed circumstance and LEs for fee increase.	10/12/2021			1	A		TX	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963872	RCKT2021501111			23125799			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Appraisal Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Fee change without valid COC. Additionally Re-disclosed LE issued on [Redacted], [Redacted], [Redacted] were not provided for review.				Reviewer Comment (2021-10-12): [Redacted] has received valid changed circumstance for fee increase. Buyer Comment (2021-10-11): See attached appraisal services document. Appraisal fee increased due to distance with travel time [Redacted] and over a [Redacted] valuation. CIC and LE's are attached. Please review to clear condition.	10/12/2021			1	A		TX	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	C	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963875	RCKT2021501117			23126690			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	TILA-RESPA Integrated Disclosure - Loan Disclosures: Amount of Non-Escrowed Property Costs over Year 1 of [Redacted] on Final Closing Disclosure provided on [Redacted] not accurate.	Escrow Account section (pg 4) indicates loan will have an escrow account and "Non-Escrowed Property Costs over Year 1" does not match the annual sum of the actual monthly non-escrowed costs. Hazard insurance is [Redacted] per month. AUS qualified borrower with [Redacted].				Reviewer Comment (2021-10-14): Cleared. Data input error. Buyer Comment (2021-10-13): [Redacted]: There are two types of insurance on this property, theres the earthquake insurance by [Redacted] ([Redacted]), regular HOI insurnace from [Redacted] ([Redacted]). With both those items included the CD and AUS are correct, please review and clear this condition.	10/14/2021			1	A		CA	Second Home	Purchase	Letter of Explanation & Corrected Closing Disclosure	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963875	RCKT2021501117			23126693			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	TILA-RESPA Integrated Disclosure - Projected Payments: Final Closing Disclosure provided on [Redacted] incorrectly disclosed whether Homeowners Insurance is included in escrow.	Borrower is escrowing Flood Insurance and estimate was not included in Homeowner's Insurance section. Per CPFB, any item used to insure or prevent loss from damage of the subject must be considered in Homeowner's Insurance bucket.				Buyer Comment (2021-10-13): [Redacted] is a client service based organization and for clarity to the client we do not classify flood insurance as homeowners insurance, and the client can review [Redacted]4 to get further breakdown of the insurance that is required for this loan. Reviewer Comment (2021-10-06): Regraded to EV2-B as the Flood Insurance is being disclosed to the consumer, just in the incorrect line item as it should be part of Homeowners insurance, but instead was disclosed under other.			10/13/2021	2	B		CA	Second Home	Purchase	TILA Material Disclosure Cure - Provide the following: Letter of Explanation, Proof of Delivery, Corrected CD, and Re-open Rescission if Applicable	C	B	A	A	C	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963878	RCKT2021501128			23134181			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.		Title Policy amount of [Redacted] is less than loan amount of [Redacted]. Updated policy showing updated coverage to be provided.				Reviewer Comment (2021-10-12): Updated preliminary title document has been provided covering the amount of the loan. Buyer Comment (2021-10-09): Please see attached updated title and review to clear condition.	10/12/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963882	RCKT2021501139			23133531			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Valid COC was not provided to Title Fees disclosed in section B as fees the borrower did not shop for.
Reviewer Comment (2021-10-18): Change in Circumstance provided for the increase in the appraisal fee due to property type.  Exception cleared.

Buyer Comment (2021-10-15): [Redacted]: see proof appraisal wasn't received until [Redacted].

Reviewer Comment (2021-10-15): [Redacted] received the underwriting condition. However property type as PUD is indicated on the appraisal dated [Redacted] however the fee increase was not disclosed to borrower until [Redacted] later. As the fee was not disclosed within [Redacted] of the changed circumstance cure is required. Cure consists of corrected CD, LOE to borrower, proof of mailing, and copy of refund check.

Buyer Comment (2021-10-14): [Redacted]: see underwriting conditions showing single family.

Reviewer Comment (2021-10-14): [Redacted] received Corrected PCCD with fees moved to Section C & LOE. However Recording fee increased from [Redacted] to [Redacted] on LE dated [Redacted] but in  COC dated [Redacted] the values  are different is shows increase from [Redacted] to [Redacted] and COC states due to change in property type. All Approvals in the file shows property type as PUD hence please provide prior Approval which shows the property type as " Single Family.
Please provide COC with corrected values and prior approval.
																		10/18/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963882	RCKT2021501139			23133532			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Records Retention Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	Valid COC was not provided to Title Fees disclosed in section B as fees the borrower did not shop for.				Reviewer Comment (2021-10-14): [Redacted] received Corrected PCCD with fees moved to Section C & LOE.	10/14/2021			1	A		CA	Primary	Purchase	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963884	RCKT2021501146			23134925			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: Zero Percent Fee Tolerance exceeded for Title - Payoff Statement Fee. Fee Amount of [Redacted] exceeds tolerance of [Redacted]. Insufficient or no cure was provided to the borrower.	No Cure or Valid Change of Circumstance (COC) was provided to the Borrower for the Title - Payoff Statement Fee Increase of [Redacted] which exceeds the Zero Tolerance Fee Matrix as these fees were included in section B - Services the Borrower Did Not Shop For.				Reviewer Comment (2021-10-15): [Redacted] received corrected PCCD with LOE for Title- Payoff Statement fee which was moved from section B to C and there is no tolerance violation. Reviewer Comment (2021-10-14): No documentation provided as of this date.	10/15/2021			1	A		CA	Primary	Refinance - Cash-out - Other	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	A	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963887	RCKT2021501151			23137734			Credit	Loan Package Documentation	Closing / Title	Missing Document	Missing Document: Rider - Other not provided		The Legal Description rider attached and recorded with the security instrument was not provided in file.				Reviewer Comment (2021-10-12): Separate and recordable Legal Description has been provided, satisfying the exception. Buyer Comment (2021-10-09): Please see attached legal and review to clear condition.	10/12/2021			1	A		CA	Primary	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963888	RCKT2021501154			23139333			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	Disaster Name: ___ Disaster Declaration Date: ___	The property is located in a FEMA disaster area. Provide a post-disaster inspection verifying there was no damage. Note: the disaster end date has not been identified. The inspection must include exterior photos and the property must be re-inspected on or after the declared end date.				Reviewer Comment (2021-10-13): As per the Explanation provided, the Exception can be cleared Buyer Comment (2021-10-10): Disaster inspection not needed, declaration date of disaster was [Redacted], the appraisal was completed on [Redacted] showing the property intact.	10/13/2021			1	A		CA	Primary	Refinance - Limited Cash-out GSE		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963890	RCKT2021501160			23139451			Credit	Title	General	Title	Final Title Policy Coverage is less than Original Loan Amount.						Reviewer Comment (2021-10-14): Received required documentation. Cleared.	10/14/2021			1	A		FL	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963890	RCKT2021501160			23139952			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - QM	Qualified Mortgage (Dodd-Frank [Redacted]): Originator Loan Designation of Safe Harbor QM (APOR) does not match Due Diligence Loan Designation of QM (APOR) Risk.	Result of DTI issue. Exception will be removed once satisfactory documentation is provided to clear DTI exception.				Reviewer Comment (2021-10-14): Received required documentation. Cleared.	10/14/2021			1	A		FL	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963890	RCKT2021501160			23139957			Compliance	Compliance	Federal Compliance	TRID Defect	TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	TILA-RESPA Integrated Disclosure: [Redacted] Fee Tolerance exceeded. Total amount of [Redacted] exceeds tolerance of [Redacted] plus [Redacted] or [Redacted]. Insufficient or no cure was provided to the borrower.	Title - Endorsement Fee first appeared on Preliminary Closing Disclosure dated [Redacted] with no valid Changed Circumstance to support and no evidence of cure being provided to the borrower.				Reviewer Comment (2021-10-14): [Redacted] Received PCCD dated [Redacted] along with LOE as Title Fees moved from section B to section C therefore no cure require.	10/14/2021			1	A		FL	Primary	Refinance - Rate/Term	Fee Tolerance Refund Provide the Following: Letter of Explanation, Proof of Delivery, Copy of Refund Check, and Corrected CD	C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	Yes
215963890	RCKT2021501160			23148046			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor and QM DTIs don't match and both moderately exceed Guidelines	General QM: The DTIs calculated in accordance with the Lenders Guidelines of [Redacted] and based on 1026.43(e) of [Redacted] moderately exceed the guideline maximum of [Redacted]. (DTI Exception is eligible to be regraded with compensating factors.)	1008 indicated to exclude debt with [Redacted] as debt was paid in full. No documentation was provided to confirm debt was paid. Including debt in ratios exceeds [Redacted] DTI guideline.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): [Redacted]: Please review the attachment showing the [Redacted] account has been paid in full, the account number matches this account on the credit report.	10/14/2021			1	A		FL	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963890	RCKT2021501160			23150300			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: Investor qualifying total debt ratio discrepancy.		1008 indicated to exclude debt with [Redacted] as debt was paid in full. No documentation was provided to confirm debt was paid. Including debt in ratios exceeds [Redacted] DTI guideline.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): [Redacted]: Please review the attachment showing the [Redacted] account has been paid in full, the account number matches this account on the credit report.	10/14/2021			1	A		FL	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
215963890	RCKT2021501160			23151231			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General QM Provision Investor Guidelines Violation	General QM: Based on the loan failing one or more guideline components, the loan is at QM risk.	Debt to income ratio of [Redacted] is higher than guideline allowable ratio of [Redacted] 1008 shows that a debt was excluded by mistake.				Reviewer Comment (2021-10-14): Received required documentation. Cleared. Buyer Comment (2021-10-13): [Redacted]: Please review the attachment showing the [Redacted] account has been paid in full, the account number matches this account on the credit report.	10/14/2021			1	A		FL	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No